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Exhibit 99.1

RECALL FINANCIAL STATEMENTS

 CONSOLIDATED FINANCIAL REPORT

for the year ended 30 June 2015

CONSOLIDATED INCOME STATEMENT

for the year ended 30 June 2015

	Note	2015	(Unaudited) 2014
		US$M	US$M
Sales revenue	6A	827.8	613.7
Gain on sale of business	6A, 4C	2.1	—
Operating expenses	6B	(723.3)	(539.3)
Share of results of joint venture	18C	0.1	0.2

Operating profit		106.7	74.6

Finance revenue		0.5	0.5
Finance costs		(22.1)	(12.8)

Net finance costs	9	(21.6)	(12.3)

Profit before tax		85.1	62.3
Tax expense	10	(20.1)	(20.3)

Profit for the year attributable to members of the parent entity		65.0	42.0

Earnings per share (cents)	11
—basic		20.7	20.1
—diluted		20.5	20.0

The consolidated income statement should be read in conjunction with the accompanying notes.

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

for the year ended 30 June 2015

	Note	2015	(Unaudited) 2014
		US$M	US$M
Profit for the year		65.0	42.0
Other comprehensive income/(loss):
Items that may be reclassified to profit or loss:
Foreign exchange differences on translation of financial statements	28	(82.4)	11.7
Cash flow hedges	28	0.1	(0.7)
Income tax on items that may be reclassified to profit or loss	10A	—	0.2

Other comprehensive income/(loss) for the year		(82.3)	11.2

Total comprehensive income/(loss) for the year attributable to members of the parent entity		(17.3)	53.2

The consolidated statement of comprehensive income should be read in conjunction with the accompanying notes.

CONSOLIDATED BALANCE SHEET

as at 30 June 2015

	Note	2015	(Unaudited) 2014
		US$M	US$M
ASSETS
Current assets
Cash and cash equivalents	13	88.5	72.1
Trade and other receivables	14	183.2	177.5
Inventories	15	2.1	2.5
Other assets	17	16.5	16.1

Total current assets		290.3	268.2

Non-current assets
Other receivables	14	6.7	7.4
Investments	18	—	0.7
Property, plant and equipment	19	389.8	432.3
Goodwill	20	677.2	651.0
Intangible assets	21	134.8	107.6
Deferred tax assets	10C	4.8	0.3
Derivative financial instruments	16	0.1	—
Other assets	17	0.3	0.5

Total non-current assets		1,213.7	1,199.8

Total assets		1,504.0	1,468.0

LIABILITIES
Current liabilities
Trade and other payables	22	165.7	174.5
Tax payable		7.5	8.3
Provisions	24	32.2	26.3
Borrowings	23	21.8	—

Total current liabilities		227.2	209.1

Non-current liabilities
Borrowings	23	626.7	552.2
Derivative financial instruments	16	0.8	0.7
Provisions	24	12.0	10.1
Deferred tax liabilities	10D	68.7	75.2
Other liabilities	22	19.4	21.3

Total non-current liabilities		727.6	659.5

Total liabilities		954.8	868.6

Net assets		549.2	599.4

EQUITY
Contributed equity	26	548.7	545.7
Reserves	28	(245.6)	(171.2)
Retained earnings	28	246.1	224.9

Total equity		549.2	599.4

The consolidated balance sheet should be read in conjunction with the accompanying notes.

CONSOLIDATED CASH FLOW STATEMENT

for the year ended 30 June 2015

	Note	2015	(Unaudited) 2014
		US$M	US$M
Cash flows from operating activities
Receipts from customers		905.1	665.5
Payments to suppliers and employees		(726.2)	(514.4)

Cash generated from operations		178.9	151.1
Interest and other finance costs paid		(22.5)	(15.1)
Interest received		0.5	0.5
Taxes paid, net of refunds		(29.6)	(22.7)

Net cash inflow from operating activities	30B	127.3	113.8

Cash flows from investing activities
Payments for property, plant and equipment		(36.5)	(23.7)
Proceeds from sale of business	4C	20.4	—
Proceeds from sale of property, plant and equipment		—	0.4
Payments for intangible assets	21	(25.1)	(10.9)
Acquisition of businesses, net of cash acquired	4B	(144.3)	(56.6)

Net cash outflow from investing activities		(185.5)	(90.8)

Cash flows from financing activities
Proceeds from borrowings		402.1	617.2
Repayments of borrowings		(290.0)	(64.1)
Dividends paid	12A	(43.8)	—
Payments to Brambles, net of cash in entities acquired during demerger		—	(509.3)

Net cash inflow from financing activities		68.3	43.8

Net increase in cash and cash equivalents		10.1	66.8
Cash and deposits, net of overdrafts, at beginning of the year		72.1	6.1
Effect of exchange rate changes		(9.6)	(0.8)

Cash and deposits, net of overdrafts, at end of the year	30A	72.6	72.1

The consolidated cash flow statement should be read in conjunction with the accompanying notes.

CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

for the year ended 30 June 2015

	Note	Contributed equity	Reserves(1)	Retained earnings	Total
		US$M	US$M	US$M	US$M
Year ended 30 June 2014 (Unaudited)
Opening balance		71.4	(36.4)	206.7	241.7
Profit for the year		—	—	42.0	42.0
Other comprehensive loss		—	11.2	—	11.2

Total comprehensive income		—	11.2	42.0	53.2

Share-based payments:
—expense recognised		—	2.6	—	2.6
—reversed on exercise of shares		—	(2.1)	—	(2.1)
—equity component of related tax		—	0.5	—	0.5
Common control reserve recognised in relation to demerger	4A	—	(147.0)	—	(147.0)
Transactions with owners in their capacity as owners:
—dividends declared	12B	—	—	(23.8)	(23.8)
—issues of ordinary shares, net of transaction costs	26	592.7	—	—	592.7
—return of share capital during demerger	26	(118.4)	—	—	(118.4)

Closing balance		545.7	(171.2)	224.9	599.4

Year ended 30 June 2015
Opening balance		545.7	(171.2)	224.9	599.4
Profit for the year		—	—	65.0	65.0
Other comprehensive loss		—	(82.3)	—	(82.3)

Total comprehensive (loss)/income		—	(82.3)	65.0	(17.3)

Share-based payments:
—expense recognised		—	9.1	—	9.1
—reversed on exercise of shares		—	(3.0)	—	(3.0)
—equity component of related tax		—	1.7	—	1.7
Transactions with owners in their capacity as owners:
—dividends paid	12A	—	—	(43.8)	(43.8)
—issues of ordinary shares, net of transaction costs	26	3.0	—	—	3.0

Closing balance		548.7	(245.7)	246.1	549.1

(1)
Refer to Note 28 for further information on reserves.

The consolidated statement of changes in equity should be read in conjunction with the accompanying notes.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS

for the year ended 30 June 2015

NOTE 1. BASIS OF PREPARATION

        These financial statements present the consolidated results of Recall Holdings Limited (ABN 27 116 537 832) (Company) and its subsidiaries (Recall or the Group) for the year ended 30 June 2015.

        These consolidated financial statements comply with International Financial Reporting Standards (IFRS) as issued by the International Accounting Standard Board (IASB). This general purpose financial report has been prepared in accordance with Australian Accounting Standards (AAS), other authoritative pronouncements of the Australian Accounting Standards Board (AASB). Recall is a for-profit entity.

        These consolidated financial statements are prepared in accordance with the conventions of historical cost accounting, except for derivative financial instruments which are measured at fair value.

        References to 2015 and 2014 are to the financial years ended 30 June 2015 and 30 June 2014 respectively.

        As described in Note 4A, as part of the demerger from Brambles Limited (Brambles), Recall acquired certain legal entities during the year ended 30 June 2014. The results of the entities acquired during the demerger have only been included from their date of acquisition. Consequently, the financial performance and cash flow information for 2015 is not comparable with 2014.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

        These consolidated financial statements and all comparatives have been prepared using the accounting policies set out below which are consistent with the prior year, except for the changes noted below.

Changes in accounting policies

        Recall has applied the following new accounting standards and interpretations from 1 July 2014:

        AASB 2012-3: Amendments to AASB 132, Offsetting Financial Assets and Financial Liabilities, addresses inconsistencies identified in applying some of the offsetting criteria of AASB 132, clarifies the meaning of 'currently has a legally enforceable right to set-off' and that some gross settlement systems may be considered equivalent to net settlement. The revised requirements do not affect the accounting for any of Recall's current offsetting arrangements.

        AASB Interpretation 21: clarifies that an entity recognises a liability for a levy when the activity that triggers payment, as identified by the relevant legislation, occurs. For a levy that is triggered upon reaching a minimum threshold, the interpretation clarifies that no liability should be anticipated before the specified minimum threshold is reached. Retrospective application is required for AASB Interpretation 21. Adoption of this interpretation did not impact amounts recognised in the financial statements.

        AASB 2013-4: Amendments to AASB 139, Novation of Derivatives and Continuation of Hedge Accounting, permit the continuation of hedge accounting in specified circumstances where a derivative, which has been designated as a hedging instrument, is novated from one counterparty to a central counterparty as a consequence of laws or regulations. The revised requirements did not impact amounts recognised in the financial statements.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

        AASB 2014-1 Part A: Amendments to Australian Accounting Standards—Annual Improvements 2010-2012 and 2011-2013 cycle sets out amendments to AAS arising from the issuance by the International Accounting Standards Board (IASB) of IFRSs, including amendments to AASB 2, Share-based Payment, AASB 3, Business Combinations, AASB 8, Operating Segments, AASB 116, Property, Plant and Equipment, AASB 124, Related Party Disclosures, and AASB 138, Intangible Assets (2010-2012 cycle), AASB 13, Fair Value Measurement, and AASB 140, Investment Property (2011-2013 cycle). These improvements are effective from 1 July 2014 and the Group has applied these amendments for the first time in these consolidated financial statements. Adoption of these amendments did not impact amounts recognised in the financial statements.

        AASB 2013-9, Part C: Amendments to Australian Accounting Standards—Financial Instruments, makes amendments to a number of AAS, including incorporating Chapter 6, Hedge Accounting into AASB 9, Financial Instruments. Adoption of these amendments did not impact amounts recognised in the financial statements.

Basis of consolidation

        The consolidated financial statements of Recall include the assets, liabilities and results of Recall Holdings Limited and all its legal subsidiaries. Subsidiaries are all entities (including structured entities) over which the group has control. The group controls an entity when the group is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power to direct the activities of the entity. Subsidiaries are fully consolidated from the date on which control is transferred to the group.

        The consolidation process eliminates all inter-entity accounts and transactions. Any financial statements of overseas subsidiaries that have been prepared in accordance with overseas accounting practices have been adjusted to comply with AAS before inclusion in the consolidation process. The financial statements of all material subsidiaries are prepared for the same reporting period.

        A change in the ownership interest of a subsidiary, without a loss of control, is accounted for as an equity transaction. If the Group loses control over a subsidiary, it derecognises the related assets (including goodwill), liabilities, non-controlling interest and other components of equity while any resultant gain or loss is recognised in profit or loss. Any investment retained is recognised at fair value.

Business combinations

        Business combinations are accounted for using the acquisition method. On acquisition, the identifiable assets and liabilities and contingent liabilities of a subsidiary are measured at their fair values at the date of acquisition. Any excess of the cost of acquisition over the fair values of the identifiable net assets acquired is recognised as goodwill. Any deficiency of the cost of acquisition below the fair values of the identifiable net assets acquired (i.e. discount on acquisition) is credited to the income statement in the period of acquisition. The interest of non-controlling shareholders is stated at the non-controlling proportion of the fair values of the assets and liabilities recognised. Any acquisition-related transaction costs are expensed in the period of acquisition.

        After initial recognition, goodwill is measured at cost less any accumulated impairment losses. For the purpose of impairment testing, goodwill acquired in a business combination is, from the acquisition date, allocated to each of the Group's cash-generating units that are expected to benefit from the combination, irrespective of whether other assets or liabilities of the acquiree are assigned to those units.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Where goodwill has been allocated to a cash-generating unit and part of the operation within that unit is disposed of, the goodwill associated with the disposed operation is included in the carrying amount of the operation when determining the gain or loss on disposal. Goodwill disposed in these circumstances is measured based on the relative values of the disposed operation and the portion of the cash-generating unit retained.

        When the Group acquires a business, it assesses the financial assets and liabilities assumed for appropriate classification and designation in accordance with the contractual terms, economic circumstances and pertinent conditions as at the acquisition date. This includes the separation of embedded derivatives in host contracts by the acquiree.

        If the business combination is achieved in stages, any previously held equity interest is remeasured at its acquisition date fair value and any resulting gain or loss is recognised in profit or loss.

        The results of subsidiaries acquired or disposed of during the year are included in the consolidated income statement from the effective date of acquisition or up to the effective date of disposal, as appropriate.

Investment in controlled entities

        Shares in controlled entities, as recorded in the parent entity, are recorded at cost, less provision for impairment.

Investment in joint ventures

        Investments in joint venture entities are accounted for using the equity method in the consolidated financial statements, and include any goodwill arising on acquisition. Under this method, Recall's share of the post-acquisition profits or losses of the joint venture is recognised in the income statement and its share of post-acquisition movements in reserves is recognised in consolidated reserves. The cumulative post-acquisition movements are adjusted against the carrying amount of the investment.

        If Recall's share of losses in a joint venture equals or exceeds its interest in the joint venture, Recall does not recognise further losses unless it has incurred obligations or made payments on behalf of the joint venture.

        Loans to equity accounted joint ventures under formal loan agreements are long term in nature and are included as investments.

        Where there has been a change recognised directly in the joint venture's equity, Recall recognises its share of any changes as a change in equity.

Presentation currency

        The consolidated and summarised parent entity financial statements are presented in US dollars.

        Recall uses the US dollar as its presentation currency because:

  •
  a significant portion of Recall's activity is denominated in US dollars; and

  •
  the US dollar is widely understood by Australian and international investors and analysts.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Foreign currency

        Items included in the financial statements of each of Recall's entities are measured using the functional currency of each entity.

        Foreign currency transactions are translated into the functional currency of each entity using the exchange rates prevailing at the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions, and from the translation at year-end rates of monetary assets and liabilities denominated in foreign currencies, are recognised in the income statement, except where deferred in equity as qualifying cash flow hedges or qualifying net investment hedges.

        Non-monetary assets and liabilities carried at fair value that are denominated in foreign currencies are translated at the rates prevailing at the date when the fair value was determined. Gains and losses arising on retranslation are recognised directly in equity.

        The results and cash flows of Recall Holdings Limited, subsidiaries and joint ventures are translated into US dollars using the average exchange rates for the period. Where this average is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, the exchange rate on the transaction date is used. Assets and liabilities of Recall Holdings Limited, subsidiaries and joint ventures are translated into US dollars at the exchange rate ruling at the balance sheet date. The share capital of Recall Holdings Limited is translated into US dollars at historical rates. All resulting exchange differences arising on the translation of Recall's overseas and Australian entities are recognised as a separate component of equity.

        The financial statements of foreign subsidiaries and joint ventures that report in the currency of a hyperinflationary economy are restated in terms of the measuring unit current at the balance sheet date before they are translated into US dollars.

        Goodwill and fair value adjustments arising on the acquisition of a foreign entity are treated as assets and liabilities of the foreign entity and translated at the closing rate.

Revenue

        Revenue is recognised to the extent that it is probable that the economic benefits will flow to Recall and the revenue can be reliably measured, regardless of when the payment is received.

        Revenue is measured at the fair value of the consideration received or receivable. Amounts disclosed as revenue are net of duties and taxes paid (Goods and Services Tax and local equivalents).

        Revenue from the sale of goods is recognised when the significant risks and rewards of ownership of the goods have passed to the buyer, usually on delivery of the goods. Revenue from the sale of goods is measured at the fair value of the consideration received or receivable, net of returns and allowances, trade discounts and volume rebates.

        Revenue for services is recognised when invoicing the customer following the provision of the service and/or under the terms of agreed contracts in accordance with agreed contractual terms in the period in which the service is provided.

Other income

        Other income includes net gains on disposal of property, plant and equipment in the ordinary course of business, which are recognised when control of the property has passed to the buyer.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Dividends

        Dividend revenue is recognised when Recall's right to receive the payment is established. Dividends received from investments in subsidiaries and joint ventures are recognised as revenue, even if they are paid out of pre-acquisition profits.

Finance revenue

        Interest revenue is recognised as the interest accrues (using the effective interest method, which is the rate that exactly discounts estimated future cash receipts through the expected life of the financial instrument) to the net carrying amount of the financial asset. Interest income is included in finance income in the consolidated income statement.

Borrowing costs

        Borrowing costs are recognised as expenses in the year in which they are incurred, except where they are included in the cost of qualifying assets.

        Borrowing costs consist of interest and other costs that an entity incurs in connection with the borrowing of funds.

        The capitalisation rate used to determine the amount of borrowing costs to be capitalised is the weighted average interest rate applicable to the entity's outstanding borrowings during the year. No borrowing costs were capitalised in the cost of assets in 2015 or 2014.

Pensions and other post-employment benefits

        Payments to defined contribution pension schemes are charged as an expense as they fall due. Payments made to state-managed retirement benefit schemes are dealt with as payments to defined contribution schemes where Recall's obligations under the schemes are equivalent to those arising in a defined contribution pension scheme. The cost of providing benefits under the defined benefit plan is determined using the projected unit credit method.

Executive and employee share-based compensation plans

        Incentives in the form of share-based compensation benefits are provided to executives and employees under performance share and employee share plans approved by shareholders.

        Performance share awards are fair valued by qualified actuaries at their grant dates in accordance with the requirements of AASB 2: Share-based Payments, using a binomial model. The cost of equity-settled transactions is recognised, together with a corresponding increase in equity, on a straight-line basis over the period in which the performance conditions are fulfilled, ending on the date on which the relevant employees become fully entitled to the award (vesting date).

        Executives and employees in certain jurisdictions are provided cash incentives calculated by reference to the awards under the share-based compensation schemes (phantom shares). These phantom shares are fair valued on initial grant and at each subsequent reporting date.

        The cost of such phantom shares is charged to the income statement over the relevant vesting periods, with a corresponding increase in provisions.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

        The fair value calculation of performance shares granted excludes the impact of any non-market vesting conditions. Non-market vesting conditions are included in assumptions about the number of options that are expected to become exercisable. At each balance sheet date, Recall reviews its estimate of the number of performance shares that are expected to become exercisable. The employee benefit expense recognised each period takes into account the most recent estimate.

Significant Items and Underlying Profit

        Significant Items are items of income or expense which are, either individually or in aggregate, material to Recall or to the relevant business segment and:

  •
  outside the ordinary course of business (e.g. demerger related costs and the costs of significant reorganisation or restructuring); or

  •
  part of the ordinary activities of the business but unusual due to their size and nature.

        Underlying Profit is a non-statutory profit measure and represents profit from continuing operations before finance costs, tax and Significant Items. It is presented within the segment information note to assist users of the financial statements to better understand Recall's business results.

ASSETS

Cash and cash equivalents

        For purposes of the cash flow statement, cash includes deposits at call with financial institutions and other highly liquid investments which are readily convertible to cash on hand and are subject to an insignificant risk of changes in value, net of outstanding bank overdrafts. Bank overdrafts are presented within borrowings in the balance sheet. Cash and cash equivalents also include short term deposits with a maturity of three months or less, which are subject to an insignificant risk of changes in value.

Receivables

        Trade receivables due within one year do not carry any interest and are recognised at amounts receivable less an allowance for any uncollectible amounts. Trade receivables are recognised when services are provided and settlement is expected within normal credit terms.

        Bad debts are written-off when identified. A provision for doubtful receivables is established when there is a level of uncertainty as to the full recoverability of the receivable, based on objective evidence. Significant financial difficulties of the debtor, probability that the debtor will enter liquidation, receivership or bankruptcy, and default or significant delay in payment are considered indicators that the trade receivable is doubtful.

        The amount of the provision is measured as the difference between the carrying amount of the trade receivables and the estimated future cash flows expected to be received from the relevant debtors. When a trade receivable for which a provision had been recognised becomes uncollectible in a subsequent period, it is written off against the provision account. Subsequent recoveries of amounts previously written off are credited against other expenses in the income statement.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Inventories

        Stock and stores on hand are valued at the lower of cost and net realisable value and, where appropriate, provision is made for possible obsolescence. Work in progress, which represents partly-completed work undertaken at pre-arranged rates but not invoiced at the balance sheet date, is recorded at the lower of cost or net realisable value.

        Cost is determined on a first-in, first-out basis and, where relevant, includes an appropriate portion of overhead expenditure. Net realisable value is the estimated selling price in the ordinary course of business, less estimated costs of completion and costs to make the sale.

Recoverable amount of non-current assets

        At each reporting date, Recall assesses whether there is any indication that an asset, or cash generating unit to which the asset belongs, may be impaired. Where an indicator of impairment exists, Recall makes a formal estimate of recoverable amount. The recoverable amount of an asset is the greater of its fair value less costs to sell and its value in use.

        Where the carrying value of an asset exceeds its recoverable amount, the asset is considered to be impaired and is written down to its recoverable amount. The impairment loss is recognised in the income statement in the reporting period in which the write-down occurs.

        The expected net cash flows included in determining recoverable amounts of non-current assets are discounted to their present values using a market risk adjusted discount rate.

Property, plant and equipment

        Property, plant and equipment (PPE) is stated at cost, net of depreciation and any impairment, except land which is shown at cost less impairment. Cost includes expenditure that is directly attributable to the acquisition of assets, and, where applicable, an initial estimate of the cost of dismantling and removing the item and restoring the site on which it is located.

        Subsequent expenditure is capitalised only when it is probable that future economic benefits associated with the expenditure will flow to Recall. Repairs and maintenance are expensed in the income statement in the period they are incurred.

        When significant parts of plant and equipment are required to be replaced at intervals, the Group depreciates them separately based on their specific useful lives. Likewise, when a major inspection is performed, its cost is recognised in the carrying amount of the plant and equipment as a replacement if the recognition criteria are satisfied. All other repair and maintenance costs are recognised in profit or loss as incurred.

        Depreciation is charged in the financial statements so as to write-off the cost of all PPE, other than freehold land, to their residual value on a straight-line or reducing balance basis over their expected useful lives to Recall. Residual values and useful lives are reviewed, and adjusted if appropriate, at each balance sheet date.

        The expected useful lives of PPE are generally:

—buildings	50 years
—other plant and equipment (owned and leased)	3 - 20 years

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

        The cost of improvements to leasehold properties is amortised over the unexpired portion of the lease, or the estimated useful life of the improvement to Recall, whichever is the shorter.

        The carrying values of PPE are reviewed for impairment when circumstances indicate their carrying values may not be recoverable. Assets are assessed within the cash generating unit to which they belong. Any impairment losses are recognised in the income statement.

        The recoverable amount of PPE is the greater of its fair value less costs to sell and its value in use. Value in use is determined as estimated future cash flows discounted to their present value using a pre-tax discount rate reflecting current market assessments of the time value of money and the risk specific to the asset.

        PPE is derecognised upon disposal or when no future economic benefits are expected to arise from continued use of the asset. Any net gain or loss arising on derecognition of the asset is included in the income statement and presented within other income in the period in which the asset is derecognised.

        The residual values, useful lives and methods of depreciation of property, plant and equipment are reviewed at each financial year end and adjusted prospectively, if appropriate.

Goodwill

        Goodwill is carried at cost less accumulated impairment losses. Goodwill is not amortised.

        Goodwill represents the excess of the cost of an acquisition over the fair value of Recall's share of the net identifiable assets of the acquired subsidiary or joint venture at the date of acquisition. Goodwill on acquisitions of subsidiaries is included in intangible assets. Goodwill on acquisitions of joint ventures is included in investments in joint ventures.

        Upon acquisition, any goodwill arising is allocated to each cash generating unit expected to benefit from the acquisition. Goodwill is tested annually for impairment, or more frequently if events or changes in circumstances indicate that it might be impaired. An impairment loss is recognised when the recoverable amount of the cash generating unit is less than its carrying amount.

        On disposal of an operation, goodwill associated with the disposed operation is included in the carrying amount of the operation when determining the gain or loss on disposal.

Intangible assets

        Intangible assets acquired are capitalised at cost, unless acquired as part of a business combination in which case they are capitalised at fair value as at the date of acquisition. Following initial recognition, intangible assets are carried at cost less provisions for amortisation and impairment.

        The costs of acquiring and developing computer software for internal use are capitalised as intangible non-current assets where it is used to support a significant business system and the expenditure leads to the creation of a durable asset.

        Useful lives have been established for all non-goodwill intangible assets. Amortisation charges are expensed in the income statement on a straight-line basis over those useful lives. Estimated useful lives are reviewed annually. Changes in the expected useful life or the expected pattern of consumption of future economic benefits embodied in the asset are considered to modify the amortisation period or

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

method, as appropriate, and are treated as changes in accounting estimates and adjusted on a prospective basis.

        The expected useful lives of intangible assets are generally:

—customer lists and relationships	3 - 20 years
—computer software	3 - 10 years

        There are no non-goodwill intangible assets with indefinite lives. Intangible assets are tested for impairment where an indicator of impairment exists, either individually or at the cash generating unit level.

        Gains or losses arising from derecognition of an intangible asset are measured as the difference between the net disposal proceeds and the carrying amount of the asset and are recognised in the income statement when the asset is derecognised.

LIABILITIES

Payables

        Trade and other creditors represent liabilities for goods and services provided to Recall prior to the end of the financial year which remain unpaid at the reporting date. The amounts are unsecured and are paid within normal credit terms.

        Non-current payables are discounted to present value using the effective interest method.

Provisions

        Provisions for liabilities are made on the basis that, due to a past event, the business has a constructive or legal obligation to transfer economic benefits that are of uncertain timing or amount.

        When the Group expects some or all of a provision to be reimbursed, for example, under an insurance contract, the reimbursement is recognised as a separate asset, but only when the reimbursement is virtually certain. The expense relating to a provision is presented in the consolidated income statement net of any reimbursement.

        Provisions are measured at the present value of management's best estimate at the balance sheet date of the expenditure required to settle the obligation. The discount rate used is a pre-tax rate that reflects current market assessments of the time value of money and the risks appropriate to the liability. Where discounting is used, the increase in the provision due to the passage of time is recognised as a finance cost in the consolidated income statement.

Interest bearing liabilities

        Borrowings are initially recognised at fair value, net of transaction costs incurred. Borrowings are subsequently measured at amortised cost. Any difference between the borrowing proceeds (net of transaction costs) and the redemption amount is recognised in the income statement over the period of the borrowings using the effective interest method.

        Borrowings are classified as current liabilities unless Recall has an unconditional right to defer settlement of the liability for at least 12 months after the balance sheet date.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Employee entitlements

        Employee entitlements are provided by Recall in accordance with the legal and social requirements of the country of employment. Principal entitlements are for annual leave, sick leave, long service leave and contract entitlements. Annual leave and sick leave entitlements are presented within trade and other payables.

        Liabilities for annual leave, as well as those employee entitlements which are expected to be settled within one year, are measured at the amounts expected to be paid when they are settled. All other employee entitlement liabilities are measured at the estimated present value of the future cash outflows to be made in respect of services provided by employees up to the reporting date.

        Consideration is given to expected future wage and salary levels, experience of employee departures, and periods of service. Expected future payments are discounted using market yields at the reporting date on national government bonds with terms to maturity and currencies that match, as closely as possible, the estimated future cash outflows. Expenses for non-accumulating sick leave are recognised when the leave is taken and are measured at the rates paid or payable.

Dividends

        A provision for dividends is only recognised where the dividends have been declared prior to the reporting date.

Leases

        Leases are classified at their inception as either operating or finance leases based on the economic substance of the agreement so as to reflect the risks and benefits incidental to ownership.

        The arrangement is, or contains, a lease if fulfilment of the arrangement is dependent on the use of a specific asset or assets or the arrangement conveys a right to use the asset or assets, even if that right is not explicitly specified in an arrangement.

Operating leases

        The minimum lease payments under operating leases, where the lessor effectively retains substantially all of the risks and benefits of ownership of the leased item, are recognised as an expense on a straight-line basis over the term of the lease.

Finance leases

        Finance leases, which effectively transfer substantially all of the risks and benefits incidental to ownership of the leased item to Recall, are capitalised at the inception of the lease at the fair value of the leased asset or, if lower, present value of the minimum lease payments, and disclosed as property, plant and equipment held under lease. A lease liability of equal value is also recognised.

        Lease payments are allocated between finance charges and a reduction of the lease liability so as to achieve a constant rate of interest on the lease liability outstanding each period. Finance charges are recognised as finance cost in the consolidated income statement.

        Capitalised lease assets are depreciated over the shorter of the estimated useful life of the assets and the lease term.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income tax

        The income tax expense or benefit for the year is the tax payable or receivable on the current year's taxable income based on the national income tax rate for each jurisdiction, adjusted by changes in deferred tax assets and liabilities attributable to temporary differences between the tax bases of assets and liabilities and their carrying amounts in the financial statements, and to unused tax losses.

        Current income tax relating to items recognised directly in equity is recognised in equity and not in the consolidated income statement. Management periodically evaluates positions taken in the tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions where appropriate.

        Deferred tax is accounted for using the balance sheet liability method in respect of temporary differences between the carrying amounts of assets and liabilities in the financial statements and the corresponding tax basis used in the computation of taxable profit, calculated using tax rates which are enacted or substantively enacted by the balance sheet date.

        Deferred tax assets are recognised for deductible temporary differences and unused tax losses only if it is probable that future taxable amounts will be available to utilise those temporary differences and losses. The carrying amount of deferred tax assets is reviewed at each balance sheet date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilised. Unrecognised deferred tax assets are re-assessed at each reporting date and are recognised to the extent that it has become probable that future taxable profits will allow the deferred tax asset to be recovered

        Deferred tax assets and liabilities are not recognised:

  •
  where the deferred tax arises from the initial recognition of an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss; or

  •
  in respect of temporary differences associated with investments in subsidiaries and joint ventures where the timing of the reversal of the temporary differences can be controlled and it is probable that the temporary differences will not reverse in the foreseeable future.

        Current and deferred tax attributable to amounts recognised directly in equity are also recognised directly in equity.

        Deferred tax relating to items recognised outside profit or loss is recognised outside profit or loss. Deferred tax items are recognised in correlation to the underlying transaction either in other comprehensive income or directly in equity.

        Deferred tax assets and deferred tax liabilities are offset if a legally enforceable right exists to set off current tax assets against current tax liabilities and the deferred taxes relate to the same taxable entity and the same taxation authority.

Financial assets

        Recall classifies its financial assets in the following two categories: financial assets at fair value through profit or loss and loans and receivables. The classification depends on the purpose for which the financial assets were acquired.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Financial assets at fair value through profit or loss

        Financial assets at fair value through profit or loss are financial assets held for trading. A financial asset is classified in this category if acquired principally for the purpose of selling in the short term.

Loans and receivables

        Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market.

        Financial assets are recognised on Recall's balance sheet when Recall becomes a party to the contractual provisions of the instrument. Derecognition takes place when Recall no longer controls the contractual rights that comprise the financial instrument, which is normally the case when the instrument is sold, or all the cash flows attributable to the instrument are passed through to an independent third party.

Derivatives and hedging activities

        Derivative instruments used by Recall, which are used solely for hedging purposes (i.e. to offset foreign exchange and interest rate risks), comprise interest rate swaps, forward rate agreements and forward foreign exchange contracts. Such derivative instruments are used to alter the risk profile of Recall's existing underlying exposure in line with Recall's risk management policies.

        Derivative financial instruments are stated at fair value. The fair value of forward exchange contracts is calculated by reference to current forward exchange rates for contracts with similar maturities at the balance sheet date. The fair value of interest rate swap contracts is calculated as the present value of the forward cash flows of the instrument after applying market rates and standard valuation techniques.

        For the purposes of hedge accounting, hedges are classified as either fair value hedges, cash flow hedges or net investment hedges.

Fair value hedges

        Fair value hedges are derivatives that hedge exposure to changes in the fair value of a recognised asset or liability, or an unrecognised firm commitment. In relation to fair value hedges which meet the conditions for hedge accounting, any gain or loss from remeasuring the hedging instrument at fair value is recognised immediately in the income statement.

        Any gain or loss attributable to the hedged risk on remeasurement of the hedged item is adjusted against the carrying amount of the hedged item and recognised in the income statement. Where the adjustment is to the carrying amount of a hedged interest-bearing financial instrument, the adjustment is amortised to the income statement such that it is fully amortised by maturity.

        Hedge accounting is discontinued prospectively if the hedge is terminated or no longer meets the hedge accounting criteria. In this case, any adjustment to the carrying amounts of the hedged item for the designated risk for interest-bearing financial instruments is amortised to the income statement following termination of the hedge.

Cash flow hedges

        Cash flow hedges are derivatives that hedge exposure to variability in cash flows that is either attributable to a particular risk associated with a recognised asset or liability, or a highly probable forecast transaction.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

        In relation to cash flow hedges to hedge forecast transactions which meet the conditions for hedge accounting, the portion of the gain or loss on the hedging instrument that is determined to be an effective hedge is recognised in other comprehensive income and reserves in equity and the ineffective portion is recognised in the income statement.

        Hedge accounting is discontinued when the hedging instrument expires or is sold, terminated or exercised, or no longer qualifies for hedge accounting.

        At that point in time, any cumulative gain or loss on the hedging instrument recognised in equity is kept in equity until the forecast transaction occurs.

        If a hedged transaction is no longer expected to occur, the net cumulative gain or loss recognised in equity is transferred to net profit or loss for the year.

        For all other cash flow hedges, the gains or losses that are recognised in equity are transferred to the income statement in the same year in which the hedged firm commitment affects the net profit and loss, for example when the future sale actually occurs.

        When the hedged firm commitment results in the recognition of an asset or a liability, then, at the time the asset or liability is recognised, the associated gains or losses that had previously been recognised in equity are included in the initial measurement of the acquisition cost or other carrying amount of the asset or liability.

Net investment hedges

        Hedges for net investments in foreign operations are accounted for similarly to cash flow hedges.

        Any gain or loss on the hedging instrument that is determined to be an effective hedge is recognised in other comprehensive income and reserves in equity and the ineffective portion is recognised in the income statement.

        Gains and losses accumulated in equity are included in the income statement when the foreign operation is partially disposed or sold.

Derivatives that do not qualify for hedge accounting

        Where derivatives do not qualify for hedge accounting, gains or losses arising from changes in their fair value are taken directly to net profit or loss for the year.

Contributed equity

        Ordinary shares including share premium are classified as contributed equity. No gain or loss is recognised in the income statement on the purchase, sale, issue or cancellation of Recall's own equity instruments.

        Incremental costs directly attributable to the issue of new shares or options are shown in equity as a deduction from the proceeds of issue.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Earnings per share (EPS)

        Basic EPS is calculated as net profit attributable to members of the parent entity, adjusted to exclude costs of servicing equity (other than dividends), divided by the weighted average number of ordinary shares, adjusted for any bonus element.

        Diluted EPS is calculated as net profit attributable to members of the parent entity, adjusted for:

  •
  costs of servicing equity (other than dividends) and preference share dividends;

  •
  the after-tax effect of dividends and finance costs associated with dilutive potential ordinary shares that have been recognised as expenses;

  •
  other non-discretionary changes in revenues or expenses during the year that would result from the dilution of potential ordinary shares;

        and divided by the weighted average number of ordinary shares and dilutive potential ordinary shares, adjusted for any bonus element.

        In the event of a change in number of ordinary shares without a corresponding change in resources (e.g. share split and share consolidation), the number of ordinary shares outstanding before the event is adjusted for the proportionate change in the number of ordinary shares outstanding as if the event had occurred at the beginning of the earliest period presented.

        EPS on Underlying Profit after finance costs and tax is calculated as Underlying profit after finance costs and tax attributable to members of the parent entity, divided by the weighted average number of ordinary shares, adjusted for any bonus element.

New accounting standards and interpretations issued but not yet applied

        At 30 June 2015, the following Australian Accounting Standards and Interpretations have been issued or amended and have not been early-adopted by Recall for the annual reporting period ended 30 June 2015.

        AASB 9: AASB 9, Financial Instruments, is a new Principal standard applicable to annual reporting periods beginning on or after 1 January 2018, with early adoption permitted, subject to certain considerations. AASB 9 addresses the classification, measurement and derecognition of financial assets and liabilities and may affect Recall's accounting for financial assets and liabilities. Recall does not expect that this standard will have a significant impact on its financial statements.

        AASB 2014-4: This guidance amends AASB 116, Property, Plant and Equipment, and AASB 138, Intangible Assets, to establish the principle for the basis of depreciation and amortisation as being the expected pattern of consumption of the future economic benefits of an asset. The amendment also clarified that revenue is generally presumed to be an inappropriate basis for measuring the consumption of the economic benefits embodied in an intangible asset. This presumption, however, can be rebutted in certain limited circumstances. The standard is applicable to reporting periods beginning on or after 1 January 2016, with early adoption being permitted. Recall does not expect that this standard will have a significant impact on its financial statements.

        AASB 15: AASB 15, Revenue from Contracts with Customers, is applicable to annual reporting periods beginning on or after 1 January 2017, with early adoption being permitted. This standard

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

provides a single, comprehensive revenue recognition model for all contracts with customers. Recall is in the process of assessing the new standard's impact and does not anticipate a significant impact on the Groups' financial statements.

        AASB 2015-1: Amendments to Australian Accounting Standards—Annual Improvements to 2012- 2014 Cycle sets out amendments to certain AAS, including AASB 7, Financial Instruments. Recall does not expect that this standard will have a significant impact on its financial statements.

Rounding of amounts

        As Recall is a company of a kind referred to in ASIC Class Order 98/100, relevant amounts in the financial statements have been rounded to the nearest hundred thousand US dollars, unless otherwise stated.

NOTE 3. CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS

        In applying its accounting policies, Recall has made estimates and assumptions concerning the future, which may differ from the related actual outcomes. Those estimates and assumptions which have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are discussed below.

Impairment of goodwill

        Recall's business units undertake an impairment review process annually to ensure that goodwill balances are not carried at amounts that are in excess of their recoverable amounts. The recoverable amount of the goodwill in continuing operations is determined based on value in use calculations undertaken at the cash generating unit level. These calculations require the use of key assumptions which are set out in Note 20.

Income taxes

        Recall is a global company and is subject to income taxes in many jurisdictions around the world. Significant judgement is required in determining the provision for income taxes on a worldwide basis. There are many transactions and calculations undertaken during the ordinary course of business for which the ultimate tax determination is uncertain. Recall recognises liabilities for anticipated tax audit issues based on estimates of whether additional taxes will be due. Where the final tax outcome of these matters is different from amounts provided, such differences will impact the current and deferred tax provisions in the period in which such outcome is obtained. Refer to Note 10 for further details.

NOTE 4. BUSINESS COMBINATIONS AND SALE OF BUSINESS

A)    DEMERGER

        The scheme of arrangement for the demerger of Recall became effective on 9 December 2013 and the Company was listed as a separate standalone entity on the Australian Securities Exchange on 10 December 2013. The demerger was implemented on 18 December 2013 resulting in the final separation of Recall from Brambles.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 4. BUSINESS COMBINATIONS AND SALE OF BUSINESS (Continued)

        The demerger required Brambles to undertake an internal corporate restructure prior to it becoming effective, and resulted in several entities becoming subsidiaries of the Company prior to the demerger. In addition, a number of assets and liabilities were transferred between Brambles and Recall.

        The unaudited statutory financial information for 2014 presents Recall's performance in compliance with statutory reporting obligations, such that the results of the entities acquired during the demerger are only included from their date of acquisition by Recall. In addition, Recall's statutory financial results for 2014 reflect changes in operating and corporate costs associated with the Company becoming a standalone listed entity from December 2013. Therefore, Recall's statutory financial performance for the year ended 30 June 2014 includes results of a number of material entities for only a part of the financial year.

BUSINESSES ACQUIRED ON DEMERGER

        As part of the demerger from Brambles, certain legal entities were acquired by Recall. These transactions occurred while under the control of Brambles and for consolidation purposes have been accounted for as transactions between entities under common control. Acquisition accounting was not applied, assets and liabilities have not been remeasured to fair value nor has any goodwill arisen. Rather, Recall has elected to account for business combinations under common control at carrying value in Brambles' financial statements. Accordingly, all assets and liabilities acquired by Recall as a result of the demerger have been recognised at values consistent with their carrying value in Brambles' financial statements immediately prior to the demerger.

        The common control reserve within equity represents the excess of the consideration paid in respect of the common control transactions over the carrying value of the net assets acquired as below:

(Unaudited) US$M
Consideration paid	683.7
Less: net identifiable assets acquired	(536.7)

Common control reserve recognised	147.0

Assets acquired and liabilities assumed:
Cash and cash equivalents	60.6
Trade and other receivables	154.8
Investments	0.6
Property, plant and equipment	350.3
Goodwill and other intangible assets	550.1
Other assets	21.2
Amounts payable to Brambles	(318.8)
Trade and other payables	(187.3)
Deferred tax liabilities (net)	(63.6)
Other liabilities	(31.2)

Net identifiable assets acquired	536.7

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 4. BUSINESS COMBINATIONS AND SALE OF BUSINESS (Continued)

B)    BUSINESS COMBINATIONS

        During the year ended 30 June 2015, Recall completed the following significant acquisitions—all 100% owned:

  (i)
  Access Records Management (Access); and

  (i)
  Business Records Management (BRM).

        Details regarding these acquisitions are set out below:

	Access	BRM
	US$M	US$M
Date of acquisition	15 August 2014	3 December 2014
Purchase consideration—cash	25.9	75.0
Fair value of assets and liabilities assumed:
Property, plant and equipment	0.2	5.5
Identified intangible assets	6.1	20.2
Other assets and liabilities (net)	0.1	1.9

Net identifiable assets acquired	6.4	27.6

Goodwill recognised	19.5	47.4

        The fair values of assets and liabilities detailed in the table above are based on provisional acquisition accounting data which will be finalised within 12 months from the date of acquisition. The goodwill is attributable to the profitability of the acquired businesses and anticipated synergies with Recall's existing Document Management Services business.

        During the year ended 30 June 2014, Recall completed the significant acquisition:

  (i)
  CitiStorage LLC (CitiStorage) on 1 May 2014.

        Details regarding this acquisition are set out below:

(Unaudited) CitiStorage
US$M
Purchase consideration	48.3
Fair value of assets and liabilities assumed:
Property, plant and equipment	10.5
Identified intangible assets	9.0
Other assets and liabilities (net)	1.3

Net identifiable assets acquired	20.8

Goodwill recognised	27.5

        The goodwill is attributable to the profitability of the acquired business and anticipated synergies with Recall's existing Document Management Services business.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 4. BUSINESS COMBINATIONS AND SALE OF BUSINESS (Continued)

        There were a number of other non-material business combinations in the years ended 30 June 2015 and 30 June 2014. Total purchase consideration for these acquisitions was US$43.4 million (2014: US$8.3 million).

        The contribution of all acquisitions to the Group's revenue and profit during the period since acquisition was immaterial individually and in total. It is impracticable to accurately determine the contribution that all acquisitions would have made to the revenue and net profit of the Group had they been acquired at the start of the reporting period.

        There were no material changes in the fair values of assets and liabilities assumed in relation to the acquisitions completed in 2014.

C)    SALE OF BUSINESS

        The sale of the Secure Destruction Services (SDS) business in Germany was completed on 3 December 2014. The sale proceeds were US$20.4 million (net of cash disposed) resulting in a gain on sale of US$2.1 million.

NOTE 5. SEGMENT INFORMATION

        Recall's segment information is provided on the same basis as internal management reporting to the CEO (chief operating decision maker) and reflects how Recall is organised and managed.

        Recall has four reportable segments being Americas, Europe, Australia and New Zealand (ANZ) and Asia. Recall HQ (corporate centre) is presented separately in the segment disclosures below.

        Segment performance is measured on sales and Underlying Profit. Underlying Profit is the main measure of segment profit. A reconciliation between Underlying Profit and operating profit is set out below.

        Segment sales revenue is measured on the same basis as in the income statement. Segment sales revenue is allocated to segments based on product categories and physical location of the business unit that invoices the customer. Intersegment revenue during the year was immaterial. There is no single external customer who contributed more than 10% of Group sales revenue.

        Assets and liabilities are measured consistently in segment reporting and in the balance sheet. Assets and liabilities are allocated to segments based on segment use and physical location. Cash,

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 5. SEGMENT INFORMATION (Continued)

borrowings, equity accounted investments and tax balances are managed centrally and are not allocated to segments.

	Sales revenue
	2015	(Unaudited) 2014
	US$M	US$M
By operating segment
Americas	387.4	217.0
Europe	188.0	152.5
ANZ	178.1	198.3
Asia	74.3	45.9

Recall operations	827.8	613.7
Recall HQ	—	—

Total	827.8	613.7

By geographic origin
Americas	387.4	217.0
Europe	188.0	152.5
Australia	158.5	177.2
Other	93.9	67.0

Total	827.8	613.7

By service line
Document Management Services (DMS)	641.5	470.8
Secure Destruction Services (SDS)	101.2	78.7
Data Protection Services (DPS)	85.1	64.2

Total	827.8	613.7

	Operating profit(1)		Significant Items before tax(2)		Underlying Profit(2)
	2015	(Unaudited) 2014	2015	(Unaudited) 2014	2015	(Unaudited) 2014
	US$M	US$M	US$M	US$M	US$M	US$M
By operating segment
Americas	65.7	14.8	(4.2)	(16.6)	69.9	31.4
Europe	13.7	6.5	(8.5)	(4.3)	22.2	10.8
ANZ	29.3	41.2	(7.2)	(3.4)	36.5	44.6
Asia	16.1	7.7	(0.2)	(0.4)	16.3	8.1

Recall operations	124.8	70.2	(20.1)	(24.7)	144.9	94.9
Recall HQ(3)	(18.1)	4.4	(8.9)	(14.3)	(9.2)	18.7

Total	106.7	74.6	(29.0)	(39.0)	135.7	113.6

(1)
Operating profit is segment revenue less segment expense and excludes net finance costs.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 5. SEGMENT INFORMATION (Continued)

(2)
Underlying Profit is a non-statutory profit measure and represents profit before finance costs, tax and Significant Items (refer to Note 7). It is presented to assist users of the financial statements to better understand Recall's business results.

(3)
Recall HQ was acquired during the demerger in November 2013 and consequently, Recall HQ's operating profit for 2014 is impacted by timing of cost allocations.

	Capital expenditure(1)		Depreciation and amortisation
	2015	(Unaudited) 2014	2015	(Unaudited) 2014
	US$M	US$M	US$M	US$M
By operating segment
Americas	33.6	16.9	30.3	14.1
Europe	7.5	6.7	12.7	9.8
ANZ	4.8	4.6	11.7	11.8
Asia	5.4	2.7	5.8	4.6

Recall operations	51.3	30.9	60.5	40.3
Recall HQ	10.4	3.7	9.3	6.8

Total	61.7	34.6	69.8	47.1

(1)
Capital expenditure is presented on an accruals basis and includes expenditure on property, plant & equipment and intangibles.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 5. SEGMENT INFORMATION (Continued)

	Segment assets		Segment liabilities
	2015	(Unaudited) 2014	2015	(Unaudited) 2014
	US$M	US$M	US$M	US$M
By operating segment
Americas	688.9	591.6	72.4	74.1
Europe	262.5	334.1	77.5	84.0
ANZ	239.3	248.8	42.9	38.6
Asia	183.5	195.8	14.7	13.4

Recall operations	1,374.2	1,370.3	207.5	210.1
Recall HQ	36.8	24.6	22.6	22.8
Cash and borrowings	88.2	72.1	648.5	552.2
Current tax balances	—	—	7.5	8.3
Deferred tax balances	4.8	0.3	68.7	75.2
Equity-accounted investments	—	0.7	—	—

Total segment assets and liabilities	1,504.0	1,468.0	954.8	868.6

Non-current assets by geographic origin(1)
Americas	606.2	518.9
Europe	201.6	259.2
Australia	203.8	210.2
Other	197.2	211.2

Total	1,208.8	1,199.5

(1)
Non-current assets exclude financial instruments and deferred tax assets.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 6. PROFIT FROM ORDINARY ACTIVITIES

	2015	(Unaudited) 2014
	US$M	US$M
A) REVENUE AND OTHER INCOME
Sales revenue	827.8	613.7
Gain on sale of business	2.1	—

Total income	829.9	613.7

B) OPERATING EXPENSES
Employment costs (Note 8)	291.8	198.6
Service suppliers:
—travel and transport	51.2	45.4
—repairs and maintenance	15.9	10.7
—subcontractors and other service suppliers	91.7	67.8
Raw materials and consumables	18.1	15.7
Occupancy	147.3	111.1
Insurance	12.0	10.0
Depreciation of property, plant and equipment	45.3	31.0
Write-off of assets	5.2	8.1
Amortisation of intangible assets and deferred expenditure	24.4	16.1
Other	20.4	24.8

Total operating expenses	723.3	539.3

NOTE 7. SIGNIFICANT ITEMS

        Significant Items are items of income or expense which are, either individually or in aggregate, material to Recall or to the relevant business segment and:

  •
  outside the ordinary course of business (e.g. demerger related costs and the costs of significant reorganisation or restructuring); or

  •
  part of the ordinary activities of the business but unusual due to their size and nature.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 7. SIGNIFICANT ITEMS (Continued)

        Significant Items are disclosed to assist users of the financial statements to better understand Recall's business results.

	2015 US$M
	Before tax	Tax	After tax
Items outside the ordinary course of business:
—demerger related expenses(1)	(4.5)	0.6	(3.9)
—restructuring(2)	(15.8)	4.5	(11.3)
—acquisitions related expenses(3)	(2.9)	1.2	(1.7)
—Iron Mountain transaction costs(4)	(5.8)	2.2	(3.6)
—reset of tax base(5)	—	10.1	10.1

Significant Items	(29.0)	18.6	(10.4)

	2014 US$M
	(Unaudited) Before tax	(Unaudited) Tax	(Unaudited) After tax
Items outside the ordinary course of business:
—demerger related expenses(1)	(16.7)	5.6	(11.1)
—restructuring(2)	(17.1)	5.6	(11.5)
—acquisitions related expenses(3)	(1.9)	0.6	(1.3)
—write-off of assets(6)	(3.3)	1.3	(2.0)

Significant Items	(39.0)	13.1	(25.9)

(1)
Demerger related expenses mainly comprise the following:
—legal and professional fees;
—one-time bonus in relation to the successful completion of the demerger;
—share-based payments under Brambles' share plans; and
—share-based payments relating to one-off grants of rights to the CEO and other Recall executives upon demerger.

(2)
Restructuring expenses comprise:
—site consolidation provision of US$15.8 million (2014: US$15.3 million). This provision relates to the Facility Optimisation Programs (the program) announced by Recall in June 2015 (FOP2) and June 2014 (FOP1). The Program involves consolidating existing facilities or downsizing under-utilised sites in Australia, Brazil, United Kingdom, Denmark, North America and France; and
—one-off costs relating to exiting a facility in North America.

(3)
These expenses were incurred in relation to acquisitions completed or being pursued by Recall and sale of SDS business in Germany.

(4)
US$5.3 million of legal and professional fees incurred in relation to Iron Mountain's bid to acquire Recall and exploration of a potential corporate restructure of US$0.5 million.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 7. SIGNIFICANT ITEMS (Continued)

(5)
Reset of tax basis on certain assets of the Australian entities resulted in a tax benefit in the amount of US$10.1 million.

(6)
Subsequent to the demerger, Recall identified certain intangible assets (mainly software) from which no future economic benefits are expected to arise and therefore, these assets were written off.

NOTE 8. EMPLOYMENT COSTS

	2015	(Unaudited) 2014
	US$M	US$M
Wages and salaries	230.6	160.1
Social security costs	40.0	27.2
Share-based payments expense	9.1	2.6
Contributions to defined contribution plans	8.9	7.1
Post employment benefits	3.2	1.6

	291.8	198.6

NOTE 9. NET FINANCE COSTS

	2015	(Unaudited) 2014
	US$M	US$M
Finance revenue
Bank accounts and short term deposits	0.5	0.5
Net foreign exchange gain	—	—

	0.5	0.5

Finance costs
Interest expense on borrowings	(18.8)	(9.5)
Derivative financial instruments	(0.3)	(0.1)
Net foreign exchange gain/(loss)	1.4	(0.9)
Commitment fees and amortisation of financing cost	(4.3)	(2.0)
Other	(0.1)	(0.3)

	(22.1)	(12.8)

Net finance costs	(21.6)	(12.3)

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 10. INCOME TAX

A)    COMPONENTS OF TAX EXPENSE

Amounts recognised in the income statement

	2015	(Unaudited) 2014
	US$M	US$M
Current income tax:
—income tax charge	23.7	18.8
—prior year adjustments	(3.1)	(0.1)

	20.6	18.7

Deferred tax:
—origination and reversal of temporary differences	(6.5)	1.4
—prior year adjustments	6.0	0.2

	(0.5)	1.6

Tax expense recognised in the income statement	20.1	20.3

Amounts recognised in the statement of comprehensive income
—on share-based payments	(1.7)	(0.5)
—on losses on revaluation of cash flow hedges	—	(0.2)

Tax expense/(benefit) recognised directly in the statement of comprehensive income	(1.7)	(0.7)

B)    RECONCILIATION BETWEEN TAX EXPENSE AND ACCOUNTING PROFIT BEFORE TAX

	2015	(Unaudited) 2014
	US$M	US$M
Profit before tax	85.1	62.3

Tax at standard Australian rate of 30% (2013: 30%)	25.5	18.7
Effect of tax rates in other jurisdictions	(2.7)	(1.0)
Prior year adjustments	2.9	0.1
Current year tax losses not recognised	2.0	0.9
Non-deductible expenses	3.4	4.2
Reset of tax base	(10.1)	—
Other	(0.9)	(2.6)

Total income tax expense	20.1	20.3

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 10. INCOME TAX (Continued)

C)    COMPONENTS OF AND CHANGES IN DEFERRED TAX ASSETS

	2015	(Unaudited) 2014
	US$M	US$M
Deferred tax assets shown in the balance sheet are represented by cumulative temporary differences attributable to:
Items recognised through the income statement
Employee benefits and other provisions	19.8	23.6
Losses available against future taxable income	8.7	11.8
Other	4.6	7.6

	33.1	43.0

Items recognised directly in equity
Cash flow hedges	0.3	0.2
Share-based payments	2.2	0.5

	2.5	0.7

Set-off against deferred tax liabilities	(30.8)	(43.4)

Net deferred tax assets	4.8	0.3

Changes in deferred tax assets (prior to netting off with deferred tax liabilities) were as follows:
At 1 July	43.7	6.7
(Charged)/credited to the income statement	(9.9)	12.8
(Charged)/credited directly to equity	1.7	0.7
Acquired during demerger	—	23.6
Foreign exchange differences	0.1	(0.1)

At 30 June	35.6	43.7

        Deferred tax assets are recognised for carried forward tax losses to the extent that the realisation of the related tax benefit through future taxable profits is probable. At reporting date, Recall has unused tax losses of US$83.1 million (2014: US$102.3 million) available for offset against future profits. A deferred tax asset has been recognised in respect of US$68.2 million (2014: US$68.2 million) of such losses.

        The benefit for tax losses will only be obtained if:

  •
  Recall derives future assessable income of a nature and of an amount sufficient to enable the benefit from the deductions for the losses to be realised;

  •
  Recall continues to comply with the conditions for deductibility imposed by tax legislation; and

  •
  no changes in tax legislation adversely affect Recall in realising the benefit from the deductions for the losses.

        No deferred tax asset has been recognised in respect of the remaining unused tax losses of US$14.9 million (2014: US$34.1 million) due to the unpredictability of future profit streams in the relevant jurisdictions. Tax losses of US$65.6 million (2014: US$64.2 million) which have been

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 10. INCOME TAX (Continued)

recognised in the balance sheet, will expire between 2017 and 2033 (2014: between 2015 and 2033). All other losses may be carried forward indefinitely.

D)    COMPONENTS AND CHANGES IN DEFERRED TAX LIABILITIES

	2015	(Unaudited) 2014
	US$M	US$M
Deferred tax liabilities shown in the balance sheet are represented by cumulative temporary differences attributable to:
Items recognised through the income statement
Property, plant and equipment and intangible assets	92.3	98.4
Undistributed earnings of subsidiaries	2.2	4.0
Other	5.0	16.2

	99.5	118.6

Set-off against deferred tax assets	(30.8)	(43.4)

Net deferred tax liabilities	68.7	75.2

Changes in deferred tax liabilities (prior to netting off with deferred tax assets) were as follows:
At 1 July	118.6	14.3
Charged to the income statement	(10.4)	14.4
Acquired during demerger	—	87.2
Acquisition of subsidiaries	(2.9)	2.0
Currency variations	(5.8)	0.7

At 30 June	99.5	118.6

        Deferred tax liability recorded as at 30 June 2015 in respect of temporary differences associated with undistributed earnings of subsidiaries is US$2.2 million (2014: US$4.0 million). No deferred tax liability has been recognised for the remaining undistributed earnings of subsidiaries because Recall Holdings Limited is able to control the timing of distributions from subsidiaries and is not expected to distribute these profits in the foreseeable future.

E)    TAX CONSOLIDATION

        Following the demerger of Recall from Brambles on 18 December 2013, Recall Holdings Limited and its Australian subsidiaries formed a tax consolidated group on 18 December 2013. Recall Holdings Limited, as the head entity of the tax consolidated group, and its Australian subsidiaries have entered into a tax sharing agreement in order to allocate income tax expense. The tax sharing agreement uses a stand-alone taxpayer basis of allocation. Consequently, Recall Holdings Limited and its Australian subsidiaries account for their own current and deferred tax amounts as if they each continue to be taxable entities in their own right. In addition, the agreement provides funding rules setting out the basis upon which subsidiaries are to indemnify Recall Holdings Limited in respect of tax liabilities and the methodology by which subsidiaries in tax loss are to be compensated.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 10. INCOME TAX (Continued)

        Formation of the tax consolidated group referred to above resulted in a resetting of tax bases of certain assets of the Australian entities as of the date of the formation of the tax consolidated group. To quantify the impact of this resetting, the fair value of the Australian entities and the fair value of their identifiable assets and liabilities was determined, which required management to make assumptions, judgements and estimates. A deferred tax benefit of US$10.1 million was recorded during the year ended 30 June 2015 in respect of the resetting of tax bases of which US$7.8 million is included in the deferred tax asset balance as at 30 June 2015.

NOTE 11. EARNINGS PER SHARE

	2015	(Unaudited) 2014
	US cents	US cents
Earnings per share:
—basic	20.7	20.1
—diluted	20.5	20.0
—basic, on Underlying Profit after finance costs and tax	24.0	32.5

        Performance share rights granted under the Recall Performance Share Plan are considered to be potential ordinary shares and have been included in the determination of diluted earnings per share to the extent to which they are dilutive. Details are set out in Note 27.

A)    WEIGHTED AVERAGE NUMBER OF SHARES DURING THE YEAR

	2015	(Unaudited) 2014
	million	million
Used in the calculation of basic earnings per share	313.4	208.7
Adjustment for share rights	4.0	1.1

Used in the calculation of diluted earnings per share	317.4	209.8

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 11. EARNINGS PER SHARE (Continued)

B)    RECONCILIATION OF PROFIT USED IN EPS CALCULATION

	2015	(Unaudited) 2014
	US$M	US$M
Underlying Profit after finance costs and tax
Underlying Profit (Note 5)	135.7	113.6
Net finance costs (Note 9)	(21.6)	(12.3)

Underlying Profit before tax	114.1	101.3
Tax expense on Underlying Profit	(38.7)	(33.4)

Underlying Profit after finance costs and tax	75.4	67.9

which reconciles to statutory profit:
Underlying Profit after finance costs and tax	75.4	67.9
Significant Items after tax (Note 7)	(10.4)	(25.9)

Profit for the year	65.0	42.0

NOTE 12. DIVIDENDS

A)    DIVIDENDS PAID DURING THE YEAR

	Interim 2015	(Unaudited) Final 2014
Dividend per share (in Australian cents)	9.0	8.0
Total dividend (in US$ million)	21.8	22.0
Franked amount at 30% tax (in Australian cents)	2.7	—
Payment date	24 April 2015	23 October 2014

B)    DIVIDEND PAID TO BRAMBLES

        As part of the demerger process, Recall Holdings Limited paid a dividend of US$23.8 million to Brambles on 18 December 2013. This dividend was not franked.

C)    DIVIDEND DETERMINED AFTER REPORTING DATE

Final 2015
Dividend per share (in Australian cents)	10.0
Franked amount at 30% tax (in Australian cents)	4.0
Payment date	28 October 2015
Dividend record date	7 October 2015

        As this dividend had not been declared at the reporting date, it is not reflected in these consolidated financial statements.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 12. DIVIDENDS (Continued)

D)    FRANKING CREDITS

	2015	(Unaudited) 2014
	US$M	US$M
Franking credits available for subsequent financial years based on a tax rate of 30%	7.1	5.1

        The amounts above represent the balance of the franking account as at the end of the year, adjusted for:

  •
  franking credits that will arise from the payment of the current tax liability;

  •
  franking debits that will arise from the payment of dividends recognised as a liability at the reporting date;

  •
  franking credits that will arise from dividends recognised as receivables at the reporting date; and

  •
  franking credits that may be prevented from being distributed in subsequent financial years.

NOTE 13. CASH AND CASH EQUIVALENTS

	2015	(Unaudited) 2014
	US$M	US$M
Cash at bank and in hand	88.5	72.1

	88.5	72.1

        In April 2015, Recall entered into an agreement with a third-party bank to implement a multi-national, multi-currency notional cash pooling program which enables Recall to efficiently manage its global cash position, reduce borrowing costs and maximise returns on cash.

        Refer to Note 29 for other financial instruments disclosures.

NOTE 14. TRADE AND OTHER RECEIVABLES

	2015	(Unaudited) 2014
	US$M	US$M
Current
Trade receivables	134.3	140.6
Provision for doubtful receivables (A)	(8.6)	(9.6)

Net trade receivables	125.7	131.0
Other debtors	28.2	12.4
Accrued and unbilled revenue	29.3	34.1

	183.2	177.5

Non-current
Other receivables	6.7	7.4

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 14. TRADE AND OTHER RECEIVABLES (Continued)

A)    PROVISION FOR DOUBTFUL RECEIVABLES

        Trade receivables are non-interest bearing and are generally on 30-90 day terms. A provision for doubtful receivables is established when there is a level of uncertainty as to the full recoverability of the receivable, based on objective evidence.

        Movements in the provision for doubtful receivables were as follows:

	2015	(Unaudited) 2014
	US$M	US$M
At 1 July	9.6	0.7
(Reversed)/charged in income statement	3.2	1.6
Acquired during demerger	—	11.0
Acquisition of subsidiaries	0.1	0.4
Amounts written off	(3.2)	(4.0)
Foreign exchange differences	(1.1)	(0.1)

At 30 June	8.6	9.6

	2015	(Unaudited) 2014
	US$M	US$M
At 30 June, the ageing analysis of trade receivables by reference to due dates was as follows:
Not past due	75.2	76.5
Past due 0 - 30 days but not impaired	18.2	18.7
Past due 31 - 60 days but not impaired	9.7	8.7
Past due 61 - 90 days but not impaired	19.6	4.4
Past due 90 days but not impaired	3.0	22.7
Impaired	8.6	9.6

	134.3	140.6

        At 30 June 2015, trade receivables of US$50.5 million (2014: US$54.5 million) were past due but not impaired. These trade receivables comprise customers who have a good debt history and are considered fully recoverable.

        Other debtors primarily comprise GST/VAT recoverable and deposits recoverable from third parties.

        At 30 June 2015, other debtors of US$0.9 million (2014: US$2.0 million) were past due but not considered to be impaired. No specific collection issues have been identified with these receivables and therefore, no provision has been recognised. An ageing of these receivables was as follows:

	2015	(Unaudited) 2014
	US$M	US$M
Not past due	27.3	10.4
Past due 90 days but not impaired	0.9	2.0

	28.2	12.4

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 14. TRADE AND OTHER RECEIVABLES (Continued)

        Refer to Note 29 for other financial instruments disclosures.

NOTE 15. INVENTORIES

	2015	(Unaudited) 2014
	US$M	US$M
Raw materials and consumables	2.1	2.5

	2.1	2.5

NOTE 16. DERIVATIVE FINANCIAL INSTRUMENTS

Non-current assets
	2015	(Unaudited) 2014
	US$M	US$M
Forward foreign currency contracts—cash flow hedges	0.1	—

	0.1	—

	Non-current liabilities
	2015	(Unaudited) 2014
	US$M	US$M
Interest rate swaps—cash flow hedges	0.8	0.7

	0.8	0.7

        Refer to Note 29 for other financial instruments disclosures.

NOTE 17. OTHER ASSETS

	2015	(Unaudited) 2014
	US$M	US$M
Current
Prepayments	16.5	16.1

	16.5	16.1

Non-current
Prepayments	0.3	0.5

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 18. INVESTMENTS

A)    JOINT VENTURE

        As at 30 June 2014, Recall had an investment in the following unlisted jointly controlled entity, which was accounted for using the equity method. This investment was disposed during 2015 as part of the sale of the SDS business in Germany (refer to Note 4C).

		% interest held at reporting date
Name (and nature of business)	Place of incorporation	June 2015	(Unaudited) June 2014
Recall Becker GmbH & Co. KG (Document management services)	Germany	—	50%

B)    MOVEMENT IN CARRYING AMOUNT OF INVESTMENT IN JOINT VENTURE

	2015	(Unaudited) 2014
	US$M	US$M
At 1 July	0.7	—
Acquired during demerger	—	0.6
Disposal of investment	(0.7)	—
Share of results after income tax (Note 18C)	0.1	0.2
Foreign exchange differences	(0.1)	(0.1)

At 30 June	—	0.7

C)    SHARE OF RESULTS OF JOINT VENTURE

Trading revenue	0.4	0.8
Expenses	(0.3)	(0.6)

Profit from ordinary activities before tax	0.1	0.2
Tax expense on ordinary activities	—	—

Profit for the year	0.1	0.2

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 19. PROPERTY, PLANT AND EQUIPMENT

	Land and buildings	Plant and equipment	Total
	US$M	US$M	US$M
At 1 July 2013 (Unaudited)
Cost	15.3	124.2	139.5
Accumulated depreciation	(10.6)	(60.2)	(70.8)

Net carrying amount	4.7	64.0	68.7

Year ended 30 June 2014 (Unaudited)
Opening net carrying amount	4.7	64.0	68.7
Additions	4.0	24.4	28.4
Acquisition of subsidiaries	0.1	10.7	10.8
Acquired during demerger	118.4	231.9	350.3
Disposals	(0.1)	(0.5)	(0.6)
Write-off of assets	(0.5)	(0.9)	(1.4)
Transfers/reclassifications	5.4	(5.4)	—
Depreciation charge	(6.8)	(24.2)	(31.0)
Foreign exchange differences	1.9	5.2	7.1

Closing net carrying amount	127.1	305.2	432.3

At 30 June 2014 (Unaudited)
Cost	222.3	620.5	842.8
Accumulated depreciation	(95.2)	(315.3)	(410.5)

Net carrying amount	127.1	305.2	432.3

Year ended 30 June 2015
Opening net carrying amount	127.1	305.2	432.3
Additions	6.6	52.8	59.4
Acquisition of subsidiaries	1.1	7.6	8.7
Disposals	(1.1)	(0.1)	(1.2)
Disposals—sale of business	(4.8)	(3.0)	(7.8)
Write-off of assets	—	(6.4)	(6.4)
Transfers/reclassifications	(1.9)	1.9	—
Depreciation charge	(7.9)	(37.4)	(45.3)
Foreign exchange differences	(18.4)	(31.5)	(49.8)

Closing net carrying amount	100.7	289.1	389.8

At 30 June 2015
Cost	179.5	563.7	743.2
Accumulated depreciation	(78.8)	(274.6)	(353.4)

Net carrying amount	100.7	289.1	389.8

        The net carrying amounts above include: leasehold improvements US$26.3 million (2014: US$29.4 million); and capital work in progress US$5.3 million (2014: US$3.3 million).

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 20. GOODWILL

A)    NET CARRYING AMOUNTS AND MOVEMENTS DURING THE YEAR

	2015	(Unaudited) 2014
	US$M	US$M
At 1 July
Gross and net carrying amount	651.0	125.8

Year ended 30 June
Opening net carrying amount	651.0	125.8
Acquisition of subsidiaries	99.3	34.7
Acquired during demerger	—	485.1
Disposal—sale of business	(3.6)	—
Foreign exchange differences	(69.5)	5.4

Closing net carrying amount	677.2	651.0

At 30 June
Gross carrying amount	677.2	651.0
Accumulated impairment	—	—

Net carrying amount	677.2	651.0

B)    SEGMENT-LEVEL SUMMARY OF NET CARRYING AMOUNT

        Goodwill acquired through business combinations is allocated to cash generating units (CGU), which are the smallest identifiable groupings of Recall's cash generating assets. A segment-level summary of the goodwill allocation is presented as follows:

	2015	(Unaudited) 2014
	US$M	US$M
Americas	352.7	298.1
Europe	98.8	122.7
ANZ	127.3	124.2
Asia	98.4	106.0

Total goodwill	677.2	651.0

C)    RECOVERABLE AMOUNT TESTING

        The recoverable amount of goodwill is determined based on value in use calculations undertaken at the CGU level. The value in use is calculated using a discounted cash flow methodology covering a 5 year (2014: 10 year) period with an appropriate terminal value at the end of that period. Based on the impairment testing, the carrying amounts of goodwill in the CGUs related to continuing operations

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 20. GOODWILL (Continued)

at reporting date were fully supported. The key assumptions on which management has based its cash flow projections were as below:

(i)
Cash flow forecasts

        Cash flow forecasts are based on the most recent financial projections covering a maximum period of five years. Cash flows beyond that period are extrapolated using estimated growth rates. Financial projections are based on assumptions that represent management's best estimates.

(ii)
Growth rates

        Growth rates beyond the period covered in the financial projections are based on management's expectations for future performance and averaged 2.1% across all segments (2014: 2.0%).

(iii)
Terminal value

        The terminal value calculated after year 5 (2014: year 10) is determined using the stable growth model, having regard to the weighted average cost of capital and terminal growth factor appropriate to each CGU.

(iv)
Discount rates

        Discount rates used are the pre-tax weighted average cost of capital (WACC) and include a premium for market risks appropriate to each country in which the CGU operates. WACC rates for 2015 ranged between 7.2% and 20.5% (average rates: Americas 12.8%; Europe 9.0%; ANZ 10.8%; and Asia 9.4%). WACC rates for 2014 ranged between 8.4% and 19.9% (average rates: Americas 13.4%; Europe 8.9%; ANZ 12.7%; and Asia 11.4%).

Sensitivity

        Any reasonable change to the above key assumptions would not cause the carrying value of the CGU to materially exceed its recoverable amount.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 21. INTANGIBLE ASSETS

	Software	Other(1)	Total
	US$M	US$M	US$M
At 1 July 2013 (Unaudited)
Gross carrying amount	7.4	74.6	82.0
Accumulated amortisation	(3.9)	(40.1)	(44.0)

Net carrying amount	3.5	34.5	38.0

Year ended 30 June 2014 (Unaudited)
Opening carrying amount	3.5	34.5	38.0
Additions	4.4	6.5	10.9
Acquisition of subsidiaries	—	10.1	10.1
Acquired during demerger	22.1	42.9	65.0
Amortisation charge	(6.8)	(9.3)	(16.1)
Write-off of assets	(2.0)	(1.3)	(3.3)
Foreign exchange differences	0.3	2.7	3.0

Closing carrying amount	21.5	86.1	107.6

At 30 June 2014 (Unaudited)
Gross carrying amount	88.0	214.9	302.9
Accumulated amortisation	(66.5)	(128.8)	(195.3)

Net carrying amount	21.5	86.1	107.6

Year ended 30 June 2015
Opening carrying amount	21.5	86.1	107.6
Additions	11.5	17.9	29.4
Acquisition of subsidiaries	0.1	33.9	34.0
Transfers/reclassifications	(0.2)	0.2	—
Amortisation charge	(8.7)	(15.7)	(24.4)
Write-off of assets	(0.1)	—	(0.1)
Foreign exchange differences	(0.8)	(10.9)	(11.7)

Closing carrying amount	23.3	111.5	134.8

At 30 June 2015
Gross carrying amount	93.2	222.0	315.2
Accumulated amortisation	(69.9)	(110.5)	(180.4)

Net carrying amount	23.3	111.5	134.8

(1)
Other intangible assets primarily comprise acquired customer relationships and lists; and deferred expenditure.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 22. TRADE AND OTHER PAYABLES

	2015	(Unaudited) 2014
	US$M	US$M
Current
Trade payables	36.3	44.6
GST/VAT, refundable deposits and other payables	25.1	25.1
Accruals	74.4	69.6
Deferred income	30.0	35.2

	165.7	174.5

Non-current
Other liabilities	19.4	21.3

        Trade payables and other current payables are non-interest bearing and are generally settled on 30-90 day terms.

        Refer to Note 29 for other financial instruments disclosures.

NOTE 23. BORROWINGS

	2015	(Unaudited) 2014
	US$M	US$M
Current
Unsecured:
—bank overdraft(1)	15.9	—
—bank loans(2)	1.5	—
—finance lease liabilities	4.4	—

	21.8	—

Non-current
Unsecured:
—bank loans(2)	617.8	552.2
—finance lease liabilities	8.9	—

	626.7	552.2

Total borrowings	648.5	552.2

(1)
Recall maintains a multinational cash pool with a third-party bank. Overdraft balances incurred under this program have replaced intercompany loans and are presented within borrowings in the balance sheet.

(2)
Unsecured bank loans include revolving credit loans in various currencies priced off of London Interbank Offered Rate (LIBOR) and other equivalent base rates, drawn under a global multi-currency banking facility and is backed by a syndicate of banks. The total facility size as at June 30 2015 was US$1,050 million (2014: US$800 million).

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 23. BORROWINGS (Continued)

  Recall entered into a new 364 day revolving credit facility for INR 240 million in 2015 of which US$1.5 million was outstanding as at June 30 2015.

  The amount shown above is net of US$6.1 million (2014: US$4.2 million) of capitalised borrowing costs.

        Refer to Note 29 for other financial instruments disclosures

A)    BORROWING FACILITIES AND CREDIT STANDBY ARRANGEMENTS

	2015	(Unaudited) 2014
	US$M	US$M
Total facilities:
—unsecured bank loans	1,053.8	800.0
—bank overdraft arrangements(1)	42.4	16.0

	1,096.2	816.0

Facilities used at reporting date:
—unsecured bank loans	625.4	556.4
—bank overdraft cash pool(3)	—	—

	625.4	556.4

Facilities available at reporting date:
—unsecured bank loans	428.4	243.6
—bank overdraft arrangements	42.4	16.0

	470.8	259.6

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 23. BORROWINGS (Continued)

B)    BORROWING FACILITIES MATURITY PROFILE

		US$M
Maturity	Type	Total facilities	Facilities used(2)	Facilities available
2015
Less than 1 year(3)	Bank overdrafts, Bank overdrafts—cash pool, Unsecured bank loans	46.2	1.5	44.7
2 - 3 years	Unsecured bank loans	—	—	—
4 - 5 years(4)	Unsecured bank loans	1,050.0	623.9	426.1

		1,096.2	625.4	470.8

2014 (Unaudited)
Less than 1 year	Bank overdrafts	16.0	—	16.0
2 - 3 years	Unsecured bank loans	400.0	387.5	12.5
4 - 5 years	Unsecured bank loans	400.0	168.9	231.1

		816.0	556.4	259.6

(1)
In April 2015, Recall entered into a new US$25 million overdraft facility with Bank Mendes Gans N.V. to support the cash pool.

(2)
Facilities used represents the principal value of loan notes and borrowings debited against the relevant facilities to reflect the correct amount of funding headroom.

(3)
Cash pool overdrafts are collateralized by cash balances within the pool as opposed to a separate bank arrangement. Facilities does not include US$15.9 million of cash pool overdrafts.

(4)
As at 30 June 2015 and as at the date of these financial statements, in accordance with the Syndicated Facility Agreement (SFA), Recall has an unconditional right to defer settlement of $623.9 million of unsecured bank loans for at least 12 months after the balance sheet date and as a result have classified these as non-current borrowings. If all the necessary regulatory and shareholder approvals are obtained and Recall is subsequently acquired by Iron Mountain, the banks would have the option to cancel the SFA and require outstanding balances to be repaid no later than 90 days subsequent to the finalisation of the takeover. If these events occur, the bank loans currently classified as non-current would be re-classified to current borrowings.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 24. PROVISIONS

	Employee entitlements(1)	Other(2)	Total
	US$M	US$M	US$M
At 1 July 2014 (Unaudited)
Current	9.4	16.9	26.3
Non-current	1.8	8.3	10.1

	11.2	25.2	36.4
Charge to income statement	1.5	15.4	16.9
Utilisation of provision	(2.2)	(3.8)	(6.0)
Acquisition of subsidiaries	0.2	0.3	0.5
Sale of business	—	—	—
Foreign exchange differences	(1.9)	(1.8)	(3.7)

At 30 June 2015	8.8	35.4	44.2

Current	7.7	24.5	32.2
Non-current	1.1	10.9	12.0

(1)
Employee entitlements provisions comprise US$3.2 million (2014: US$2.8 million) for long service leave and US$5.6 million (2014: US$8.4 million) for other employee-related obligations.

(2)
Other provisions mainly comprise US$5 million (2014: US$7.7 million) for decommissioning costs and other costs; and US$22.8 million (2014: US$15.3 million) for site consolidation programs (Facility Optimization 1 and 2).

NOTE 25. RETIREMENT BENEFIT OBLIGATIONS

        Recall operates a number of defined contribution plans for qualifying employees. The assets of these plans are held in separately administered trusts or insurance policies. In some countries, Recall's employees are members of state-managed retirement benefit plans. Recall is required to contribute a specified percentage of payroll costs to the retirement benefit plan to fund benefits. The only obligation of Recall with respect to defined contribution retirement benefit plans is to make the specified contributions.

        US$8.9 million (2014: US$7.1 million) representing contributions paid and payable to these plans by Recall at rates specified in the rules of the plans has been recognised as an expense in the income statement.

        Recall does not have any material defined benefit plans.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 26. CONTRIBUTED EQUITY

	Shares (No.)	US$M
Total ordinary shares, of no par value, issued and fully paid:
At 1 July 2013 (Unaudited)	73,000,002	71.4
Issued during the year	466,977,132	592.7
Return of capital during demerger	—	(118.4)
Effect of share split and consolidation	(227,140,686)	—

At 30 June 2014 (Unaudited)	312,836,448	545.7

At 1 July 2014 (Unaudited)	312,836,448	545.7
Issued during the year	838,263	3.0

At 30 June 2015	313,674,711	548.7

        Ordinary shares of Recall Holdings Limited entitle the holder to participate in dividends and the proceeds on any winding up of the Company in proportion to the number of shares held.

NOTE 27. SHARE-BASED PAYMENTS

        As part of Recalls long-term incentive (LTI) plan, awards are made in the form of rights to Recall shares ("share rights") which convert to Recall shares for nil consideration at the end of the performance period, subject to performance and service conditions. Share right grants are based on a percentage of base salary and awarded annually after the start of the new financial year. Grants are held in trust for the employee under the Performance Share Plan until vesting.

        The FY15-FY17 LTI grants vest over a three year performance period (1 July 2014-30 June 2017). The FY14-FY16 LTI grants, which were made in January 2014 after demerger on 18 December 2013, vest over a 2.5 year performance period to 30 June 2016 to align with the Company's financial year. Rights granted by Recall do not result in an entitlement to participate in share issues of any other entity.

        Set out below are summaries of performance share rights granted under the plan.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 27. SHARE-BASED PAYMENTS (Continued)

A)    GRANTS OVER RECALL HOLDINGS LIMITED SHARES

Grant date	Vesting date	Expiry date	Balance at 1 July	Granted during the year	Exercised during the year	Forfeited/ lapsed during the year	Balance at 30 June
2015
10 Dec 2013	10 Dec 2014	10 Dec 2020	525,034	—	(525,034)	—	—
10 Dec 2013	10 Dec 2015	10 Dec 2020	525,034	—	—	—	525,034
22 Jan 2014	1 Jul 2014	22 Jan 2020	67,135	—	(67,135)	—	—
22 Jan 2014(1)	25 Sep 2014	22 Jan 2020	246,094	—	(207,737)	—	38,357
22 Jan 2014	1 Jul 2015	22 Jan 2020	67,135	—	—	—	67,135
22 Jan 2014	1 Jul 2016	22 Jan 2020	67,135	—	—	—	67,135
22 Jan 2014	26 Sep 2015	22 Jan 2020	351,957	—	—	—	351,957
22 Jan 2014(1)	26 Sep 2016	22 Jan 2020	386,138	—	—		386,138
22 Jan 2014	26 Sep 2016	22 Jan 2020	2,748,839	—	—	(69,548)	2,679,291
17 Nov 2015	26 Sep 2017	31 Dec 2020		1,116,847		(20,280)	1,096,567
25 Nov 2015	26 Sep 2017	31 Dec 2020		349,424		—	349,424
17 Nov 2015	26 Sep 2017	31 Dec 2020		222,439		(3,276)	219,163
10 Oct 2015	10 Oct 2016	10 Oct 2020		50,769		—	50,769
17 Nov 2015	26 Sep 2017	31 Dec 2020		372,279		(6,761)	365,518
25 Nov 2015	26 Sep 2017	31 Dec 2020		116,475		—	116,475
17 Nov 2015	26 Sep 2017	31 Dec 2020		400,596		(6,472)	394,124
25 Nov 2015	26 Sep 2017	31 Dec 2020		174,712		—	174,712
25 Nov 2015	26 Sep 2017	31 Dec 2020		58,238		—	58,238
17 Nov 2015	26 Sep 2017	31 Dec 2020		133,530		(2,157)	131,373

Total rights			4,984,501	2,995,309	(799,906)	(108,494)	7,071,410

2014 (Unaudited summarised comparative)
Total rights			—	5,590,171	(525,035)	(80,635)	4,984,501

(1)
Transitional awards made in lieu of Brambles LTI awards that lapsed and 2013 Brambles LTI grants not made, due to the Demerger.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 27. SHARE-BASED PAYMENTS (Continued)

        Of the above grants, 38,357 rights were exercisable at 30 June 2015. There were 67,135 exercises, no forfeits and no additional grants in performance share rights between the end of the financial year and 14 August 2015.

		2015 Grants	(Unaudited) 2014 Grants
Weighted average data:
—fair value at grant date of grants made during the year	A$	5.30	3.35
—share price at exercise date of grants exercised during the year	A$	5.94	4.49
—remaining contractual life at 30 June	years	5.03	5.75

        The fair value of equity-settled performance share rights was determined as at grant date, using a binomial valuation methodology. The values calculated do not take into account the probability of rights being forfeited prior to vesting, as a probability adjustment is made when computing the share-based payment expense.

B)    FAIR VALUE

        The significant inputs into the valuation models for the equity-settled grants made during 2015 were:

	2015 Grants	(Unaudited) 2014 Grants
Weighted average share price	A$6.43	A$4.30
Expected volatility	25%	25%
Expected life	2.8 - 2.9 years	0.4 - 2.7 years
Annual risk-free interest rate	2.50 - 2.57%	2.39 - 2.91%
Expected dividend yield	3.20%	3.40%

        The expected volatility was determined based on a two-year historic volatility of eight other listed companies.

        The significant inputs into the valuation models for the equity-settled grants made during 2014 were:

	(Unaudited) Dec 2013 Grants	(Unaudited) Jan 2014 Grants
Weighted average share price	A$4.39	A$4.30
Expected volatility	25%	25%
Expected life	0 - 2 years	0.4 - 2.7 years
Annual risk-free interest rate	2.4 - 2.76%	2.39 - 2.91%
Expected dividend yield	3.40%	3.40%

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 27. SHARE-BASED PAYMENTS (Continued)

        The expected volatility was determined based on a two-year historic volatility of Brambles and six other listed companies.

C)    SHARE-BASED PAYMENT EXPENSE

        Recall recognised a total expense of US$9.1 million (2014: US$2.6 million) relating to share-based payments.

NOTE 28. RESERVES AND RETAINED EARNINGS

	2015	(Unaudited) 2014
	US$M	US$M
Reserves	(245.7)	(171.2)
Retained earnings	246.1	224.9

	0.4	53.7

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 28. RESERVES AND RETAINED EARNINGS (Continued)

A)    MOVEMENTS IN RESERVES AND RETAINED EARNINGS

	Reserves
	Hedging	Share-based payments	Foreign currency translation	Common control	Total	Retained earnings
	US$M	US$M	US$M	US$M	US$M	US$M
Year ended 30 June 2014 (Unaudited)
Opening balance	—	2.5	(6.4)	(32.5)	(36.4)	206.7
Recognised in relation to demerger (Note 4A)	—	—	—	(147.0)	(147.0)	—
Foreign exchange differences	—	—	11.7	—	11.7	—
Cash flow hedges:
—fair value losses	(0.7)	—	—	—	(0.7)	—
—tax on fair value losses	0.2	—	—	—	0.2	—
Share-based payments:
—expense recognised during the period	—	2.6	—	—	2.6	—
—shares issued	—	(2.1)	—	—	(2.1)	—
—equity component of related tax	—	0.5	—	—	0.5	—
Dividends paid	—	—	—	—	—	(23.8)
Net profit for the year	—	—	—	—	—	42.0

Closing balance	(0.5)	3.5	5.3	(179.5)	(171.2)	224.9

Year ended 30 June 2015
Opening balance	(0.5)	3.5	5.3	(179.5)	(171.2)	224.9
Recognised in relation to sale of business	—	—	—	—	—	—
Foreign exchange differences	—	—	(82.4)	—	(82.4)	—
Cash flow hedges:
—fair value losses	0.1	—	—	—	0.1	—
—tax on fair value losses		—	—		—	—
Share-based payments:						—
—expense recognised during the period	—	9.1	—	—	9.1	—
—shares issued	—	(3.0)	—	—	(3.0)	—
—equity component of related tax	—	1.7	—	—	1.7	—
Dividends paid	—	—	—	—	—	(43.8)
Net profit for the year	—	—	—	—	—	65.0

Closing balance	(0.4)	11.3	(77.1)	(179.5)	(245.7)	246.1

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 28. RESERVES AND RETAINED EARNINGS (Continued)

B)    NATURE AND PURPOSE OF RESERVES

Hedging reserve

        This comprises the cumulative portion of the gain or loss of cash flow hedges that are determined to be effective hedges. Amounts are recognised in the income statement when the associated hedged transaction is recognised or the hedge or a portion thereof becomes ineffective.

Share-based payments reserve

        This comprises the cumulative share-based payments expense recognised in the income statement in relation to equity-settled options and share rights issued but not yet exercised. Refer to Note 27 for further details.

Foreign currency translation reserve

        This comprises cumulative exchange differences arising from the translation of the financial statements of the Company and its subsidiaries (net of qualifying net investment hedge) from their functional currency to the presentation currency i.e. US dollars. When a subsidiary or an operation is disposed, the accumulated balance in the reserve relating to the subsidiary or the operation is recognised in the income statement.

Common control reserve

        Business combinations involving entities or businesses under common control are outside the scope of AASB 3: Business Combinations. A number of common control transactions took place in 2012 or as part of the demerger in 2014 and have been accounted for using predecessor accounting, without recognition of additional goodwill. The common control reserve represents the excess of the consideration paid in those common control transactions over the carrying value of the net assets acquired.

NOTE 29. FINANCIAL RISK MANAGEMENT

        Recall is exposed to a variety of financial risks: market risk (including the effect of fluctuations in interest rates and exchange rates), liquidity risk and credit risk.

        Recall's overall risk management program focuses on the unpredictability of financial markets and seeks to minimise potential adverse effects on its financial performance.

        To the extent Recall is not able to manage these risks organically; the Company uses standard derivative financial instruments to manage its risk exposure in the normal course of business. Recall does not trade in financial instruments for speculative purposes. Hedging activities are conducted through Recall's Treasury department on a centralised basis in accordance with Board policies and guidelines through standard operating procedures and delegated authorities.

        Policies with respect to financial risk management and hedging activities are discussed below.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 29. FINANCIAL RISK MANAGEMENT (Continued)

A)    FAIR VALUES

        Set out below is a comparison by category of the carrying amounts and fair values of financial instruments recognised in the balance sheet. With the exception of hedging instruments, all financial assets and financial liabilities are classified as loans and receivables.

	Carrying amount		Fair value
	2015	(Unaudited) 2014	2015	(Unaudited) 2014
	US$M	US$M	US$M	US$M
Financial assets
—cash at bank and in hand (Note 13)	88.5	72.1	88.5	72.1
—trade receivables (Note 14)	125.7	131.0	125.7	131.0
—forward foreign currency contracts (Note 16)	0.1	—	0.1	—
Financial liabilities
—trade payables (Note 22)	36.3	44.6	36.3	44.6
—bank overdrafts (Note 23)	15.9	—	15.9	—
—bank loans (Note 23)	619.3	552.2	619.3	552.2
—finance lease liabilities (Note 23)	13.3	—	13.3	—
—interest rate swaps (Note 16)	0.8	0.7	0.8	0.7

        Recall uses the following methods in estimating the fair values of financial instruments:

  •
  Level 1—the fair value is calculated using quoted prices in active markets;

  •
  Level 2—the fair value is estimated using inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (as prices) or indirectly (derived from prices); or

  •
  Level 3—the fair value is estimated using inputs for the asset or liability that are not observable market data.

        The table below sets out the fair values and methods used to estimate the fair value of derivatives designated as hedging instruments.

	2015				2014
	Level 1	Level 2	Level 3	Total	(Unaudited) Level 1	(Unaudited) Level 2	(Unaudited) Level 3	(Unaudited) Total
	US$M	US$M	US$M	US$M	US$M	US$M	US$M	US$M
Derivative financial assets
—forward foreign currency contracts	—	0.1	—	0.1	—	—	—	—
Derivative financial liabilities
—interest rate swaps and FX contracts	—	0.8	—	0.8	—	0.7	—	0.7

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 29. FINANCIAL RISK MANAGEMENT (Continued)

        The fair values of derivatives designated as hedging instruments are determined using valuation techniques that are based on observable market data. Fair value for other financial assets and liabilities has been calculated by discounting future cash flows at prevailing interest rates for the relevant yield curve.

B)    MARKET RISK

        Recall has the following risk policies in place with respect to market risk.

Interest rate risk

        Recall's exposure to potential volatility in finance costs, predominantly US dollars, Australian dollars, Sterling and Euros, is managed by maintaining a mix of fixed and floating-rate instruments within select target bands over defined periods. In most cases, interest rate derivatives are used to achieve these targets synthetically.

        The following table sets out the financial instruments exposed to interest rate risk at reporting date:

	2015	(Unaudited) 2014
	US$M	US$M
Financial assets (floating rate)
Cash at bank	88.5	72.1

Weighted average effective interest rate	0.7%	0.7%

Financial liabilities (floating rate)
Bank overdrafts	15.9	—
Bank loans	619.3	552.2
Interest rate swaps (notional value)—cash flow hedges	(200.0)	(200.0)
Interest rate swaps (notional value)—fair value hedges	—	—

Net exposure to cash flow interest rate risk	435.2	352.2

Weighted average effective interest rate	2.5%	3.1%

Financial liabilities (fixed rate)
Finance lease liabilities	13.3	—
Interest rate swaps (notional value)—cash flow hedges(1)	200.0	200.0

Net exposure to fair value interest rate risk	213.3	200.0

Weighted average effective interest rate	1.0%	0.9%

(1)
Interest rate swaps fix the floating rate component of bank loans. Bank loan interest also includes a margin, which was 1.7% for 2014 and 2015.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 29. FINANCIAL RISK MANAGEMENT (Continued)

Interest rate swap—cash flow hedge

        In 2014, Recall entered into an interest rate swap transaction with various banks swapping US$200.0 million of the floating rate bank loans with fixed rate. The fair value of this contract at the reporting date was US$(0.7) million.

        The terms of the swap match the terms of the fixed rate bank loans for the amounts and durations being hedged. Since inception, the interest rate swap has been an effective hedging instrument.

Sensitivity analysis

        The following table sets out the sensitivity of Recall's financial assets and financial liabilities to interest rate risk applying the following assumptions. Impact on profit after tax and equity assumes a parallel shift in the interest rates by the number of basis points included in the table below.

Interest rate risk
	2015		2014
	lower rates	higher rates	lower rates	higher rates
US dollar interest rates	–50 bps	+100 bps	–50 bps	+100 bps
Australian dollar interest rates	–50 bps	+100 bps	–50 bps	+100 bps
Sterling interest rates	–50 bps	+100 bps	–50 bps	+100 bps
Euro interest rates	–50 bps	+100 bps	–50 bps	+100 bps

			(Unaudited)	(Unaudited)
	US$M	US$M	US$M	US$M
Impact on profit after tax(1)	1.2	(2.5)	1.2	(2.3)
Impact on equity	(1.5)	2.9	(1.3)	2.6

(1)
Assumes tax at standard Australian rate of 30%

Foreign exchange risk

        Exposure to foreign exchange risk arises from the global nature of Recall's business and its capital structure. It is also inherent in the financial instruments that are denominated in a currency other than the functional currency in which they are measured. For the purposes of AASB 7 Financial Instruments: Disclosures, currency risk does not arise from financial instruments that are non-monetary items or from financial instruments denominated in the functional currency and accordingly, these items are not included in the currency profile table below.

        Recall currently does not have any hedging instruments pertaining to its consolidated foreign exchange exposure. As of 30 June 2015, Recall entered into 3 separate forward contracts to hedge its exposure to intercompany loans denominated in Thai Baht and Brazil Real. The fair value of these contracts at the reporting date is not material.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 29. FINANCIAL RISK MANAGEMENT (Continued)

Currency profile

        The following table sets out the currency mix profile of Recall's financial instruments at reporting date:

	US dollar	Sterling	Total
	US$M	US$M	US$M
2015
Financial assets
—trade receivables	0.8	—	0.8
—cash at bank and in hand	—	3.6	3.6

	0.8	3.6	4.4

Financial liabilities
—trade payables	0.5	0.1	0.6
—finance lease liabilities	1.3	—	1.3

	1.8	0.1	1.9

	(Unaudited) US dollar	(Unaudited) Sterling	(Unaudited) Total
	US$M	US$M	US$M
2014
Financial assets
—trade receivables	0.5	—	0.5
—cash at bank and in hand	0.4	—	0.4

	0.9	—	0.9

Financial liabilities
—trade payables	0.7	—	0.7
—bank loans	—	15.3	15.3

	0.7	15.3	16.0

Sensitivity analysis

        The following table sets out the sensitivity of Recall's financial assets and financial liabilities to foreign exchange risk. For the purposes of disclosing this analysis, exposure relating to the translation of the financial statements of the controlled entities into the presentation currency is not considered. The analysis also assumes that all other variables are held constant.

	Foreign exchange risk
	2015		2014
	lower rates	higher rates	lower rates	higher rates
Exchange rate movement	–10%	+10%	–10%	+10%

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 29. FINANCIAL RISK MANAGEMENT (Continued)

			(Unaudited)	(Unaudited)
	US$M	US$M	US$M	US$M
Impact on profit after tax(1)	0.2	(0.2)	1.0	(1.0)

(1)
Assumes tax at standard Australian rate of 30%

C)    LIQUIDITY RISK

        Recall's objective is to provide adequate liquidity to support the financial needs of its ongoing operations as well as investments in growth and productivity. Recall funds its operations and investing activities through operating cash flows, cash on hand and a revolving credit facility.

        Existing bank credit facilities are structured on a committed multi-currency revolving basis and, at the balance sheet date, had maturities ranging out to 2019 (2014: ranging out to 2018). Borrowings under the bank credit facilities are floating-rate, unsecured obligations with covenants and terms typical for a multi-national borrower. Recall also has access to further funding through uncommitted and standby lines of credit for daily liquidity. Refer to Note 23 for borrowing facility disclosures.

Maturities of derivative financial assets and liabilities

        The maturity of Recall's contractual cash flows on net and gross settled derivative financial instruments, based on the remaining period to contractual maturity date, is presented below. Cash flows on interest rate swaps are valued based on forward interest rates applicable at reporting date.

	Year 1	Year 2	Year 3	Year 4	Year 5	Total contractual cash flows	Carrying amount assets/ (liabilities)
	US$M	US$M	US$M	US$M	US$M	US$M	US$M
2015
Net settled
Interest rate swaps
—cash flow hedges	—	(0.7)	—	—	—	(0.7)	(0.7)

	—	(0.7)	—	—	—	(0.7)	(0.7)

2014 (Unaudited)
Net settled
Interest rate swaps
—cash flow hedges	—	—	(0.7)	—	—	(0.7)	(0.7)

	—	—	(0.7)	—	—	(0.7)	(0.7)

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 29. FINANCIAL RISK MANAGEMENT (Continued)

Maturities of non-derivative financial liabilities

        The maturity of Recall's contractual cash flows on non-derivative financial liabilities, based on the remaining period to contractual maturity date, for principal and interest, is presented below. Refer to Note 23B for borrowing facilities maturity profile.

	Year 1	Year 2	Year 3	Year 4	Year 5	Total contractual cash flows	Carrying amount
	US$M	US$M	US$M	US$M	US$M	US$M	US$M
2015
Non-derivative financial liabilities
Trade payables	36.3	—	—	—	—	36.3	36.3
Bank overdrafts	15.9	—	—	—	—	15.9	15.9
Bank loans	16.2	14.7	14.7	14.7	624.2	684.5	619.3
Finance lease liabilities	4.4	3.7	2.9	1.7	0.6	13.3	13.3

	72.8	18.4	17.6	16.4	624.8	750.0	684.8

2014 (Unaudited)
Non-derivative financial liabilities
Trade payables	44.6	—	—	—	—	44.6	44.6
Bank loans	18.5	18.5	399.5	5.6	171.7	613.8	552.2

	63.1	18.5	399.5	5.6	171.7	658.4	596.8

D)    CREDIT RISK EXPOSURE

        Recall is exposed to credit risk on its financial assets, which comprise cash and cash equivalents, trade and other receivables and derivative financial instruments. The exposure to credit risks arises from the potential failure of counterparties to meet their obligations. The maximum exposure to credit risk at the reporting date is the carrying amount of the financial instruments as set out in Note 29A. There is no significant concentration of credit risk.

        Recall trades only with recognised, creditworthy third parties. Collateral is generally not obtained from customers.

        Customers are subject to credit verification procedures including an assessment of their independent credit rating, financial position, past experience and industry reputation. Credit limits are set for individual customers and approved by credit managers in accordance with an approved authority matrix. These credit limits are regularly monitored and revised based on historic turnover activity and credit performance. In addition, overdue receivable balances are monitored and actioned on a regular basis.

E)    CAPITAL RISK MANAGEMENT

        Recall's capital is structured to support long-term strategic plans to drive shareholder value creation through investments in growth and productivity while maintaining a prudent level of financial leverage. It is based on a targeted return to shareholders within a range of debt outstanding, as measured primarily by the ratio of net debt to EBITDA. In determining its capital structure, Recall

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 29. FINANCIAL RISK MANAGEMENT (Continued)

considers the robustness of future cash flows, potential funding requirements for growth opportunities and acquisitions, the cost of capital and ease of access to funding sources.

        Initiatives available to Recall to achieve its desired capital structure include adjusting the amount of dividends paid to shareholders, returning capital to shareholders, buying-back share capital, issuing new shares, selling assets to reduce debt and varying the maturity profile of its borrowings.

        Recall's capital comprises the following:

	2015	(Unaudited) 2014
	US$M	US$M
Total borrowings	648.5	552.2
Less: cash and cash equivalents	(88.5)	(72.1)

Net debt	560.0	480.1
Total equity	549.2	599.4

Total capital	1,109.2	1,079.5

        Under the terms of its bank loan facility established in 2014, Recall is required to comply with the following financial covenants:

  •
  the ratio of net debt to pro-forma EBITDA must be less than 3.5 to 1; and

  •
  the ratio of pro-forma EBITDA to pro-forma net financing costs must be not less than 3.5 to 1.

        Additional requirements include the coverage of EBITDA and assets by certain guarantor subsidiaries.

        Recall has complied with these financial covenants.

NOTE 30. CASH FLOW STATEMENT—ADDITIONAL INFORMATION

A)    RECONCILIATION OF CASH

	2015	(Unaudited) 2014
	US$M	US$M
For the purpose of the cash flow statement, cash comprises:
Cash at bank and in hand (Note 13)	88.5	72.1

	88.5	72.1
Bank overdraft (Note 23)	(15.9)	—

Cash and deposits, net of overdrafts	72.6	72.1

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 30. CASH FLOW STATEMENT—ADDITIONAL INFORMATION (Continued)

B)    RECONCILIATION OF PROFIT AFTER TAX TO NET CASH FLOWS FROM OPERATING ACTIVITIES

	2015	(Unaudited) 2014
	US$M	US$M
Profit after tax	65.0	42.0
Adjustments for:
—depreciation and amortisation	69.8	47.1
—tax expense	20.1	20.3
—net finance costs	21.6	12.3
—net loss on disposal of property, plant and equipment	0.1	0.2
—write-off of assets	5.2	8.1
—equity-settled share-based payments	9.1	2.6
—gain on sale of business	(2.1)	—
Movements in operating assets and liabilities, net of acquisitions and disposals:
—change in trade and other receivables	(7.1)	(22.0)
—change in prepayments	(9.2)	3.5
—change in inventories	0.1	(0.4)
—change in trade and other payables	1.4	21.0
—change in deferred taxes and tax payable	(0.1)	(2.7)
—change in provisions	5.0	19.1

Cash generated from operations	178.9	151.1
Interest and other finance costs paid	(22.5)	(15.1)
Interest received	0.5	0.5
Taxes paid, net of refunds	(29.6)	(22.7)

Net cash inflow from operating activities	127.3	113.8

C)    NON-CASH FINANCING OR INVESTING ACTIVITIES

        There were no financing or investing transactions during 2015 and 2014 which have had a material effect on the assets and liabilities of Recall that did not involve cash flows.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 31. COMMITMENTS

A)    CAPITAL EXPENDITURE COMMITMENTS

        Capital expenditure contracted for but not recognised as liabilities at reporting date were as follows:

	2015	(Unaudited) 2014
	US$M	US$M
Within one year	9.9	10.3
Between one and five years	1.3	1.1

	11.2	11.4

        These commitments principally relate to property, plant and equipment.

B)    OPERATING LEASE COMMITMENTS

        Recall has entered into operating lease agreements for offices, operational locations and plant and equipment. The leases have varying terms, escalation clauses and renewal rights. Escalation clauses are rare and any impact is considered immaterial.

        The future minimum lease payments under such non-cancellable operating leases are as follows:

	Occupancy		Plant
	2015	(Unaudited) 2014	2015	(Unaudited) 2014
	US$M	US$M	US$M	US$M
Within one year	96.7	106.7	8.3	15.5
Between one and five years	260.4	303.4	10.0	20.4
After five years	159.1	175.0	—	0.5

Minimum lease payments	516.2	585.1	18.3	36.4

        During the year, operating lease expense of US$112.7 million (2014: US$80.0 million) was recognised in the income statement.

C)    FINANCE LEASE COMMITMENTS

        There were no material finance lease commitments at 30 June 2015 and 30 June 2014.

NOTE 32. CONTINGENCIES

a)
Certain Recall entities have contingent unsecured liabilities in respect of guarantees and stand by letters of credit relating to performance under contracts entered into totalling US$39.8 million (2014: US$45.0 million).

b)
Environmental contingent liabilities

  Recall's activities have included the treatment and disposal of hazardous and non-hazardous waste. In addition, other activities of Recall entail using, handling and storing materials which are capable of causing environmental impairment.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 32. CONTINGENCIES (Continued)

  As a consequence of the nature of these activities, Recall has incurred and may continue to incur environmental costs and liabilities associated with site and facility operation, closure, remediation, aftercare, monitoring and licensing. Provisions have been made in respect of estimated environmental liabilities at all sites and facilities where obligations are known to exist and can be reliably measured.

  However, additional liabilities may emerge due to a number of factors including changes in the numerous laws and regulations which govern environmental protection, liability, land use, planning and other matters in each jurisdiction in which Recall operates or has operated. These extensive laws and regulations are continually evolving in response to technological advances, scientific developments and other factors. Recall cannot predict the extent to which it may be affected in the future by any such changes in legislation or regulation.

c)
In the ordinary course of business, Recall becomes involved in litigation. Provision has been made for known obligations where the existence of the liability is probable and can be reasonably quantified. As the outcomes of these matters remain uncertain, contingent liabilities exist for possible amounts eventually payable that are in excess of the amounts provided.

d)
In June 2012, a third party facility leased by Recall suffered significant structural damage resulting in Recall having to relocate operations to a new facility. Consequently, Recall has and will continue to incur costs associated with the incident. Following this incident, a provision, net of insurance proceeds received, has been made in respect of Recall's obligations that are known to exist and can be reliably measured. The provision is Recall's current best estimate of the costs it will incur arising from this matter. There are, however, a number of aspects relating to this matter, including potential insurance coverage issues arising from litigation or demands by third parties, which have not been finalised and a number of parties are involved in their resolution. At the date of this report, it is not possible to determine when all of these aspects will be finalised.

e)
Recall Holdings Limited and certain of its Australian subsidiaries are parties to a deed of cross guarantee (the Deed) which provides relief to those subsidiaries from the Corporations Act 2001 requirements for preparation, audit and lodgement of financial reports (refer to Note 38). The effect of the Deed is that the Company guarantees to each creditor payment in full of any debt in the event of winding up of any of the subsidiaries under certain provisions of the Corporations Act 2001. If a winding up occurs under other provisions of the Act, the Company will only be liable in the event that after six months any creditor has not been paid in full. The subsidiaries have also given similar guarantees in the event the Company is wound up.

  None of the subsidiaries which are a party to the Deed are in the process of being wound up as at the date of authorisation of this financial report.

f)
In January 2002, a fire destroyed Recall's Information Centre in Roye, France. A number of customer claims resulted from the fire and were resolved, along with litigation with Recall's insurers which is ongoing. Local authorities have been conducting an investigation for several years into the cause and Recall's responsibility, if any. At the date of this report, it is not possible to determine when the remaining aspects will be resolved.

g)
On 31 January 2015, an information centre in Brooklyn, New York that Recall acquired as part of the 2014 CitiStorage acquisition suffered significant fire damage and was a total loss. Recall is cooperating with the local NY fire authorities to determine the cause. Approximately 1200

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 32. CONTINGENCIES (Continued)

  customers were impacted by the loss, with numerous customers and third parties advising Recall or our insurers of claims or potential claims. Recall is managing these claims but expects to be named in litigation arising from the fire (and may bring its own claim against the City of New York for the actions of the responding fire brigade which may have contributed to the loss). At this time, it is not possible to determine when all these matters will be resolved. However, Recall expects its applicable insurance policies to cover all material damages, claims and settlements.

NOTE 33. AUDITOR'S REMUNERATION

	2015	(Unaudited) 2014
	US$'000	US$'000
Amounts received or due and receivable by PwC (Australia) for:
Audit services in Australia:
—audit and review of financial reports	523	538
—other assurance services	49	29

	572	567

Total remuneration of PwC (Australia)	572	567

Amounts received or due and receivable by related practices of PwC (Australia) for:
Audit services outside Australia:
—audit and review of financial reports	718	794
—other assurance services	46	67

	764	861

Other services:
—tax advisory services	6	5

	6	5

Total remuneration of related practices of PwC (Australia)	770	866

Total auditor's remuneration	1,342	1,433

        From time to time, Recall employs PwC on assignments additional to their statutory audit duties where PwC, through their detailed knowledge of the Group, are best placed to perform the services from an efficiency, effectiveness and cost perspective. The performance of such non-audit related services is always balanced with the fundamental objective of ensuring PwC's objectivity and independence as auditors. To ensure this balance, Recall's Charter of Audit Independence requires that the Audit Committee approve any management recommendation that PwC undertake non-audit work (with approval being delegated to the Chief Financial Officer within specified monetary limits).

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 34. KEY MANAGEMENT PERSONNEL

A)    KEY MANAGEMENT PERSONNEL COMPENSATION

	2015	(Unaudited) 2014
	US$'000	US$'000
Short term employee benefits	5,613	4,577
Post employment benefits	332	329
Other benefits	21	874
Share-based payment expense	4,281	3,374

	10,247	9,154

B)    OTHER TRANSACTIONS WITH KEY MANAGEMENT PERSONNEL

        Other transactions with key management personnel are set out in Note 35C.

NOTE 35. RELATED PARTY INFORMATION

A)    RECALL

        Recall comprises Recall Holdings Limited and the entities controlled during the year (refer to Note 35D for details).

        Borrowings under the syndicated credit facility are undertaken by a limited number of Recall subsidiaries. Funding of other subsidiaries is by way of inter-company loans, all of which are documented and carry arms-length interest rates applicable to the currency and terms of the loans.

        Dividends are declared within the Group only as required for funding or other commercial reasons.

        Brambles had cost sharing agreements in place to ensure that relevant costs are taken up by the entities receiving the benefits. Similarly, the Company also has cost sharing agreements in place with Recall businesses to ensure that relevant costs are taken up by the entities receiving the benefits. The costs charged by Brambles and Recall HQ to Recall under these cost sharing arrangements (in case of Recall HQ, until the date of demerger) were US$ nil (2014: US$5.6 million). Subsequent to the demerger, Recall continues to provide DMS and other services to Brambles on arms-length basis.

        Other than the transactions referred to above with Brambles and Recall HQ, all amounts receivable and payable by entities within Recall and any interest thereon are eliminated on consolidation.

B)    JOINT VENTURES

        Recall's share of the net results of joint ventures is disclosed in Note 18.

C)    OTHER TRANSACTIONS

        Other transactions entered into during the year with Directors of Recall Holdings Limited; with Director-related entities; with key management personnel; or with KMP-related entities were on terms and conditions no more favourable than those available to other employees, customers or suppliers and

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 35. RELATED PARTY INFORMATION (Continued)

include transactions in respect of the employee option plans, contracts of employment and reimbursement of expenses. Any other transactions were trivial or domestic in nature.

D)    MATERIAL SUBSIDIARIES

        The principal subsidiaries of Recall Holdings Limited are as below:

		% interest held at reporting date
Name	Place of incorporation	2015	(Unaudited) 2014
Recall Information Management Pty Limited	Australia	100	100
(previously Ausdoc Information Management Pty Limited)
Recall New Zealand Limited	New Zealand	100	100
Mobilshred Inc.	Canada	100	100
Recall Secure Destruction Services Inc.	USA	100	100
Recall Total Information Management Inc.	USA	100	100
Recall do Brasil Ltda	Brazil	100	100
Recall Limited	UK	100	100
Recall France SA	France	100	100
Recall Total Information Management Pte Ltd	Singapore	100	100
(previously Cisco Recall Total Information Management Pte Ltd)
Recall Information Management SA	Spain	100	100
Recall Sweden AB	Sweden	100	100
CitiStorage LLC	USA	100	100
Business Records Management LLC (acquired in December 2014)	USA	100	—

        In addition to the above, there are a number of dormant or non-material subsidiaries within Recall.

        Investments in subsidiaries are primarily by means of ordinary or common shares. All material subsidiaries prepare accounts with a 30 June balance sheet date.

E)    DIRECTORS' INDEMNITIES

        Section 20 of the Company's Constitution provides that, to the extent permitted by law, the Company may indemnify any current or former director or Secretary or officer or senior manager of the Company or a subsidiary out of the property of the Company against:

  (a)
  any liability incurred by the person in that capacity (except a liability for legal costs);

  (b)
  legal costs incurred in defending or resisting (or otherwise in connection with) proceedings, whether civil or criminal or of an administrative or investigatory nature, in which the person becomes involved because of that capacity; and

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 35. RELATED PARTY INFORMATION (Continued)

  (c)
  legal costs incurred in good faith in obtaining legal advice on issues relevant to the performance of their functions and discharge of their duties as an officer of the Company or a subsidiary, if that expenditure has been approved in accordance with the Company's policy, except to the extent that:

  (d)
  the Company is forbidden by law to indemnify the person against the liability or legal costs; or

  (e)
  an indemnity by the Company of the person against the liability or legal costs, if given, would be made void by law.

        Each Director has entered a Deed of Indemnity, Insurance and Access under which the Company indemnifies each Director on a full indemnity basis and to the extent permitted by law, against all losses or liabilities (including all reasonable legal costs) incurred by the Director as an officer of the Company or a related body corporate, including for disclosures made in the Demerger Scheme Book.

        The Company has paid a premium in respect of an insurance policy that covers Directors and officers of Recall against liabilities arising out of the conduct of the business of Recall. The insurance premium paid has not been disclosed due to the confidentiality undertakings in the insurance policy.

NOTE 36. EVENTS AFTER BALANCE SHEET DATE

        Other than those outlined elsewhere in these financial statements, there have been no other events that have occurred subsequent to 30 June 2015 and up to the date of this report that have had a material impact on Recall's financial performance or position.

NOTE 37. PARENT ENTITY FINANCIAL INFORMATION

A)    SUMMARISED FINANCIAL INFORMATION

	Parent entity
	2015	(Unaudited) 2014
	US$M	US$M
Profit for the year	35.2	26.5
Other comprehensive (loss)/income for the year	(104.7)	6.2

Total comprehensive (loss)/income	(69.5)	32.7

Current assets	5.4	3.0
Non-current assets	622.2	761.7

Total assets	627.6	764.7
Current liabilities	149.8	175.5
Non-current liabilities	—	1.1

Total liabilities	149.8	176.6

Net assets	477.8	588.1

Contributed equity	548.7	545.7
Foreign currency translation reserve	(105.8)	(1.1)
Retained earnings	34.9	43.5

Total equity	477.8	588.1

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 37. PARENT ENTITY FINANCIAL INFORMATION (Continued)

B)    GUARANTEES AND CONTINGENT LIABILITIES

        During 2014, the parent entity (Recall Holdings Limited) entered into a Deed of Cross Guarantee with the effect that the Company guarantees debts in respect of certain subsidiaries. Further details are disclosed in Note 38.

        Other than the above, the parent entity did not have any material guarantees and contingent liabilities at 30 June 2015 or 30 June 2014.

C)    CONTRACTUAL COMMITMENTS

        The parent entity did not have any contractual commitments for the acquisition of property, plant and equipment at 30 June 2015 or 30 June 2014.

NOTE 38. DEED OF CROSS GUARANTEE

        Pursuant to ASIC Class Order 98/1418 (as amended) dated 13 August 1998, the wholly-owned subsidiaries of the Company (as listed below) are relieved from the Act requirements for preparation, audit and lodgement of financial reports, and Directors' reports.

        It is a condition of the Class Order that the Company and each of the subsidiaries enter into a deed of cross guarantee (the Deed). The Deed was entered into on 6 May 2014. The effect of the Deed is that the Company guarantees to each creditor payment in full of any debt in the event of winding up of any of the subsidiaries under certain provisions of the Act. If a winding up occurs under the provisions of the Act, the Company will only be liable in the event that after six months any creditor has not been paid in full. The subsidiaries have also given similar guarantees in the event that the Company is wound up.

        The subsidiaries subject to the Deed are:

  •
  Recall Holdings Limited;

  •
  Ausdoc Holdings Pty Limited;

  •
  Ausdoc Group Pty Limited;

  •
  Recall Overseas Holdings Pty Limited;

  •
  Recall Information Management Pty Limited;

  •
  Data Security Services Pty Limited;

  •
  Kestrel Information Management Pty Limited;

  •
  Recall International Pty Limited; and

  •
  Recall Technology Pty Limited.
        A consolidated income statement, consolidated statement of comprehensive income and consolidated balance sheet of the Company and its wholly-owned subsidiaries which are party to the Deed (the Deed Group), after eliminating all transactions between parties to the Deed for the year ended 30 June 2015 and 30 June 2014 are set out below. For the year ended 30 June 2014, notwithstanding the Deed being entered into on 6 May 2014, the consolidated income statement of the

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 38. DEED OF CROSS GUARANTEE (Continued)

Deed Group is presented for the period for which the wholly-owned subsidiaries were owned by the Company in 2014 to align with Recall's consolidated statutory results.

A)    INCOME STATEMENT OF THE DEED GROUP

	2015	(Unaudited) 2014
	US$M	US$M
Sales revenue	158.4	177.1
Operating expenses	(143.9)	(139.2)

Operating profit	14.5	37.9

Finance revenue	36.1	24.4
Finance costs	(6.3)	(3.7)

Net finance costs	29.8	20.7

Profit before tax	44.3	58.6
Tax expense	(7.4)	(12.4)

Profit after tax attributable to the members of the Company	36.9	46.2

B)    STATEMENT OF COMPREHENSIVE INCOME OF THE DEED GROUP

	2015	(Unaudited) 2014
	US$M	US$M
Profit for the year	36.9	46.2
Other comprehensive income/(loss):
Items that may be reclassified to profit or loss:
Foreign exchange differences on translation of financial statements	(119.1)	5.1

Other comprehensive (loss)/income for the year	(119.1)	5.1

Total comprehensive (loss)/income for the year	(82.2)	51.3

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 38. DEED OF CROSS GUARANTEE (Continued)

C)    BALANCE SHEET OF THE DEED GROUP

	2015	(Unaudited) 2014
	US$M	US$M
ASSETS
Current assets
Cash and cash equivalents	8.8	7.2
Trade and other receivables	23.1	64.1
Inventories	0.3	0.4
Other assets	1.0	1.2

Total current assets	33.2	72.9

Non-current assets
Investments	541.2	655.2
Property, plant and equipment	42.8	53.7
Goodwill	119.1	119.5
Intangible assets	33.4	37.0
Deferred tax asset	4.9	—

Total non-current assets	741.4	865.4

Total assets	774.6	938.3

LIABILITIES
Current liabilities
Trade and other payables	100.5	151.2
Borrowings	13.0
Tax payable	—	3.4
Provisions	11.8	4.7

Total current liabilities	125.3	159.3

Non-current liabilities
Provisions	6.0	5.1
Deferred tax liabilities	—	8.6
Other liabilities	5.9	8.3

Total non-current liabilities	11.9	22.0

Total liabilities	137.2	181.3

Net assets	637.4	757.0

EQUITY
Contributed equity	548.7	545.7
Reserves	(121.4)	(5.7)
Retained earnings	210.1	217.0

Total equity	637.4	757.0

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2015

NOTE 38. DEED OF CROSS GUARANTEE (Continued)

D)    STATEMENT OF CHANGES IN RETAINED EARNINGS OF THE DEED GROUP

	2015	(Unaudited) 2014
	US$M	US$M
Retained earnings at the beginning of the year	217.0	194.6
Dividends	(43.8)	(23.8)
Profit for the year	36.9	46.2

Retained earnings at the end of the year	210.1	217.0

NOTE 39. NET ASSETS PER SHARE

		2015	(Unaudited) 2014
Based on number of shares as at 30 June	million	313.7	312.8
—Net tangible assets per share	US dollars	(0.84)	(0.51)
—Net assets per share	US dollars	1.75	1.92

        Net tangible assets per share is calculated by dividing total equity attributable to the members of the parent entity, less goodwill and intangible assets, by the number of shares on issue at the period-end.

        Net assets per share is calculated by dividing total equity attributable to the members of the parent entity by the number of shares on issue at the period-end.

DIRECTORS' DECLARATION

        In the opinion of the Directors of Recall Holdings Limited:

  (a)
  the financial statements and notes set out on pages 1-60:

  (i)
  comply with International Financial Reporting Standards and other mandatory professional reporting requirements; and

  (ii)
  give a true and fair view of the financial position of Recall as at 30 June 2015 and of its performance for the year ended on that date; and

  (b)
  there are reasonable grounds to believe that Recall Holdings Limited will be able to pay its debts as and when they become due and payable.

        A statement of compliance with International Financial Reporting Standards as issued by the International Accounting Standards Board is included within Note 1 to the financial statements.

        The Directors have been given the declarations by the Chief Executive Officer and Chief Financial Officer required by section 295A of the Corporations Act 2001.

        At the date of this declaration, there are reasonable grounds to believe that the members of the extended closed group identified in Note 38 will be able to meet any obligations or liabilities to which they are, or may become, subject by virtue of the deed of cross guarantee described in Note 38.

        This declaration is made in accordance with a resolution of the Directors.

Ian Blackburne
Chairman

Doug Pertz
Chief Executive Officer

4 September 2015

Independent Auditor's Report

To the Board of Directors of Recall Holdings Limited,

        We have audited the accompanying consolidated financial statements of Recall Holdings Limited and its subsidiaries which comprise the consolidated balance sheet as of 30 June 2015, and the related consolidated income statement, consolidated statement of comprehensive income, consolidated statement of changes in equity and consolidated cash flow statement for the year then ended.

Management's Responsibility for the Consolidated Financial Statements

        Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with Australian Accounting Standards and International Financial Reporting Standards as issued by the International Accounting Standards Board; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

        Our responsibility is to express an opinion on the consolidated financial statements based on our audit. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

        An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Recall Holdings Limited and its subsidiaries at 30 June 2015 and the results of its operations and its cash flows for the year then ended in accordance with Australian Accounting Standards and International Financial Reporting Standards as issued by the International Accounting Standards Board.

Other matter

        The comparative financial information for the year ended 30 June 2014 was not required to be and has not been audited in accordance with auditing standards applicable in the United States. Therefore, the comparative financial information for the year ended 30 June 2014 included in these consolidated financial statements is disclosed as unaudited.

/s/ PricewaterhouseCoopers

PricewaterhouseCoopers
Sydney, Australia
4 September 2015

 FINANCIAL REPORT

for the year ended 30 June 2014

(Unaudited)

CONSOLIDATED INCOME STATEMENT

for the year ended 30 June 2014

(Unaudited)

	Note	(Unaudited) 2014	(Unaudited) 2013
		US$M	US$M
Sales revenue	6A	613.7	225.3
Operating expenses	6B	(539.3)	(161.4)
Share of results of joint venture	18C	0.2	—

Operating profit		74.6	63.9

Finance revenue		0.5	0.3
Finance costs		(12.8)	(0.9)

Net finance costs	9	(12.3)	(0.6)

Profit before tax		62.3	63.3
Tax expense	10	(20.3)	(20.0)

Profit for the year		42.0	43.3

Profit attributable to the members of the parent entity		42.0	43.3

Earnings per share (cents)	11
—basic		20.1	102.4
—diluted		20.0	102.4

The consolidated income statement should be read in conjunction with the accompanying notes.

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

for the year ended 30 June 2014

(Unaudited)

	Note	(Unaudited) 2014	(Unaudited) 2013
		US$M	US$M
Profit for the year		42.0	43.3
Other comprehensive income/(loss):
Items that may be reclassified to profit or loss:
Foreign exchange differences on translation of financial statements	28	11.7	(13.5)
Cash flow hedges	28	(0.7)	—
Income tax on items that may be reclassified to profit or loss	10A	0.2	—

Other comprehensive income/(loss) for the year		11.2	(13.5)

Total comprehensive income for the year attributable to members of the parent entity		53.2	29.8

The consolidated statement of comprehensive income should be read in conjunction with the accompanying notes.

CONSOLIDATED BALANCE SHEET

as at 30 June 2014

(Unaudited)

	Note	(Unaudited) 2014	(Unaudited) 2013
		US$M	US$M
ASSETS
Current assets
Cash and cash equivalents	13	72.1	6.1
Trade and other receivables	14	177.5	66.0
Inventories	15	2.5	0.4
Other assets	17	16.1	0.4

Total current assets		268.2	72.9

Non-current assets
Other receivables	14	7.4	—
Investments	18	0.7	—
Property, plant and equipment	19	432.3	68.7
Goodwill	20	651.0	125.8
Intangible assets	21	107.6	38.0
Deferred tax assets	10C	0.3	0.4
Other assets	17	0.5	0.1

Total non-current assets		1,199.8	233.0

Total assets		1,468.0	305.9

LIABILITIES
Current liabilities
Trade and other payables	22	174.5	36.4
Tax payable		8.3	0.9
Provisions	24	26.3	4.3

Total current liabilities		209.1	41.6

Non-current liabilities
Borrowings	23	552.2	—
Derivative financial instruments	16	0.7	—
Provisions	24	10.1	5.4
Deferred tax liabilities	10D	75.2	8.0
Other liabilities	22	21.3	9.2

Total non-current liabilities		659.5	22.6

Total liabilities		868.6	64.2

Net assets		599.4	241.7

EQUITY
Contributed equity	26	545.7	71.4
Reserves	28	(171.2)	(36.4)
Retained earnings	28	224.9	206.7

Total equity		599.4	241.7

The consolidated balance sheet should be read in conjunction with the accompanying notes.

CONSOLIDATED CASH FLOW STATEMENT

for the year ended 30 June 2014

(Unaudited)

	Note	(Unaudited) 2014	(Unaudited) 2013
		US$M	US$M
Cash flows from operating activities
Receipts from customers		665.5	251.5
Payments to suppliers and employees		(514.4)	(191.6)

Cash generated from operations		151.1	59.9
Interest and other finance costs paid		(15.1)	(0.6)
Interest received		0.5	0.3
Taxes paid, net of refunds		(22.7)	(2.0)

Net cash inflow from operating activities	30B	113.8	57.6

Cash flows from investing activities
Payments for property, plant and equipment		(23.7)	(4.4)
Proceeds from sale of property, plant and equipment		0.4	0.1
Payments for intangible assets		(10.9)	(1.4)
Acquisition of subsidiaries, net of cash acquired		(56.6)	(0.1)

Net cash outflow from investing activities		(90.8)	(5.8)

Cash flows from financing activities
Proceeds from borrowings		617.2	—
Repayments of borrowings		(64.1)	—
Payments to Brambles, net of cash in entities acquired during demerger		(509.3)	—
Payments to affiliates		—	(74.4)

Net cash inflow/(outflow) from financing activities		43.8	(74.4)

Net increase/(decrease) in cash and cash equivalents		66.8	(22.6)
Cash and deposits, net of overdrafts, at beginning of the year		6.1	28.9
Effect of exchange rate changes		(0.8)	(0.2)

Cash and deposits, net of overdrafts, at end of the year	30A	72.1	6.1

The consolidated cash flow statement should be read in conjunction with the accompanying notes.

CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

for the year ended 30 June 2014

(Unaudited)

	Note	(Unaudited) Contributed equity	(Unaudited) Reserves(1)	(Unaudited) Retained earnings	(Unaudited) Total
		US$M	US$M	US$M	US$M
Year ended 30 June 2013
Opening balance		71.4	(22.9)	163.4	211.9
Profit for the year		—	—	43.3	43.3
Other comprehensive income		—	(13.5)	—	(13.5)

Total comprehensive income		—	(13.5)	43.3	29.8

Share-based payments:
—expense recognised		—	0.5	—	0.5
—reversed on exercise of shares		—	(0.5)	—	(0.5)

Closing balance		71.4	(36.4)	206.7	241.7

Year ended 30 June 2014
Opening balance		71.4	(36.4)	206.7	241.7
Profit for the year		—	—	42.0	42.0
Other comprehensive income		—	11.2	—	11.2

Total comprehensive income		—	11.2	42.0	53.2

Share-based payments:
—expense recognised		—	2.6	—	2.6
—reversed on exercise of shares		—	(2.1)	—	(2.1)
—equity component of related tax		—	0.5	—	0.5
Common control reserve recognised in relation to demerger	4A	—	(147.0)	—	(147.0)
Transactions with owners in their capacity as owners:
—dividends declared	12	—	—	(23.8)	(23.8)
—issues of ordinary shares, net of transaction costs	26	592.7	—	—	592.7
—return of share capital during demerger	26	(118.4)	—	—	(118.4)

Closing balance		545.7	(171.2)	224.9	599.4

(1)
Refer to Note 28 for further information on reserves.

The consolidated statement of changes in equity should be read in conjunction with the accompanying notes.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS

for the year ended 30 June 2014

(Unaudited)

NOTE 1. BASIS OF PREPARATION

        These financial statements present the consolidated results of Recall Holdings Limited (ABN 27 116 537 832) (Company) and its subsidiaries (Recall or the Group) for the year ended 30 June 2014.

        The financial statements comply with International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB). This general purpose financial report has been prepared in accordance with Australian Accounting Standards (AAS), other authoritative pronouncements of the Australian Accounting Standards Board (AASB) and the requirements of the Corporations Act 2001 (Act). Recall is a for-profit entity.

        The financial statements are prepared in accordance with the conventions of historical cost accounting, except for derivative financial instruments which are measured at fair value.

        References to 2014 and 2013 are to the financial years ended 30 June 2014 and 30 June 2013 respectively.

        As described in Note 4A, the scheme of arrangement under which Recall demerged from Brambles Limited (Brambles) was implemented on 18 December 2013. The demerger has been accounted for using predecessor accounting, such that Recall's assets and liabilities continue to be recognised at values consistent with the carrying values of those assets in Brambles' accounts immediately prior to the demerger, with no additional goodwill arising from the demerger.

        The results of the entities acquired during the demerger have only been included from their date of acquisition. Consequently, 2014 amounts in the statutory financial information are not comparable with 2013.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

        The consolidated financial statements and all comparatives have been prepared using the accounting policies set out below which are consistent with the prior year, except for the changes noted below.

Changes in accounting policies

        Recall has applied the following new accounting standards and interpretations from 1 July 2013. Applying these new accounting standards and interpretations does not have a significant impact on Recall's financial statements.

        AASB 10: Consolidated Financial Statements, which introduces a single definition of control that applies to all entities. The standard focuses on the need to have both power and rights or exposure to variable returns for control to be established.

        AASB 11: Joint Arrangements, which introduces a principles based approach to accounting for joint arrangements. The focus has shifted from the legal structure of the joint arrangements to how the rights and obligations are shared by the parties to the joint arrangements.

        AASB 12: Disclosure of Interests in Other Entities, which sets out the disclosure requirements of AASB 10 and AASB 11. Application of this standard does not impact amounts recognised in the financial statements.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

        AASB 13: Fair Value Measurements and AASB 2011-8: Amendments to Australian Accounting Standards arising from AASB 13 which provides guidance on measuring fair value and aims to enhance fair value disclosures.

        AASB 119: Employee Benefits, which requires all remeasurements of defined benefit plan assets and liabilities to be recognised immediately in other comprehensive income. It further requires net interest expense on net defined benefit liability to be calculated using a discount rate.

        AASB 2011-4: Amendments to Remove Individual Key Management Personnel Disclosure Requirements, which removes the individual key management personnel (KMP) disclosure requirements from AASB 124 Related Party Disclosures, to achieve consistency with the international equivalent standard and to remove a duplication of the requirements with the Corporations Act 2001.

        AASB 2012-2: Disclosures—Offsetting Financial Assets and Financial Liabilities, which clarifies requirements to offset financial assets and financial liabilities in the balance sheet. The revised requirements does not affect the accounting for any of Recall's current offsetting arrangements.

        Recall has early adopted AASB 2013-3: Amendments to AASB 136 Recoverable Amount Disclosures for Non-Financial Assets. Early adoption of this Standard had no overall impact on the disclosures relating to non-financial assets.

Basis of consolidation

        The consolidated financial statements of Recall include the assets, liabilities and results of Recall Holdings Limited and all its legal subsidiaries. The consolidation process eliminates all inter-entity accounts and transactions. Any financial statements of overseas subsidiaries that have been prepared in accordance with overseas accounting practices have been adjusted to comply with AAS before inclusion in the consolidation process. The financial statements of all material subsidiaries are prepared for the same reporting period.

Business combinations

        On acquisition, the assets and liabilities and contingent liabilities of a subsidiary are measured at their fair values at the date of acquisition. Any excess of the cost of acquisition over the fair values of the identifiable net assets acquired is recognised as goodwill. Any deficiency of the cost of acquisition below the fair values of the identifiable net assets acquired (i.e. discount on acquisition) is credited to the income statement in the period of acquisition. The interest of non-controlling shareholders is stated at the non-controlling proportion of the fair values of the assets and liabilities recognised. Any acquisition-related transaction costs are expensed in the period of acquisition.

        The results of subsidiaries acquired or disposed of during the year are included in the consolidated income statement from the effective date of acquisition or up to the effective date of disposal, as appropriate.

Investment in controlled entities

        Shares in controlled entities, as recorded in the parent entity, are recorded at cost, less provision for impairment.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investment in joint ventures

        Investments in joint venture entities are accounted for using the equity method in the consolidated financial statements, and include any goodwill arising on acquisition. Under this method, Recall's share of the post-acquisition profits or losses of the joint venture is recognised in the income statement and its share of post-acquisition movements in reserves is recognised in consolidated reserves. The cumulative post-acquisition movements are adjusted against the carrying amount of the investment.

        If Recall's share of losses in a joint venture equals or exceeds its interest in the joint venture, Recall does not recognise further losses unless it has incurred obligations or made payments on behalf of the joint venture.

        Loans to equity accounted joint ventures under formal loan agreements are long term in nature and are included as investments.

        Where there has been a change recognised directly in the joint venture's equity, Recall recognises its share of any changes as a change in equity.

Non-current assets held for sale

        Non-current assets and disposal groups classified as held for sale are measured at the lower of carrying amount and fair value less costs to sell.

        Non-current assets and disposal groups are classified as held for sale if their carrying amount will be recovered through a sale transaction rather than through continuing use.

        This condition is regarded as met only when the sale is highly probable and the asset (or disposal group) is available for immediate sale in its present condition. Management must be committed to the sale which should be expected to qualify for recognition as a completed sale within one year from the date of classification.

Discontinued operations

        The trading results for business operations disposed during the year or classified as held for sale are disclosed separately as discontinued operations in the income statement. The amount disclosed includes any related impairment losses recognised and any gains or losses arising on disposal.

        Comparative amounts for the prior year are restated in the income statement to include current year discontinued operations.

Presentation currency

        The consolidated and summarised parent entity financial statements are presented in US dollars.

        Recall uses the US dollar as its presentation currency because:

  •
  a significant portion of Recall's activity is denominated in US dollars; and

  •
  the US dollar is widely understood by Australian and international investors and analysts.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Foreign currency

        Items included in the financial statements of each of Recall's entities are measured using the functional currency of each entity.

        Foreign currency transactions are translated into the functional currency of each entity using the exchange rates prevailing at the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions, and from the translation at year-end rates of monetary assets and liabilities denominated in foreign currencies, are recognised in the income statement, except where deferred in equity as qualifying cash flow hedges or qualifying net investment hedges.

        Non-monetary assets and liabilities carried at fair value that are denominated in foreign currencies are translated at the rates prevailing at the date when the fair value was determined. Gains and losses arising on retranslation are recognised directly in equity.

        The results and cash flows of Recall Holdings Limited, subsidiaries and joint ventures are translated into US dollars using the average exchange rates for the period. Where this average is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, the exchange rate on the transaction date is used. Assets and liabilities of Recall Holdings Limited, subsidiaries and joint ventures are translated into US dollars at the exchange rate ruling at the balance sheet date. The share capital of Recall Holdings Limited is translated into US dollars at historical rates. All resulting exchange differences arising on the translation of Recall's overseas and Australian entities are recognised as a separate component of equity.

        The financial statements of foreign subsidiaries and joint ventures that report in the currency of a hyperinflationary economy are restated in terms of the measuring unit current at the balance sheet date before they are translated into US dollars.

        Goodwill and fair value adjustments arising on the acquisition of a foreign entity are treated as assets and liabilities of the foreign entity and translated at the closing rate.

Revenue

        Revenue is recognised to the extent that it is probable that the economic benefits will flow to Recall and the revenue can be reliably measured. Revenue is measured at the fair value of the consideration received or receivable. Amounts disclosed as revenue are net of duties and taxes paid (Goods and Services Tax and local equivalents).

        Revenue for services is recognised when invoicing the customer following the provision of the service and/or under the terms of agreed contracts in accordance with agreed contractual terms in the period in which the service is provided.

Other income

        Other income includes net gains on disposal of property, plant and equipment in the ordinary course of business, which are recognised when control of the property has passed to the buyer.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Dividends

        Dividend revenue is recognised when Recall's right to receive the payment is established. Dividends received from investments in subsidiaries and joint ventures are recognised as revenue, even if they are paid out of pre-acquisition profits.

Finance revenue

        Interest revenue is recognised as the interest accrues (using the effective interest method, which is the rate that exactly discounts estimated future cash receipts through the expected life of the financial instrument) to the net carrying amount of the financial asset.

Borrowing costs

        Borrowing costs are recognised as expenses in the year in which they are incurred, except where they are included in the cost of qualifying assets.

        The capitalisation rate used to determine the amount of borrowing costs to be capitalised is the weighted average interest rate applicable to the entity's outstanding borrowings during the year. No borrowing costs were capitalised in the cost of assets in 2014 or 2013.

Pensions and other post-employment benefits

        Payments to defined contribution pension schemes are charged as an expense as they fall due. Payments made to state-managed retirement benefit schemes are dealt with as payments to defined contribution schemes where Recall's obligations under the schemes are equivalent to those arising in a defined contribution pension scheme.

Executive and employee share-based compensation plans

        Incentives in the form of share-based compensation benefits are provided to executives and employees under performance share and employee share plans approved by shareholders.

        Performance share awards are fair valued by qualified actuaries at their grant dates in accordance with the requirements of AASB 2: Share-based Payments, using a binomial model. The cost of equity-settled transactions is recognised, together with a corresponding increase in equity, on a straight-line basis over the period in which the performance conditions are fulfilled, ending on the date on which the relevant employees become fully entitled to the award (vesting date).

        Executives and employees in certain jurisdictions are provided cash incentives calculated by reference to the awards under the share-based compensation schemes (phantom shares).

        These phantom shares are fair valued on initial grant and at each subsequent reporting date.

        The cost of such phantom shares is charged to the income statement over the relevant vesting periods, with a corresponding increase in provisions.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

        The fair value calculation of performance shares granted excludes the impact of any non-market vesting conditions. Non-market vesting conditions are included in assumptions about the number of options that are expected to become exercisable.

        At each balance sheet date, Recall reviews its estimate of the number of performance shares that are expected to become exercisable. The employee benefit expense recognised each period takes into account the most recent estimate.

Significant Items and Underlying Profit

        Significant Items are items of income or expense which are, either individually or in aggregate, material to Recall or to the relevant business segment and:

  •
  outside the ordinary course of business (e.g. gains or losses on the sale or termination of operations, the cost of significant reorganisations or restructuring); or

  •
  part of the ordinary activities of the business but unusual due to their size and nature.

        Underlying Profit is a non-statutory profit measure and represents profit from continuing operations before finance costs, tax and Significant Items. It is presented within the segment information note to assist users of the financial statements to better understand Recall's business results.

ASSETS

Cash and cash equivalents

        For purposes of the cash flow statement, cash includes deposits at call with financial institutions and other highly liquid investments which are readily convertible to cash on hand and are subject to an insignificant risk of changes in value, net of outstanding bank overdrafts. Bank overdrafts are presented within borrowings in the balance sheet.

Receivables

        Trade receivables due within one year do not carry any interest and are recognised at amounts receivable less an allowance for any uncollectible amounts. Trade receivables are recognised when services are provided and settlement is expected within normal credit terms.

        Bad debts are written-off when identified. A provision for doubtful receivables is established when there is a level of uncertainty as to the full recoverability of the receivable, based on objective evidence. Significant financial difficulties of the debtor, probability that the debtor will enter liquidation, receivership or bankruptcy, and default or significant delay in payment are considered indicators that the trade receivable is doubtful.

        The amount of the provision is measured as the difference between the carrying amount of the trade receivables and the estimated future cash flows expected to be received from the relevant debtors. When a trade receivable for which a provision had been recognised becomes uncollectible in a subsequent period, it is written off against the provision account. Subsequent recoveries of amounts previously written off are credited against other expenses in the income statement.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Inventories

        Stock and stores on hand are valued at the lower of cost and net realisable value and, where appropriate, provision is made for possible obsolescence. Work in progress, which represents partly-completed work undertaken at pre-arranged rates but not invoiced at the balance sheet date, is recorded at the lower of cost or net realisable value.

        Cost is determined on a first-in, first-out basis and, where relevant, includes an appropriate portion of overhead expenditure. Net realisable value is the estimated selling price in the ordinary course of business, less estimated costs of completion and costs to make the sale.

Recoverable amount of non-current assets

        At each reporting date, Recall assesses whether there is any indication that an asset, or cash generating unit to which the asset belongs, may be impaired. Where an indicator of impairment exists, Recall makes a formal estimate of recoverable amount. The recoverable amount of an asset is the greater of its fair value less costs to sell and its value in use.

        Where the carrying value of an asset exceeds its recoverable amount, the asset is considered to be impaired and is written down to its recoverable amount. The impairment loss is recognised in the income statement in the reporting period in which the write-down occurs.

        The expected net cash flows included in determining recoverable amounts of non-current assets are discounted to their present values using a market risk adjusted discount rate.

Property, plant and equipment

        Property, plant and equipment (PPE) is stated at cost, net of depreciation and any impairment, except land which is shown at cost less impairment. Cost includes expenditure that is directly attributable to the acquisition of assets, and, where applicable, an initial estimate of the cost of dismantling and removing the item and restoring the site on which it is located.

        Subsequent expenditure is capitalised only when it is probable that future economic benefits associated with the expenditure will flow to Recall. Repairs and maintenance are expensed in the income statement in the period they are incurred.

        Depreciation is charged in the financial statements so as to write-off the cost of all PPE, other than freehold land, to their residual value on a straight-line or reducing balance basis over their expected useful lives to Recall. Residual values and useful lives are reviewed, and adjusted if appropriate, at each balance sheet date.

        The expected useful lives of PPE are generally:

  •
  buildings 50 years

  •
  other plant and equipment (owned and leased) 3-20 years

        The cost of improvements to leasehold properties is amortised over the unexpired portion of the lease, or the estimated useful life of the improvement to Recall, whichever is the shorter.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

        The carrying values of PPE are reviewed for impairment when circumstances indicate their carrying values may not be recoverable. Assets are assessed within the cash generating unit to which they belong. Any impairment losses are recognised in the income statement.

        The recoverable amount of PPE is the greater of its fair value less costs to sell and its value in use. Value in use is determined as estimated future cash flows discounted to their present value using a pre-tax discount rate reflecting current market assessments of the time value of money and the risk specific to the asset.

        PPE is derecognised upon disposal or when no future economic benefits are expected to arise from continued use of the asset. Any net gain or loss arising on derecognition of the asset is included in the income statement and presented within other income in the period in which the asset is derecognised.

Goodwill

        Goodwill is carried at cost less accumulated impairment losses. Goodwill is not amortised.

        Goodwill represents the excess of the cost of an acquisition over the fair value of Recall's share of the net identifiable assets of the acquired subsidiary or joint venture at the date of acquisition. Goodwill on acquisitions of subsidiaries is included in intangible assets. Goodwill on acquisitions of joint ventures is included in investments in joint ventures.

        Upon acquisition, any goodwill arising is allocated to each cash generating unit expected to benefit from the acquisition. Goodwill is tested annually for impairment, or more frequently if events or changes in circumstances indicate that it might be impaired. An impairment loss is recognised when the recoverable amount of the cash generating unit is less than its carrying amount.

        On disposal of an operation, goodwill associated with the disposed operation is included in the carrying amount of the operation when determining the gain or loss on disposal.

Intangible assets

        Intangible assets acquired are capitalised at cost, unless acquired as part of a business combination in which case they are capitalised at fair value as at the date of acquisition. Following initial recognition, intangible assets are carried at cost less provisions for amortisation and impairment.

        The costs of acquiring and developing computer software for internal use are capitalised as intangible non-current assets where it is used to support a significant business system and the expenditure leads to the creation of a durable asset.

        Useful lives have been established for all non-goodwill intangible assets. Amortisation charges are expensed in the income statement on a straight-line basis over those useful lives. Estimated useful lives are reviewed annually.

        The expected useful lives of intangible assets are generally:

  •
  customer lists and relationships 3-20 years

  •
  computer software 3-10 years

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

        There are no non-goodwill intangible assets with indefinite lives. Intangible assets are tested for impairment where an indicator of impairment exists, either individually or at the cash generating unit level.

        Gains or losses arising from derecognition of an intangible asset are measured as the difference between the net disposal proceeds and the carrying amount of the asset and are recognised in the income statement when the asset is derecognised.

LIABILITIES

Payables

        Trade and other creditors represent liabilities for goods and services provided to Recall prior to the end of the financial year which remain unpaid at the reporting date. The amounts are unsecured and are paid within normal credit terms.

        Non-current payables are discounted to present value using the effective interest method.

Provisions

        Provisions for liabilities are made on the basis that, due to a past event, the business has a constructive or legal obligation to transfer economic benefits that are of uncertain timing or amount. Provisions are measured at the present value of management's best estimate at the balance sheet date of the expenditure required to settle the obligation. The discount rate used is a pre-tax rate that reflects current market assessments of the time value of money and the risks appropriate to the liability.

        Where discounting is used, the increase in the provision due to the passage of time is recognised as a finance cost in the income statement.

Interest bearing liabilities

        Borrowings are initially recognised at fair value, net of transaction costs incurred. Borrowings are subsequently measured at amortised cost. Any difference between the borrowing proceeds (net of transaction costs) and the redemption amount is recognised in the income statement over the period of the borrowings using the effective interest method.

        Borrowings are classified as current liabilities unless Recall has an unconditional right to defer settlement of the liability for at least 12 months after the balance sheet date.

Employee entitlements

        Employee entitlements are provided by Recall in accordance with the legal and social requirements of the country of employment. Principal entitlements are for annual leave, sick leave, long service leave and contract entitlements. Annual leave and sick leave entitlements are presented within trade and other payables.

        Liabilities for annual leave, as well as those employee entitlements which are expected to be settled within one year, are measured at the amounts expected to be paid when they are settled. All

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

other employee entitlement liabilities are measured at the estimated present value of the future cash outflows to be made in respect of services provided by employees up to the reporting date.

Dividends

        A provision for dividends is only recognised where the dividends have been declared prior to the reporting date.

Leases

        Leases are classified at their inception as either operating or finance leases based on the economic substance of the agreement so as to reflect the risks and benefits incidental to ownership.

Operating leases

        The minimum lease payments under operating leases, where the lessor effectively retains substantially all of the risks and benefits of ownership of the leased item, are recognised as an expense on a straight-line basis over the term of the lease.

Finance leases

        Finance leases, which effectively transfer substantially all of the risks and benefits incidental to ownership of the leased item to Recall, are capitalised at the inception of the lease at the fair value of the leased asset or, if lower, present value of the minimum lease payments, and disclosed as property, plant and equipment held under lease. A lease liability of equal value is also recognised.

        Lease payments are allocated between finance charges and a reduction of the lease liability so as to achieve a constant period rate of interest on the lease liability outstanding each period. The finance charge is recognised as a finance cost in the income statement.

        Capitalised lease assets are depreciated over the shorter of the estimated useful life of the assets and the lease term.

Income tax

        The income tax expense or benefit for the year is the tax payable or receivable on the current year's taxable income based on the national income tax rate for each jurisdiction, adjusted by changes in deferred tax assets and liabilities attributable to temporary differences between the tax bases of assets and liabilities and their carrying amounts in the financial statements, and to unused tax losses.

        Deferred tax is accounted for using the balance sheet liability method in respect of temporary differences between the carrying amounts of assets and liabilities in the financial statements and the corresponding tax basis used in the computation of taxable profit, calculated using tax rates which are enacted or substantively enacted by the balance sheet date.

        Deferred tax assets are recognised for deductible temporary differences and unused tax losses only if it is probable that future taxable amounts will be available to utilise those temporary differences and losses. The carrying amount of deferred tax assets is reviewed at each balance sheet date and reduced

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilised.

        Deferred tax assets and liabilities are not recognised:

  •
  where the deferred tax arises from the initial recognition of an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss; or

  •
  in respect of temporary differences associated with investments in subsidiaries and joint ventures where the timing of the reversal of the temporary differences can be controlled and it is probable that the temporary differences will not reverse in the foreseeable future.

        Current and deferred tax attributable to amounts recognised directly in equity are also recognised directly in equity.

Financial assets

        Recall classifies its financial assets in the following two categories: financial assets at fair value through profit or loss and loans and receivables. The classification depends on the purpose for which the financial assets were acquired.

Financial assets at fair value through profit or loss

        Financial assets at fair value through profit or loss are financial assets held for trading. A financial asset is classified in this category if acquired principally for the purpose of selling in the short term.

Loans and receivables

        Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market.

        Financial assets are recognised on Recall's balance sheet when Recall becomes a party to the contractual provisions of the instrument. Derecognition takes place when Recall no longer controls the contractual rights that comprise the financial instrument, which is normally the case when the instrument is sold, or all the cash flows attributable to the instrument are passed through to an independent third party.

Derivatives and hedging activities

        Derivative instruments used by Recall, which are used solely for hedging purposes (i.e. to offset foreign exchange and interest rate risks), comprise interest rate swaps, forward rate agreements and forward foreign exchange contracts. Such derivative instruments are used to alter the risk profile of Recall's existing underlying exposure in line with Recall's risk management policies. Derivative financial instruments are stated at fair value. The fair value of forward exchange contracts is calculated by reference to current forward exchange rates for contracts with similar maturities at the balance sheet date. The fair value of interest rate swap contracts is calculated as the present value of the forward cash flows of the instrument after applying market rates and standard valuation techniques.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

        For the purposes of hedge accounting, hedges are classified as either fair value hedges, cash flow hedges or net investment hedges.

Fair value hedges

        Fair value hedges are derivatives that hedge exposure to changes in the fair value of a recognised asset or liability, or an unrecognised firm commitment. In relation to fair value hedges which meet the conditions for hedge accounting, any gain or loss from remeasuring the hedging instrument at fair value is recognised immediately in the income statement.

        Any gain or loss attributable to the hedged risk on remeasurement of the hedged item is adjusted against the carrying amount of the hedged item and recognised in the income statement. Where the adjustment is to the carrying amount of a hedged interest-bearing financial instrument, the adjustment is amortised to the income statement such that it is fully amortised by maturity.

        Hedge accounting is discontinued prospectively if the hedge is terminated or no longer meets the hedge accounting criteria. In this case, any adjustment to the carrying amounts of the hedged item for the designated risk for interest-bearing financial instruments is amortised to the income statement following termination of the hedge.

Cash flow hedges

        Cash flow hedges are derivatives that hedge exposure to variability in cash flows that is either attributable to a particular risk associated with a recognised asset or liability, or a highly probable forecast transaction.

        In relation to cash flow hedges to hedge forecast transactions which meet the conditions for hedge accounting, the portion of the gain or loss on the hedging instrument that is determined to be an effective hedge is recognised in other comprehensive income and reserves in equity and the ineffective portion is recognised in the income statement.

        Hedge accounting is discontinued when the hedging instrument expires or is sold, terminated or exercised, or no longer qualifies for hedge accounting.

        At that point in time, any cumulative gain or loss on the hedging instrument recognised in equity is kept in equity until the forecast transaction occurs.

        If a hedged transaction is no longer expected to occur, the net cumulative gain or loss recognised in equity is transferred to net profit or loss for the year.

        For all other cash flow hedges, the gains or losses that are recognised in equity are transferred to the income statement in the same year in which the hedged firm commitment affects the net profit and loss, for example when the future sale actually occurs.

        When the hedged firm commitment results in the recognition of an asset or a liability, then, at the time the asset or liability is recognised, the associated gains or losses that had previously been recognised in equity are included in the initial measurement of the acquisition cost or other carrying amount of the asset or liability.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Net investment hedges

        Hedges for net investments in foreign operations are accounted for similarly to cash flow hedges.

        Any gain or loss on the hedging instrument that is determined to be an effective hedge is recognised in other comprehensive income and reserves in equity and the ineffective portion is recognised in the income statement.

        Gains and losses accumulated in equity are included in the income statement when the foreign operation is partially disposed or sold.

Derivatives that do not qualify for hedge accounting

        Where derivatives do not qualify for hedge accounting, gains or losses arising from changes in their fair value are taken directly to net profit or loss for the year.

Contributed equity

        Ordinary shares including share premium are classified as contributed equity. No gain or loss is recognised in the income statement on the purchase, sale, issue or cancellation of Recall's own equity instruments.

        Incremental costs directly attributable to the issue of new shares or options are shown in equity as a deduction from the proceeds of issue.

Earnings per share (EPS)

        Basic EPS is calculated as net profit attributable to members of the parent entity, adjusted to exclude costs of servicing equity (other than dividends), divided by the weighted average number of ordinary shares, adjusted for any bonus element.

        Diluted EPS is calculated as net profit attributable to members of the parent entity, adjusted for:

  •
  costs of servicing equity (other than dividends) and preference share dividends;

  •
  the after-tax effect of dividends and finance costs associated with dilutive potential ordinary shares that have been recognised as expenses;

  •
  other non-discretionary changes in revenues or expenses during the year that would result from the dilution of potential ordinary shares;

        and divided by the weighted average number of ordinary shares and dilutive potential ordinary shares, adjusted for any bonus element.

        In the event of a change in number of ordinary shares without a corresponding change in resources (e.g. share split and share consolidation), the number of ordinary shares outstanding before the event is adjusted for the proportionate change in the number of ordinary shares outstanding as if the event had occurred at the beginning of the earliest period presented.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES (Continued)

        EPS on Underlying Profit after finance costs and tax is calculated as Underlying profit after finance costs and tax attributable to members of the parent entity, divided by the weighted average number of ordinary shares, adjusted for any bonus element.

New accounting standards and interpretations issued but not yet applied

        At 30 June 2014, certain new accounting standards and interpretations have been published that will become mandatory in future reporting periods. Recall has not early-adopted these new or amended accounting standards and interpretations in 2014.

        AASB 9: Financial Instruments and AASB 2009-11: Amendments to Australian Accounting Standards arising from AASB 9 are applicable to annual reporting periods beginning on or after 1 January 2017.

        AASB 9 addresses the classification, measurement and derecognition of financial assets and liabilities and may affect Recall's accounting for financial assets and liabilities. Recall does not expect that this standard will have a significant impact on its financial statements.

        IFRS 15: Revenue from Contracts with Customers is applicable to annual reporting periods beginning on or after 1 January 2017.

        IFRS 15 provides a single, comprehensive revenue recognition model for all contracts with customers. Recall has not yet determined the potential impact of this standard on its financial statements and disclosures.

        AASB 2012-3: Amendments to Australian Accounting Standard—Offsetting Financial Assets and Financial Liabilities is effective for reporting periods beginning on or after 1 January 2014 and clarifies requirements to offset financial assets and financial liabilities in the balance sheet. The revised requirements do not affect the accounting for any of Recall's current offsetting arrangements.

Rounding of amounts

        As Recall is a company of a kind referred to in ASIC Class Order 98/100, relevant amounts in the financial statements and Directors' Report have been rounded to the nearest hundred thousand US dollars, unless otherwise stated.

NOTE 3. CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS

        In applying its accounting policies, Recall has made estimates and assumptions concerning the future, which may differ from the related actual outcomes. Those estimates and assumptions which have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are discussed below.

Impairment of goodwill

        Recall's business units undertake an impairment review process annually to ensure that goodwill balances are not carried at amounts that are in excess of their recoverable amounts. The recoverable amount of the goodwill in continuing operations is determined based on value in use calculations

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 3. CRITICAL ACCOUNTING ESTIMATES AND JUDGEMENTS (Continued)

undertaken at the cash generating unit level. These calculations require the use of key assumptions which are set out in Note 20.

Income taxes

        Recall is a global company and is subject to income taxes in many jurisdictions around the world. Significant judgement is required in determining the provision for income taxes on a worldwide basis. There are many transactions and calculations undertaken during the ordinary course of business for which the ultimate tax determination is uncertain. Recall recognises liabilities for anticipated tax audit issues based on estimates of whether additional taxes will be due. Where the final tax outcome of these matters is different from amounts provided, such differences will impact the current and deferred tax provisions in the period in which such outcome is obtained. Refer to Note 10 for further details.

NOTE 4. BUSINESS COMBINATIONS

A)    DEMERGER

        The scheme of arrangement for the demerger of Recall became effective on 9 December 2013 and the Company was listed as a separate standalone entity on the Australian Securities Exchange on 10 December 2013. The demerger was implemented on 18 December 2013 resulting in the final separation of Recall from Brambles.

        The demerger required Brambles to undertake an internal corporate restructure prior to it becoming effective, and resulted in several entities becoming subsidiaries of the Company prior to the demerger. In addition, a number of assets and liabilities were transferred between Brambles and Recall.

        Recall's statutory financial information for 2014 and 2013 presents Recall's performance in compliance with statutory reporting obligations, such that the results of the entities acquired during the demerger are only included from their date of acquisition by Recall. In addition, Recall's statutory financial results for 2014 reflect changes in operating and corporate costs associated with the Company becoming a standalone listed entity from December 2013. Consequently, the statutory financial information does not give a view of the full year performance of Recall as it is currently structured.

BUSINESSES ACQUIRED ON DEMERGER

        As part of the demerger from Brambles, certain legal entities were acquired by Recall, as described in Note 35D. These transactions occurred while under the control of Brambles and for consolidation purposes have been accounted for as transactions between entities under common control. Acquisition accounting was not applied, assets and liabilities have not been remeasured to fair value nor has any goodwill arisen. Rather, Recall has elected to account for business combinations under common control at carrying value in Brambles' financial statements. Accordingly, all assets and liabilities acquired by Recall as a result of the demerger have been recognised at values consistent with their carrying value in Brambles' financial statements immediately prior to the demerger.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 4. BUSINESS COMBINATIONS (Continued)

        The common control reserve within equity represents the excess of the consideration paid in respect of the common control transactions over the carrying value of the net assets acquired as below:

(Unaudited)
US$M
Consideration paid	683.7
Less: net identifiable assets acquired	(536.7)

Common control reserve recognised	147.0

Assets acquired and liabilities assumed:
Cash and cash equivalents	60.6
Trade and other receivables	154.8
Investments	0.6
Property, plant and equipment	350.3
Goodwill and other intangible assets	550.1
Other assets	21.2
Amounts payable to Brambles	(318.8)
Trade and other payables	(187.3)
Deferred tax liabilities (net)	(63.6)
Other liabilities	(31.2)

Net identifiable assets acquired	536.7

B)    BUSINESS COMBINATIONS

        On 1 May 2014, Recall acquired CitiStorage LLC, a leading records management company for a purchase consideration of US$48.3 million. Based on provisional acquisition accounting data (which will be finalised by May 2015), net identifiable assets acquired were US$20.8 million, resulting in goodwill of US$27.5 million. The fair value of assets acquired and liabilities assumed were:

(Unaudited)
US$M
Property, plant and equipment	10.5
Customer contracts	9.0
Trade and other receivables	5.0
Cash and cash equivalents	0.8
Trade and other payables	(1.5)
Deferred tax liabilities (net)	(1.9)
Deferred revenue	(1.6)
Other assets	0.5

Net identifiable assets acquired	20.8

        The goodwill is attributable to the profitability of the acquired business and anticipated synergies with Recall's existing Document Management Services business.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 4. BUSINESS COMBINATIONS (Continued)

        Since acquisition to 30 June 2014, CitiStorage LLC's revenue and operating profit were US$4.1 million and US$1.0 million respectively. If the acquisition had occurred on 1 July 2013, Recall's revenue and operating profit for the year ended 30 June 2014 would have been higher by US$20.9 million and US$6.0 million respectively.

        There were no other material business combinations in 2014 or 2013.

NOTE 5. SEGMENT INFORMATION

        Recall's segment information is provided on the same basis as internal management reporting to the CEO (chief operating decision maker) and reflects how Recall is organised and managed.

        Recall has four reportable segments being Americas, Europe, Australia and New Zealand (ANZ) and Asia. Recall HQ (corporate centre) is presented separately in segment disclosures below.

        Segment performance is measured on sales and Underlying Profit. Underlying Profit is the main measure of segment profit. A reconciliation between Underlying Profit and operating profit is set out below.

        Segment sales revenue is measured on the same basis as in the income statement. Segment sales revenue is allocated to segments based on product categories and physical location of the business unit that invoices the customer. Intersegment revenue during the year was immaterial. There is no single external customer who contributed more than 10% of Group sales revenue in 2014 or 2013.

        Assets and liabilities are measured consistently in segment reporting and in the balance sheet. Assets and liabilities are allocated to segments based on segment use and physical location. Cash,

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 5. SEGMENT INFORMATION (Continued)

borrowings, equity accounted investments and tax balances are managed centrally and are not allocated to segments.

	Sales revenue
	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
By operating segment
Americas	217.0	4.1
Europe	152.5	—
ANZ	198.3	221.2
Asia	45.9	—

Recall operations	613.7	225.3
Recall HQ	—	—

Total	613.7	225.3

By geographic origin
Americas	217.0	4.1
Europe	152.5	—
Australia	177.2	199.9
Other	67.0	21.3

Total	613.7	225.3

	Sales revenue
	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
By service line
Document Management Services (DMS)	470.8	165.4
Secure Destruction Services (SDS)	64.2	33.2
Data Protection Services (DPS)	78.7	26.7

Total	613.7	225.3

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 5. SEGMENT INFORMATION (Continued)

	Operating profit(1)		Significant Items before tax(2)		Underlying Profit(2)
	(Unaudited) 2014	(Unaudited) 2013	(Unaudited) 2014	(Unaudited) 2013	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M	US$M	US$M	US$M	US$M
By operating segment
Americas	14.8	1.0	(16.6)	—	31.4	1.0
Europe	6.5	—	(4.3)	—	10.8	—
ANZ	41.2	62.9	(3.4)	—	44.6	62.9
Asia	7.7	—	(0.4)	—	8.1	—

Recall operations	70.2	63.9	(24.7)	—	94.9	63.9
Recall HQ(3)	4.4	—	(14.3)	—	18.7	—

Total	74.6	63.9	(39.0)	—	113.6	63.9

(1)
Operating profit is segment revenue less segment expense and excludes net finance costs.

(2)
Underlying Profit is a non-statutory profit measure and represents profit from continuing operations before finance costs, tax and Significant Items (refer to Note 7). It is presented to assist users of the financial statements to better understand Recall's business results.

(3)
Recall HQ was acquired during the demerger in November 2013 and consequently, Recall HQ's operating profit for 2014 is impacted by timing of cost allocations.

	Capital expenditure(1)		Depreciation and amortisation
	(Unaudited) 2014	(Unaudited) 2013	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M	US$M	US$M
By operating segment
Americas	16.9	0.6	14.1	0.3
Europe	6.7	—	9.8	—
ANZ	4.6	5.2	11.8	12.8
Asia	2.7	—	4.6	—

Recall operations	30.9	5.8	40.3	13.1
Recall HQ	3.7	—	6.8	—

Total	34.6	5.8	47.1	13.1

(1)
Capital expenditure is presented on an accruals basis and includes expenditure on property, plant & equipment and intangibles.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 5. SEGMENT INFORMATION (Continued)

	Segment assets		Segment liabilities
	(Unaudited) 2014	(Unaudited) 2013	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M	US$M	US$M
By operating segment
Americas	591.6	26.5	74.1	5.2
Europe	334.1	—	84.0	—
ANZ	248.8	272.9	38.6	50.1
Asia	195.8	—	13.4	—

Recall operations	1,370.3	299.4	210.1	55.3
Recall HQ	24.6	—	22.8	—
Cash and borrowings	72.1	6.1	552.2	—
Current tax balances	—	—	8.3	0.9
Deferred tax balances	0.3	0.4	75.2	8.0
Equity-accounted investments	0.7	—	—	—

Total assets and liabilities	1,468.0	305.9	868.6	64.2

Non-current assets by geographic origin(1)
Americas	518.9	7.7
Europe	259.2	—
Australia	210.2	211.8
Other	211.2	13.1

Total	1,199.5	232.6

(1)
Non-current assets exclude financial instruments and deferred tax assets.

NOTE 6. PROFIT FROM ORDINARY ACTIVITIES

A)    REVENUE

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Sales revenue	613.7	225.3

Total revenue	613.7	225.3

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 6. PROFIT FROM ORDINARY ACTIVITIES (Continued)

B)    OPERATING EXPENSES

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Employment costs (Note 8)	198.6	46.2
Service suppliers:
—travel and transport	45.4	24.5
—repairs and maintenance	10.7	2.6
—subcontractors and other service suppliers	67.8	13.9
Raw materials and consumables	15.7	4.0
Occupancy	111.1	39.1
Insurance	10.0	1.2
Depreciation of property, plant and equipment	31.0	8.8
Write-off of assets	8.1	—
Amortisation of intangible assets and deferred expenditure	16.1	4.3
Loss on sale of property, plant and equipment (net)	0.2	—
Other	24.6	16.8

Total operating expenses	539.3	161.4

NOTE 7. SIGNIFICANT ITEMS

        Significant Items are items of income or expense which are, either individually or in aggregate, material to Recall or to the relevant business segment and:

  •
  outside the ordinary course of business (e.g. gains or losses on the sale or termination of operations, the cost of significant reorganisation or restructuring); or

  •
  part of the ordinary activities of the business but unusual due to their size and nature.

        Significant Items are disclosed to assist users of the financial statements to better understand Recall's business results.

	2014 US$M
	(Unaudited) Before tax	(Unaudited) Tax	(Unaudited) After tax
Items outside the ordinary course of business:
—demerger related expenses(1)	(16.7)	5.6	(11.1)
—restructuring(2)	(17.1)	5.6	(11.5)
—acquisitions related expenses(3)	(1.9)	0.6	(1.3)
—write-off of assets(4)	(3.3)	1.3	(2.0)

Significant Items	(39.0)	13.1	(25.9)

(1)
Demerger related expenses mainly comprise the following:

  —legal and professional fees;

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 7. SIGNIFICANT ITEMS (Continued)

  —one-time bonus in relation to the successful completion of the demerger;

  —share-based payments under Brambles' share plans; and

  —share-based payments relating to one-off grants of rights to the CEO and other Recall executives upon demerger.

(2)
Restructuring expenses comprise:

  —site consolidation provision of US$15.3 million. This provision relates to the Facility Optimisation Program (the Program) announced by Recall in June 2014. The Program involves consolidating existing facilities or downsizing under-utilised sites in North America and France; and

  —one-off costs relating to exiting a facility in North America.

(3)
These expenses were incurred in relation to acquisitions completed or being pursued by Recall.

(4)
Subsequent to the demerger, Recall identified certain intangible assets (mainly software) from which no future economic benefits are expected to arise and therefore, these assets were written off.

        There were no significant items in 2013.

NOTE 8. EMPLOYMENT COSTS

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Wages and salaries	160.1	39.5
Social security costs	27.2	2.6
Share-based payment expense	2.6	0.5
Contributions to defined contribution plans	7.1	3.3
Post employment benefits	1.6	0.3

	198.6	46.2

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 9. NET FINANCE COSTS

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Finance revenue
Bank accounts and short-term deposits	0.5	0.3

	0.5	0.3

Finance costs
Interest expense on borrowings	(9.5)	(0.6)
Derivative financial instruments	(0.1)	—
Net foreign exchange loss	(0.9)	(0.3)
Commitment fees and amortisation of capitalised financing costs	(2.0)	—
Other	(0.3)	—

	(12.8)	(0.9)

Net finance costs	(12.3)	(0.6)

NOTE 10. INCOME TAX

A)    COMPONENTS OF TAX EXPENSE

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Amounts recognised in the income statement
Current income tax:
—income tax charge	18.8	15.4
—prior year adjustments	(0.1)	1.0

	18.7	16.4

Deferred tax:
—origination and reversal of temporary differences/ tax losses	1.4	3.6
—prior year adjustments	0.2	—

	1.6	3.6

Tax expense recognised in the income statement	20.3	20.0

Amounts recognised in the statement of comprehensive income
—on share-based payments	(0.5)	—
—on losses on revaluation of cash flow hedges	(0.2)	—

Tax (benefit) recognised directly in the statement of comprehensive income	(0.7)	—

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 10. INCOME TAX (Continued)

B)    RECONCILIATION BETWEEN TAX EXPENSE AND ACCOUNTING PROFIT BEFORE TAX

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Profit before tax	62.3	63.3

Tax at standard Australian rate of 30% (2013: 30%)	18.7	19.0
Effect of tax rates in other jurisdictions	(1.0)	—
Prior year adjustments	0.1	1.0
Current year tax losses not recognised	0.9	—
Non-deductible expenses	4.2	—
Other	(2.6)	—

Total income tax expense	20.3	20.0

C)    COMPONENTS OF AND CHANGES IN DEFERRED TAX ASSETS

        Deferred tax assets shown in the balance sheet are represented by cumulative temporary differences attributable to:

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Items recognised through the income statement
Employee benefits and other provisions	23.6	5.6
Losses available against future taxable income	11.8	—
Other	7.6	1.1

	43.0	6.7

Items recognised directly in equity
Cash flow hedges	0.2	—
Share-based payments	0.5	—

	0.7	—

Set-off against deferred tax liabilities	(43.4)	(6.3)

Net deferred tax assets	0.3	0.4

        Changes in deferred tax assets (prior to netting off with deferred tax liabilities) were as follows:

At 1 July	6.7	7.1
Credited to the income statement	12.8	0.2
Credited directly to equity	0.7	—
Acquired during demerger	23.6	—
Foreign exchange differences	(0.1)	(0.6)

At 30 June	43.7	6.7

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 10. INCOME TAX (Continued)

        Deferred tax assets are recognised for carried forward tax losses to the extent that the realisation of the related tax benefit through future taxable profits is probable. At reporting date, Recall has unused tax losses of US$77.3 million (2013: US$ nil) available for offset against future profits. A deferred tax asset has been recognised in respect of US$43.2 million (2013: US$ nil) of such losses.

        The benefit for tax losses will only be obtained if:

  •
  Recall derives future assessable income of a nature and of an amount sufficient to enable the benefit from the deductions for the losses to be realised;

  •
  Recall continues to comply with the conditions for deductibility imposed by tax legislation; and

  •
  no changes in tax legislation adversely affect Recall in realising the benefit from the deductions for the losses.

        No deferred tax asset has been recognised in respect of the remaining unused tax losses of US$34.1 million (2013: US$ nil) due to the unpredictability of future profit streams in the relevant jurisdictions. Tax losses of US$39.2 million, which have been recognised in the balance sheet, will expire between 2015 and 2033. All other losses may be carried forward indefinitely.

D)    COMPONENTS AND CHANGES IN DEFERRED TAX LIABILITIES

        Deferred tax liabilities shown in the balance sheet are represented by cumulative temporary differences attributable to:

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Items recognised through the income statement
Property, plant and equipment and intangible assets	98.4	3.5
Undistributed earnings of subsidiaries	4.0	—
Other	16.2	10.8

	118.6	14.3

Set-off against deferred tax assets	(43.4)	(6.3)

Net deferred tax liabilities	75.2	8.0

        Changes in deferred tax liabilities (prior to netting off with deferred tax assets) were as follows:

At 1 July	14.3	12.3
Charged to the income statement	14.4	3.8
Acquired during demerger	87.2	—
Acquisition of subsidiaries	2.0	—
Foreign exchange differences	0.7	(1.8)

At 30 June	118.6	14.3

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 10. INCOME TAX (Continued)

        Deferred tax liability recorded as at 30 June 2014 in respect of temporary differences associated with undistributed earnings of subsidiaries is US$4.0 million (2013: US$ nil). No deferred tax liability has been recognised for the remaining undistributed earnings of subsidiaries because Recall Holdings Limited is able to control the timing of distributions from subsidiaries and is not expected to distribute these profits in the foreseeable future.

E)    TAX CONSOLIDATION

        Following the demerger, Recall Holdings Limited and its Australian subsidiaries formed a tax consolidated group on 18 December 2013. Recall Holdings Limited, as the head entity of the tax consolidated group, and its Australian subsidiaries have entered into a tax sharing agreement in order to allocate income tax expense. The tax sharing agreement uses a stand-alone taxpayer basis of allocation. Consequently, Recall Holdings Limited and its Australian subsidiaries account for their own current and deferred tax amounts as if they each continue to be taxable entities in their own right. In addition, the agreement provides funding rules setting out the basis upon which subsidiaries are to indemnify Recall Holdings Limited in respect of tax liabilities and the methodology by which subsidiaries in tax loss are to be compensated.

        Formation of the tax consolidated group referred to above will result in a resetting of tax bases of certain assets of the Australian entities as of the date of the formation of the tax consolidated group. In order to determine the impact of this resetting, the fair value of the Australian entities and the fair value of their identifiable assets and liabilities needs to be determined which requires management to make assumptions, judgments and estimates.

NOTE 11. EARNINGS PER SHARE

	(Unaudited) 2014	(Unaudited) 2013
	US cents	US cents
Earnings per share
—basic	20.1	102.4
—diluted	20.0	102.4
—basic, on Underlying Profit after finance costs and tax	32.5	102.4

        Performance share rights granted under the Recall Performance Share Plan are considered to be potential ordinary shares and have been included in the determination of diluted earnings per share to the extent to which they are dilutive. Details are set out in Note 27.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 11. EARNINGS PER SHARE (Continued)

A)    WEIGHTED AVERAGE NUMBER OF SHARES DURING THE YEAR

	(Unaudited) 2014	(Unaudited) 2013
	million	million
Used in the calculation of basic earnings per share(1)	208.7	42.3
Adjustment for share rights	1.1	—

Used in the calculation of diluted earnings per share	209.8	42.3

(1)
Number of shares used in the EPS calculation for 2013 has been adjusted for the share split and consolidation in 2014.

B)    RECONCILIATION OF PROFIT USED IN EPS CALCULATION

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Statutory profit
Profit for the year	42.0	43.3

Underlying Profit after finance costs and tax
Underlying Profit (Note 5)	113.6	63.9
Net finance costs (Note 9)	(12.3)	(0.6)

Underlying Profit before tax	101.3	63.3
Tax expense on Underlying Profit	(33.4)	(20.0)

Underlying Profit after finance costs and tax	67.9	43.3

which reconciles to statutory profit:
Underlying Profit after finance costs and tax	67.9	43.3
Significant Items after tax (Note 7)	(25.9)	—

Profit from continuing operations	42.0	43.3

NOTE 12. DIVIDENDS

A)    DIVIDENDS PAID DURING THE YEAR

        As part of the demerger process, Recall Holdings Limited paid a dividend of US$23.8 million to Brambles on 18 December 2013. This dividend was not franked.

        No dividends were paid or declared during 2013.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 12. DIVIDENDS (Continued)

B)    DIVIDENDS DETERMINED AFTER REPORTING DATE

(Unaudited) Final 2014
Dividend per share (in Australian cents)	8.0
Franked amount at 30% tax (in Australian cents)	—
Payment date	23 October 2014
Dividend record date	1 October 2014

        As this dividend had not been declared at the reporting date, it is not reflected in these financial statements.

C)    FRANKING CREDITS

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Franking credits available for subsequent financial years based on a tax rate of 30%(1)	5.1	—

(1)
As of 30 June 2013, the Company was a part of the Australian tax consolidated group for which Brambles Limited was the head entity. In accordance with the tax consolidation legislation, franking credits attributable to the Company were held by Brambles Limited. On the Company's exit from the Brambles tax consolidated group, such franking credits were not transferred to the Company.

        The amounts above represent the balance of the franking account as at the end of the year, adjusted for:

  •
  franking credits that will arise from the payment of the current tax liability;

  •
  franking debits that will arise from the payment of dividends recognised as a liability at the reporting date;

  •
  franking credits that will arise from dividends recognised as receivables at the reporting date; and

  •
  franking credits that may be prevented from being distributed in subsequent financial years.

        The final 2014 dividend is not franked.

NOTE 13. CASH AND CASH EQUIVALENTS

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Cash at bank and in hand	72.1	6.1

	72.1	6.1

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 13. CASH AND CASH EQUIVALENTS (Continued)

        Refer to Note 29 for other financial instruments disclosures.

NOTE 14. TRADE AND OTHER RECEIVABLES

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Current
Trade receivables	140.6	21.5
Provision for doubtful receivables (A)	(9.6)	(0.7)

Net trade receivables	131.0	20.8
Receivables from Brambles Group entities	—	23.7
Receivables from Recall Group entities not owned by the Company in 2013	—	19.0
Other debtors	12.4	0.7
Accrued and unbilled revenue	34.1	1.8

	177.5	66.0

Non-current
Other receivables	7.4	—

A)    PROVISION FOR DOUBTFUL RECEIVABLES

        Trade receivables are non-interest bearing and are generally on 30-90 day terms. A provision for doubtful receivables is established when there is a level of uncertainty as to the full recoverability of the receivable, based on objective evidence.

        Movements in the provision for doubtful receivables were as follows:

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
At 1 July	0.7	0.8
Charged in the income statement	1.6	0.1
Acquired during demerger	11.0	—
Acquisition of subsidiaries	0.4	—
Amounts written off	(4.0)	—
Foreign exchange differences	(0.1)	(0.2)

At 30 June	9.6	0.7

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 14. TRADE AND OTHER RECEIVABLES (Continued)

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
At 30 June, the ageing analysis of trade receivables by reference to due dates was as follows:
Not past due	76.5	10.8
Past due 0 - 30 days but not impaired	18.7	5.3
Past due 31 - 60 days but not impaired	8.7	2.4
Past due 61 - 90 days but not impaired	4.4	0.9
Past 90 days but not impaired	22.7	1.4
Impaired	9.6	0.7

	140.6	21.5

        At 30 June 2014, trade receivables of US$54.5 million (2013: US$10.0 million) were past due but not impaired. These trade receivables comprise customers who have a good debt history and are considered fully recoverable.

        Other debtors primarily comprise GST/VAT recoverable and deposits recoverable from third parties.

        At 30 June 2014, other debtors of US$2.0 million (2013: US$0.7 million) were past due but not considered to be impaired. As at 30 June 2013, the Group also had receivables from Brambles Group entities and receivables from Recall Group entities not owned by the Company in the prior year. No specific collection issues have been identified with these receivables and therefore, no provision has been recognised. An ageing of these receivables was as follows:

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Past due 0 - 30 days but not impaired	10.4	—
Past 90 days but not impaired	2.0	43.4

	12.4	43.4

        Refer to Note 29 for other financial instruments disclosures.

NOTE 15. INVENTORIES

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Raw materials and consumables	2.5	0.4

	2.5	0.4

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 16. DERIVATIVE FINANCIAL INSTRUMENTS

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Non-current liabilities
Interest rate swaps—cash flow hedges	0.7	—

	0.7	—

        Refer to Note 29 for other financial instruments disclosures. Recall did not have any derivative financial instruments as at 30 June 2013.

NOTE 17. OTHER ASSETS

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Current
Prepayments	16.1	0.4

	16.1	0.4

Non-current
Prepayments	0.5	0.1

NOTE 18. INVESTMENTS

A)    JOINT VENTURE

        Recall has an investment in the following unlisted jointly controlled entity, which is accounted for using the equity method.

		% interest held at reporting date
Name (and nature of business)	Place of incorporation	(Unaudited) June 2014	(Unaudited) June 2013
Recall Becker GmbH & Co. KG (Document management services)	Germany	50%	—

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 18. INVESTMENTS (Continued)

B)    MOVEMENT IN CARRYING AMOUNT OF INVESTMENT IN JOINT VENTURE

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
At 1 July	—	—
Acquired during demerger	0.6	—
Share of results after income tax (Note 18C)	0.2	—
Foreign exchange differences	(0.1)	—

At 30 June	0.7	—

C)    SHARE OF RESULTS OF JOINT VENTURE

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Trading revenue	0.8	—
Expenses	(0.6)	—

Profit from ordinary activities before tax	0.2	—
Tax expense on ordinary activities	—	—

Profit for the year	0.2	—

D)    SHARE OF ASSETS AND LIABILITIES OF JOINT VENTURE

        The Group's share of assets and liabilities of the joint venture is not material.

E)    SHARE OF COMMITMENTS AND CONTINGENT LIABILITIES OF JOINT VENTURE

        The Group's share of commitments and contingent liabilities of the joint venture is not material.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 19. PROPERTY, PLANT AND EQUIPMENT

	(Unaudited) Land and buildings	(Unaudited) Plant and equipment	(Unaudited) Total
	US$M	US$M	US$M
At 1 July 2012
Cost	14.6	135.8	150.4
Accumulated depreciation	(10.9)	(59.4)	(70.3)

Net carrying amount	3.7	76.4	80.1

Year ended 30 June 2013
Opening net carrying amount	3.7	76.4	80.1
Additions	0.6	3.5	4.1
Transfers/ reclassifications	1.6	(2.7)	(1.1)
Depreciation charge	(0.8)	(8.0)	(8.8)
Foreign exchange differences	(0.4)	(5.2)	(5.6)

Closing net carrying amount	4.7	64.0	68.7

At 30 June 2013
Cost	15.3	124.2	139.5
Accumulated depreciation	(10.6)	(60.2)	(70.8)

Net carrying amount	4.7	64.0	68.7

Year ended 30 June 2014
Opening net carrying amount	4.7	64.0	68.7
Additions	4.0	24.4	28.4
Acquisition of subsidiaries	0.1	10.7	10.8
Acquired during demerger	118.4	231.9	350.3
Disposals	(0.1)	(0.5)	(0.6)
Write-off of assets	(0.5)	(0.9)	(1.4)
Transfers/ reclassifications	5.4	(5.4)	—
Depreciation charge	(6.8)	(24.2)	(31.0)
Foreign exchange differences	1.9	5.2	7.1

Closing net carrying amount	127.1	305.2	432.3

At 30 June 2014
Cost	222.3	620.5	842.8
Accumulated depreciation	(95.2)	(315.3)	(410.5)

Net carrying amount	127.1	305.2	432.3

        The net carrying amounts above include leasehold improvements US$29.4 million (2013: US$4.9 million); and capital work in progress US$3.3 million (2013: US$0.6 million).

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 20. GOODWILL

A)    NET CARRYING AMOUNTS AND MOVEMENTS DURING THE YEAR

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
At 1 July
Gross and net carrying amount	125.8	137.4

Year ended 30 June
Opening net carrying amount	125.8	137.4
Acquisition of subsidiaries	34.7	—
Acquired during demerger	485.1	—
Foreign exchange differences	5.4	(11.6)

Closing net carrying amount	651.0	125.8

At 30 June
Gross carrying amount	651.0	125.8
Accumulated impairment	—	—

Net carrying amount	651.0	125.8

B)    SEGMENT-LEVEL SUMMARY OF NET CARRYING AMOUNT

        Goodwill acquired through business combinations is allocated to cash generating units (CGU), which are the smallest identifiable groupings of Recall's cash generating assets. A segment-level summary of the goodwill allocation is presented as follows:

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Americas	298.1	5.5
Europe	122.7	—
ANZ	124.2	120.3
Asia	106.0	—

Total goodwill	651.0	125.8

C)    RECOVERABLE AMOUNT TESTING

        The recoverable amount of goodwill is determined based on value in use calculations undertaken at the CGU level. The value in use is calculated using a discounted cash flow methodology covering a 10 year period with an appropriate terminal value at the end of that period. Based on the impairment testing, the carrying amounts of goodwill in the CGUs related to continuing operations at reporting

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 20. GOODWILL (Continued)

date were fully supported. The key assumptions on which management has based its cash flow projections were as below:

(i)
Cash flow forecasts

        Cash flow forecasts are based on the most recent financial projections covering a maximum period of five years. Cash flows beyond that period are extrapolated using estimated growth rates. Financial projections are based on assumptions that represent management's best estimates.

(ii)
Growth rates

        Growth rates beyond the period covered in the financial projections are based on management's expectations for future performance and averaged 2.0% across all CGUs (2013: 2.0%).

(iii)
Terminal value

        The terminal value calculated after year 10 is determined using the stable growth model, having regard to the weighted average cost of capital and terminal growth factor appropriate to each CGU.

(iv)
Discount rates

        Discount rates used are the pre-tax weighted average cost of capital (WACC) and include a premium for market risks appropriate to each country in which the CGU operates. WACC rates ranged between 8.4% and 19.9% (average rates: Americas 13.4%; Europe 8.9%; ANZ 12.7%; and Asia 11.4%). WACC rates used for 2013 were Americas 9.1%; and ANZ 11.8%.

Sensitivity

        Any reasonable change to the above key assumptions would not cause the carrying value of any CGU to materially exceed its recoverable amount.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 21. INTANGIBLE ASSETS

	(Unaudited) Software	(Unaudited) Other(1)	(Unaudited) Total
	US$M	US$M	US$M
At 1 July 2012
Gross carrying amount	6.1	81.9	88.0
Accumulated amortisation	(3.6)	(40.4)	(44.0)

Net carrying amount	2.5	41.5	44.0

Year ended 30 June 2013
Opening carrying amount	2.5	41.5	44.0
Additions	1.0	0.4	1.4
Disposals	—	(0.1)	(0.1)
Transfers/ reclassifications	1.1	(0.2)	0.9
Amortisation charge	(0.7)	(3.6)	(4.3)
Foreign exchange differences	(0.4)	(3.5)	(3.9)

Closing carrying amount	3.5	34.5	38.0

At 30 June 2013
Gross carrying amount	7.4	74.6	82.0
Accumulated amortisation	(3.9)	(40.1)	(44.0)

Net carrying amount	3.5	34.5	38.0

Year ended 30 June 2014
Opening carrying amount	3.5	34.5	38.0
Additions	4.4	6.5	10.9
Acquisition of subsidiaries	—	10.1	10.1
Acquired during demerger	22.1	42.9	65.0
Amortisation charge	(6.8)	(9.3)	(16.1)
Write-off of assets	(2.0)	(1.3)	(3.3)
Foreign exchange differences	0.3	2.7	3.0

Closing carrying amount	21.5	86.1	107.6

At 30 June 2014
Gross carrying amount	88.0	214.9	302.9
Accumulated amortisation	(66.5)	(128.8)	(195.3)

Net carrying amount	21.5	86.1	107.6

(1)
Other intangible assets primarily comprise acquired customer relationships and lists; and deferred expenditure.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 22. TRADE AND OTHER PAYABLES

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Current
Trade payables	44.6	7.0
Payable to Brambles Group entity	—	9.1
Payables to Recall Group entities not owned by the Company in 2013	—	5.0
GST/VAT and other payables	25.1	2.5
Accruals and deferred income	104.8	12.8

	174.5	36.4

Non-current
Other liabilities	21.3	9.2

        Trade payables and other current payables are non-interest bearing and are generally settled on 30-90 day terms.

        Refer to Note 29 for other financial instruments disclosures.

NOTE 23. BORROWINGS

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Non-current
Unsecured:
—bank loans(1)(2)	552.2	—

Total borrowings	552.2	—

(1)
The amount shown above is net of US$4.2 million of capitalised borrowing costs.

(2)
Unsecured bank loans include revolving credit loans in various currencies priced off of London Interbank Offered Rate (LIBOR) and other equivalent base rates, drawn under a global multi-currency banking facility with two US$400 million tranches maturing in December 2016 and December 2018. The total facility size is US$800 million and is backed by a syndicate of banks.

        Refer to Note 29 for other financial instruments disclosures.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 23. BORROWINGS (Continued)

A)    BORROWING FACILITIES AND CREDIT STANDBY ARRANGEMENTS

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Total facilities:
—unsecured bank loans	800.0	—
—bank overdraft arrangements(1)	16.0	—

	816.0	—

Facilities used at reporting date:
—unsecured bank loans	556.4	—
—bank overdraft arrangements(1)	—	—

	556.4	—

Facilities available at reporting date:
—unsecured bank loans	243.6	—
—bank overdraft arrangements(1)	16.0	—

	259.6	—

B)    BORROWING FACILITIES MATURITY PROFILE

		US$M
Maturity	Type	(Unaudited) Total facilities	(Unaudited) Facilities used(1)	(Unaudited) Facilities available
2014
Less than 1 year	Bank overdrafts	16.0	—	16.0
2 - 3 years	Unsecured bank loans	400.0	387.5	12.5
4 - 5 years	Unsecured bank loans	400.0	168.9	231.1

		816.0	556.4	259.6

(1)
Prior to the demerger, Recall was covered under Brambles' bank overdraft facility and did not have any standalone bank overdraft facilities of its own.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 24. PROVISIONS

	(Unaudited) Employee entitlements	(Unaudited) Other	(Unaudited) Total
	US$M	US$M	US$M
At 1 July 2013
Current	4.3	—	4.3
Non-current	0.8	4.6	5.4

	5.1	4.6	9.7
Charge to income statement	2.8	17.8	20.6
Acquired during demerger	4.6	2.1	6.7
Utilisation of provision	(2.0)	—	(2.0)
Acquisition of subsidiaries	—	0.2	0.2
Foreign exchange differences	0.7	0.5	1.2

At 30 June 2014	11.2	25.2	36.4

Current	9.4	16.9	26.3
Non-current	1.8	8.3	10.1

        Employee entitlements provisions comprise US$2.8 million (2013: US$1.8 million) for long service leave and US$8.4 million (2013: US$3.3 million) for other employee-related obligations.

        Other provisions mainly comprise US$7.7 million (2013: US$4.6 million) for decommissioning and other costs; and US$15.3 million (2013: US$ nil) for site consolidation.

NOTE 25. RETIREMENT BENEFIT OBLIGATIONS

        Recall operates a number of defined contribution plans for qualifying employees. The assets of these plans are held in separately administered trusts or insurance policies. In some countries, Recall's employees are members of state-managed retirement benefit plans. Recall is required to contribute a specified percentage of payroll costs to the retirement benefit plan to fund benefits. The only obligation of Recall with respect to defined contribution retirement benefit plans is to make the specified contributions.

        US$7.1 million (2013: US$3.3 million) representing contributions paid and payable to these plans by Recall at rates specified in the rules of the plans has been recognised as an expense in the income statement.

        Recall does not have any material defined benefit plans.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 26. CONTRIBUTED EQUITY

	(Unaudited)	(Unaudited)
	Number	US$M
Ordinary shares, of no par value, issued and fully paid:
At 1 July 2012	73,000,002	71.4

At 30 June 2013	73,000,002	71.4

At 1 July 2013	73,000,002	71.4
Issued during the year	466,977,132	592.7
Return of capital during demerger	—	(118.4)
Effect of share split and consolidation	(227,140,686)	—

At 30 June 2014	312,836,448	545.7

        Ordinary shares of Recall Holdings Limited entitle the holder to participate in dividends and the proceeds on any winding up of the Company in proportion to the number of shares held.

NOTE 27. SHARE-BASED PAYMENTS

        The Remuneration Report sets out details relating to Recall's Performance Share Plan (pages 57 to 58), together with details of performance share rights issued to the Chief Executive Officer and other Key Management Personnel (pages 62 to 63). Rights granted by Recall do not result in an entitlement to participate in share issues of any other entity.

        Set out below are summaries of performance share rights granted under the plan.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 27. SHARE-BASED PAYMENTS (Continued)

A)    GRANTS OVER RECALL HOLDINGS LIMITED SHARES

Grant date	Vesting date	Expiry date	(Unaudited) Balance at 1 July	(Unaudited) Granted during the year	(Unaudited) Vested/ Exercised during the year	(Unaudited) Forfeited/ lapsed during the year	(Unaudited) Balance at 30 June
2014
10 Dec 2013	10 Dec 2013	10 Dec 2020	—	525,035	(525,035)	—	—
10 Dec 2013	10 Dec 2014	10 Dec 2020	—	525,034	—	—	525,034
10 Dec 2013	10 Dec 2015	10 Dec 2020	—	525,034	—	—	525,034
22 Jan 2014	1 Jul 2014	22 Jan 2020	—	67,135	—	—	67,135
22 Jan 2014(1)	25 Sep 2014	22 Jan 2020	—	246,094	—	—	246,094
22 Jan 2014	1 Jul 2015	22 Jan 2020	—	67,135	—	—	67,135
22 Jan 2014	1 Jul 2016	22 Jan 2020	—	67,135	—	—	67,135
22 Jan 2014	26 Sep 2015	22 Jan 2020	—	351,957	—	—	351,957
22 Jan 2014(1)	26 Sep 2016	22 Jan 2020	—	466,773	—	(80,635)	386,138
22 Jan 2014	26 Sep 2016	22 Jan 2020	—	2,748,839	—	—	2,748,839

Total rights			—	5,590,171	(525,035)	(80,635)	4,984,501

(1)
Transitional awards made in lieu of Brambles LTI awards that lapsed and 2013 Brambles LTI grants not made, due to the demerger.

        As at 30 June 2013, there were no options or rights granted over shares in Recall Holdings Limited. In April 2013, Mr Pertz received a one-off grant of share rights in recognition of the significant opportunity he forfeited in leaving his previous employer. This grant was subject to conditions precedent as outlined in the Scheme Book. The conditions precedent including shareholder approval were satisfied on 10 December 2013.

        Of the above grants, no rights were exercisable at 30 June 2014. There were 67,135 excercises, 15,655 forfeits and no additional grants in performance share rights between the end of financial year and 22 September 2014.

		(Unaudited) 2014
Weighted average data:
—fair value at grant date of grants made during the year	A$	3.35
—share price at exercise date of grants exercised during the year	A$	4.49
—remaining contractual life at 30 June	years	5.75

        The fair value of equity-settled performance share rights was determined as at grant date, using a binomial valuation methodology. The values calculated do not take into account the probability of rights being forfeited prior to vesting, as a probability adjustment is made when computing the share-based payment expense.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 27. SHARE-BASED PAYMENTS (Continued)

B)    FAIR VALUE

        The significant inputs into the valuation models for the equity-settled grants made during the year were:

	(Unaudited) Dec 2013 grants	(Unaudited) Jan 2014 grants
Weighted average share price	A$4.39	A$4.30
Expected volatility	25%	25%
Expected life	0 - 2 years	0.4 - 2.7 years
Annual risk-free interest rate	2.46 - 2.76%	2.39 - 2.91%
Expected dividend yield	3.40%	3.40%

        The expected volatility was determined based on a two-year historic volatility of seven other listed companies.

C)    SHARE-BASED PAYMENT EXPENSE

        Recall recognised a total expense of US$2.6 million (2013: US$0.5 million) relating to share-based payments.

NOTE 28. RESERVES AND RETAINED EARNINGS

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Reserves	(171.2)	(36.4)
Retained earnings	224.9	206.7

	53.7	170.3

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 28. RESERVES AND RETAINED EARNINGS (Continued)

A)    MOVEMENTS IN RESERVES AND RETAINED EARNINGS

	Reserves
	(Unaudited) Hedging	(Unaudited) Share-based payments	(Unaudited) Foreign currency translation	(Unaudited) Common control	(Unaudited) Total	(Unaudited) Retained earnings
	US$M	US$M	US$M	US$M	US$M	US$M
Year ended 30 June 2013
Opening balance	—	2.5	7.1	(32.5)	(22.9)	163.4
Foreign exchange differences	—	—	(13.5)	—	(13.5)	—
Share-based payments:
—expense recognised during the year	—	0.5	—	—	0.5	—
—reversed on exercise of shares	—	(0.5)	—	—	(0.5)	—
Net profit for the year	—	—	—	—	—	43.3

Closing balance	—	2.5	(6.4)	(32.5)	(36.4)	206.7

Year ended 30 June 2014
Opening balance	—	2.5	(6.4)	(32.5)	(36.4)	206.7
Recognised in relation to demerger (Note 4A)	—	—	—	(147.0)	(147.0)	—
Foreign exchange differences	—	—	11.7	—	11.7	—
Cash flow hedges:
—fair value losses	(0.7)	—	—	—	(0.7)	—
—tax on fair value losses	0.2	—	—	—	0.2	—
Share-based payments:						—
—expense recognised during the year	—	2.6	—	—	2.6	—
—shares issued	—	(2.1)	—	—	(2.1)	—
—equity component of related tax	—	0.5	—	—	0.5	—
Dividends paid	—	—	—	—	—	(23.8)
Net profit for the year	—	—	—	—	—	42.0

Closing balance	(0.5)	3.5	5.3	(179.5)	(171.2)	224.9

B)    NATURE AND PURPOSE OF RESERVES

Hedging reserve

        This comprises the cumulative portion of the gain or loss of cash flow hedges that are determined to be effective hedges. Amounts are recognised in the income statement when the associated hedged transaction is recognised or the hedge or a portion thereof becomes ineffective.

Share-based payments reserve

        This comprises the cumulative share-based payment expense recognised in the income statement in relation to equity-settled options and share rights issued but not yet exercised. Refer to Note 27 for further details.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 28. RESERVES AND RETAINED EARNINGS (Continued)

Foreign currency translation reserve

        This comprises cumulative exchange differences arising from the translation of the financial statements of the Company and its subsidiaries (net of qualifying net investment hedge) from their functional currency to the presentation currency i.e. US dollars. When a subsidiary or an operation is disposed, the accumulated balance in the reserve relating to the subsidiary or the operation is recognised in the income statement.

Common control reserve

        Business combinations involving entities or businesses under common control are outside the scope of AASB 3: Business Combinations. A number of common control transactions took place in 2012 or as part of the demerger and have been accounted for using predecessor accounting, without recognition of additional goodwill. The common control reserve represents the excess of the consideration paid in those common control transactions over the carrying value of the net assets acquired.

NOTE 29. FINANCIAL RISK MANAGEMENT

        Recall is exposed to a variety of financial risks: market risk (including the effect of fluctuations in interest rates and exchange rates), liquidity risk and credit risk.

        Recall's overall risk management program focuses on the unpredictability of financial markets and seeks to minimise potential adverse effects on its financial performance.

        Recall uses standard derivative financial instruments to manage its risk exposure in the normal course of business. Recall does not trade in financial instruments for speculative purposes. Hedging activities are conducted through Recall's Treasury department on a centralised basis in accordance with Board policies and guidelines through standard operating procedures and delegated authorities.

        Policies with respect to financial risk management and hedging activities are discussed below and should be read in conjunction with detailed information contained in the Operational & Financial Review.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 29. FINANCIAL RISK MANAGEMENT (Continued)

A)    FAIR VALUES

        Set out below is a comparison by category of the carrying amounts and fair values of financial instruments recognised in the balance sheet. With the exception of hedging instruments, all financial assets and financial liabilities are classified as loans and receivables.

	Carrying amount		Fair value
	(Unaudited) 2014	(Unaudited) 2013	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M	US$M	US$M
Financial assets
—cash at bank and in hand (Note 13)	72.1	6.1	72.1	6.1
—trade receivables (Note 14)	131.0	20.8	131.0	20.8
—receivables from Brambles Group entities (Note 14)	—	23.7	—	23.7
—receivables from Recall Group entities not owned in 2013 (Note 14)	—	19.0	—	19.0
Financial liabilities
—trade payables (Note 22)	44.6	7.0	44.6	7.0
—payable to Brambles Group entity (Note 22)	—	9.1	—	9.1
—payable to Recall Group entities not owned in 2013 (Note 22)	—	5.0	—	5.0
—bank loans (Note 23)	552.2	—	552.2	—
—interest rate swaps (Note 16)	0.7	—	0.7	—

        Recall uses the following methods in estimating the fair values of financial instruments:

  •
  Level 1—the fair value is calculated using quoted prices in active markets;

  •
  Level 2—the fair value is estimated using inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly (as prices) or indirectly (derived from prices); or

  •
  Level 3—the fair value is estimated using inputs for the asset or liability that are not observable market data.

        The table below sets out the fair values and methods used to estimate the fair value of derivatives designated as hedging instruments.

	2014				2013
	(Unaudited) Level 1	(Unaudited) Level 2	(Unaudited) Level 3	(Unaudited) Total	(Unaudited) Level 1	(Unaudited) Level 2	(Unaudited) Level 3	(Unaudited) Total
	US$M	US$M	US$M	US$M	US$M	US$M	US$M	US$M
Derivative financial liabilities
—interest rate swaps	—	0.7	—	0.7	—	—	—	—

        The fair values of derivatives designated as hedging instruments are determined using valuation techniques that are based on observable market data. Fair value for other financial assets and liabilities

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 29. FINANCIAL RISK MANAGEMENT (Continued)

has been calculated by discounting future cash flows at prevailing interest rates for the relevant yield curve.

B)    MARKET RISK

        Recall has the following risk policies in place with respect to market risk.

Interest rate risk

        Recall's exposure to potential volatility in finance costs, predominantly US dollars, Australian dollars, Sterling and Euros, is managed by maintaining a mix of fixed and floating-rate instruments within select target bands over defined periods. In most cases, interest rate derivatives are used to achieve these targets synthetically.

        The following table sets out the financial instruments exposed to interest rate risk at reporting date:

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Financial assets (floating rate)
Cash at bank	72.1	6.1

Weighted average effective interest rate	0.7%	2.7%

Financial liabilities (floating rate)
Bank loans	552.2	—
Interest rate swaps (notional value)—cash flow hedges	(200.0)	—

Net exposure to cash flow interest rate risk	352.2	—

Weighted average effective interest rate	3.1%	—

Financial liabilities (fixed rate)
Interest rate swaps (notional value)—cash flow hedges	200.0	—

Net exposure to fair value interest rate risk	200.0	—

Weighted average effective interest rate	0.9%	—

Interest rate swap—cash flow hedge

        In 2014, Recall entered into an interest rate swap with various banks swapping US$200.0 million of the floating rate bank loans to fixed rate. The fair value of this contract at the reporting date was US$0.7 million.

        The terms of the swap match the terms of the fixed rate bank loans for the amounts and durations being hedged. Since inception, the interest rate swap has been an effective hedging instrument.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 29. FINANCIAL RISK MANAGEMENT (Continued)

B)    MARKET RISK (Continued)

Sensitivity analysis

        The following table sets out the sensitivity of Recall's financial assets and financial liabilities to interest rate risk applying the following assumptions. Impact on profit after tax and equity assumes a parallel shift in the interest rates by the number of basis points included in the table below. Recall did not have a material interest rate risk exposure in 2013.

Interest rate risk
	2014		2013
	lower rates	higher rates	lower rates	higher rates
US dollar interest rates	–50 bps	+100 bps	–25 bps	+75 bps
Australian dollar interest rates	–50 bps	+100 bps	–50 bps	+75 bps
Sterling interest rates	–50 bps	+100 bps	–25 bps	+75 bps
Euro interest rates	–50 bps	+100 bps	–25 bps	+75 bps

	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	US$M	US$M	US$M	US$M
Impact on profit after tax	1.2	(2.3)	—	—
Impact on equity	(1.3)	2.6	—	—

Foreign exchange risk

        Exposure to foreign exchange risk arises from the global nature of Recall's business and its capital structure. It is also inherent in the financial instruments that are denominated in a currency other than the functional currency in which they are measured. For the purposes of AASB 7: Financial Instruments: Disclosures, currency risk does not arise from financial instruments that are non-monetary items or from financial instruments denominated in the functional currency and accordingly, these items are not included in the currency profile table below.

        Recall currently does not have any hedging instruments pertaining to its consolidated foreign exchange exposure.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 29. FINANCIAL RISK MANAGEMENT (Continued)

Currency profile

        The following table sets out the currency mix profile of Recall's financial instruments at reporting date:

	(Unaudited) US dollar	(Unaudited) Sterling	(Unaudited) Total
	US$M	US$M	US$M
2014
Financial assets
—trade receivables	0.5	—	0.5
—cash at bank and in hand	0.4	—	0.4

	0.9	—	0.9

Financial liabilities
—trade payables	0.7	—	0.7
—bank loans	—	15.3	15.3

	0.7	15.3	16.0

        Recall did not have a material foreign currency exposure in 2013.

Sensitivity analysis

        The following table sets out the sensitivity of Recall's financial assets and financial liabilities to foreign exchange risk. For the purposes of disclosing this analysis, exposure relating to the translation of the financial statements of the controlled entities into the presentation currency is not considered. The analysis also assumes that all other variables are held constant.

	Foreign exchange risk
	2014		2013
	lower rates	higher rates	lower rates	higher rates
Exchange rate movement	–10%	+10%	–10%	+10%

	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	US$M	US$M	US$M	US$M
Impact on profit after tax	1.0	(1.0)	—	—

C)    LIQUIDITY RISK

        Recall's objective is to provide adequate liquidity to support the financial needs of its ongoing operations as well as investments in growth and productivity. Recall funds its operations and investing activities through operating cash flows, cash on hand and a revolving credit facility.

        Existing bank credit facilities are structured on a committed multi-currency revolving basis and, at the balance sheet date, had maturities ranging out to 2018. Borrowings under the bank credit facilities are floating-rate, unsecured obligations with covenants and terms typical for a multi-national borrower.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 29. FINANCIAL RISK MANAGEMENT (Continued)

Recall also has access to further funding through uncommitted and standby lines of credit for daily liquidity. Recall did not have any stand-alone credit facilities in 2013. Refer to Note 23 for borrowing facility disclosures.

Maturities of derivative financial assets and liabilities

        The maturity of Recall's contractual cash flows on net and gross settled derivative financial instruments, based on the remaining period to contractual maturity date, is presented below. Cash flows on interest rate swaps are valued based on forward interest rates applicable at reporting date.

	(Unaudited) Year 1	(Unaudited) Year 2	(Unaudited) Year 3	(Unaudited) Year 4	(Unaudited) Year 5	(Unaudited) Total contractual cash flows	(Unaudited) Carrying amount assets/ (liabilities)
	US$M	US$M	US$M	US$M	US$M	US$M	US$M
2014
Net settled
Interest rate swaps
—cash flow hedges	—	—	(0.7)	—	—	(0.7)	(0.7)

	—	—	(0.7)	—	—	(0.7)	(0.7)

        There were no net or gross settled derivative financial assets and liabilities in 2013.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 29. FINANCIAL RISK MANAGEMENT (Continued)

Maturities of non-derivative financial liabilities

        The maturity of Recall's contractual cash flows on non-derivative financial liabilities, based on the remaining period to contractual maturity date, for principal and interest, is presented below. Refer to Note 23B for borrowing facilities maturity profile.

	(Unaudited) Year 1	(Unaudited) Year 2	(Unaudited) Year 3	(Unaudited) Year 4	(Unaudited) Year 5	(Unaudited) Total contractual cash flows	(Unaudited) Carrying amount
	US$M	US$M	US$M	US$M	US$M	US$M	US$M
2014
Non-derivative financial liabilities
Trade payables	44.6	—	—	—	—	44.6	44.6
Bank loans	18.5	18.5	399.5	5.6	171.7	613.8	552.2

	63.1	18.5	399.5	5.6	171.7	658.4	596.8

2013
Non-derivative financial liabilities
Trade payables	7.0	—	—	—	—	7.0	7.0
Payable to Brambles Group entity	9.1	—	—	—	—	9.1	9.1
Payables to Recall Group entities not owned in 2013	5.0	—	—	—	—	5.0	5.0

	21.1	—	—	—	—	21.1	21.1

D)    CREDIT RISK EXPOSURE

        Recall is exposed to credit risk on its financial assets, which comprise cash and cash equivalents, trade and other receivables and derivative financial instruments. The exposure to credit risks arises from the potential failure of counterparties to meet their obligations. The maximum exposure to credit risk at the reporting date is the carrying amount of the financial instruments as set out in Note 29A. There is no significant concentration of credit risk.

        Recall trades only with recognised, creditworthy third parties. Collateral is generally not obtained from customers.

        Customers are subject to credit verification procedures including an assessment of their independent credit rating, financial position, past experience and industry reputation. Credit limits are set for individual customers and approved by credit managers in accordance with an approved authority matrix. These credit limits are regularly monitored and revised based on historic turnover activity and credit performance. In addition, overdue receivable balances are monitored and actioned on a regular basis.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 29. FINANCIAL RISK MANAGEMENT (Continued)

E)    CAPITAL RISK MANAGEMENT

        Recall's capital is structured to support long-term strategic plans to drive shareholder value creation through investments in growth and productivity while maintaining a prudent level of financial leverage. It is based on a targeted return to shareholders within a range of debt outstanding, as measured primarily by the ratio of net debt to EBITDA. In determining its capital structure, Recall considers the robustness of future cash flows, potential funding requirements for growth opportunities and acquisitions, the cost of capital and ease of access to funding sources.

        Initiatives available to Recall to achieve its desired capital structure include adjusting the amount of dividends paid to shareholders, returning capital to shareholders, buying-back share capital, issuing new shares, selling assets to reduce debt and varying the maturity profile of its borrowings.

        Recall considers its capital to comprise:

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Total borrowings	552.2	—
Less: cash and cash equivalents	(72.1)	(6.1)

Net debt	480.1	(6.1)
Total equity	599.4	241.7

Total capital	1,079.5	235.6

        Under the terms of its bank loan facility established in 2014, Recall is required to comply with the following financial covenants:

  •
  the ratio of net debt to EBITDA must be less than 3.5 to 1; and

  •
  the ratio of EBITDA to net financing costs must be not less than 3.5 to 1.

        Additional requirements include the coverage of EBITDA and assets by certain guarantor subsidiaries.

        Recall has complied with these financial covenants.

NOTE 30. CASH FLOW STATEMENT—ADDITIONAL INFORMATION

A)    RECONCILIATION OF CASH

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
For the purpose of the cash flow statement, cash comprises:
Cash at bank and in hand (Note 13)	72.1	6.1

	72.1	6.1

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 30. CASH FLOW STATEMENT—ADDITIONAL INFORMATION (Continued)

B)    RECONCILIATION OF PROFIT AFTER TAX TO NET CASH FLOWS FROM OPERATING ACTIVITIES

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Profit after tax	42.0	43.3
Adjustments for:
—depreciation and amortisation	47.1	13.1
—tax expense	20.3	20.0
—net finance costs	12.3	0.6
—net loss on disposal of property, plant and equipment	0.2	—
—write-off of assets	8.1	—
—equity-settled share-based payments	2.6	0.5
Movements in operating assets and liabilities, net of acquisitions and disposals:
—change in trade and other receivables	(22.0)	2.2
—change in prepayments	3.5	(0.5)
—change in inventories	(0.4)	0.1
—change in trade and other payables	21.0	(1.3)
—change in deferred taxes and tax payable	(2.7)	(18.0)
—change in provisions	19.1	(0.1)

Cash generated from operations	151.1	59.9
Interest and other finance costs paid	(15.1)	(0.6)
Interest received	0.5	0.3
Taxes paid, net of refunds	(22.7)	(2.0)

Net cash inflow from operating activities	113.8	57.6

C)    NON-CASH FINANCING OR INVESTING ACTIVITIES

        There were no financing or investing transactions during the year which have had a material effect on the assets and liabilities of Recall that did not involve cash flows.

NOTE 31. COMMITMENTS

A)    CAPITAL EXPENDITURE COMMITMENTS

        Capital expenditure contracted for but not recognised as liabilities at reporting date were as follows:

	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Within one year	10.3	—
Between one and five years	1.1	—

	11.4	—

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 31. COMMITMENTS (Continued)

        These commitments principally relate to property, plant and equipment.

B)    OPERATING LEASE COMMITMENTS

        Recall has entered into operating lease agreements for offices, operational locations and plant and equipment. The leases have varying terms, escalation clauses and renewal rights. Escalation clauses are rare and any impact is considered immaterial.

        The future minimum lease payments under such non-cancellable operating leases are as follows:

	Occupancy		Plant
	(Unaudited) 2014	(Unaudited) 2013	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M	US$M	US$M
Within one year	106.7	27.3	15.5	1.6
Between one and five years	303.4	75.4	20.4	1.1
After five years	175.0	31.2	0.5	—

Minimum lease payments	585.1	133.9	36.4	2.7

        During the year, operating lease expense of US$80.0 million (2013: US$33.0 million) was recognised in the income statement.

C)    FINANCE LEASE COMMITMENTS

        There were no material finance lease commitments as at 30 June 2014 or 30 June 2013.

NOTE 32. CONTINGENCIES

  a)
  Certain Recall entities have contingent unsecured liabilities in respect of guarantees and stand by letters of credit relating to performance under contracts entered into totalling US$45.0 million (2013: US$11.6 million).

  b)
  Environmental contingent liabilities

    Recall's activities have included the treatment and disposal of hazardous and non-hazardous waste. In addition, other activities of Recall entail using, handling and storing materials which are capable of causing environmental impairment.

    As a consequence of the nature of these activities, Recall has incurred and may continue to incur environmental costs and liabilities associated with site and facility operation, closure, remediation, aftercare, monitoring and licensing. Provisions have been made in respect of estimated environmental liabilities at all sites and facilities where obligations are known to exist and can be reliably measured.

    However, additional liabilities may emerge due to a number of factors including changes in the numerous laws and regulations which govern environmental protection, liability, land use, planning and other matters in each jurisdiction in which Recall operates or has operated. These extensive laws and regulations are continually evolving in response to technological

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 32. CONTINGENCIES (Continued)

    advances, scientific developments and other factors. Recall cannot predict the extent to which it may be affected in the future by any such changes in legislation or regulation.

  c)
  In the ordinary course of business, Recall becomes involved in litigation. Provision has been made for known obligations where the existence of the liability is probable and can be reasonably quantified. As the outcomes of these matters remain uncertain, contingent liabilities exist for possible amounts eventually payable that are in excess of the amounts provided.

  d)
  In June 2012, a third party facility leased by Recall suffered significant structural damage resulting in the facility becoming non-operational. Consequently, Recall has and will continue to incur costs associated with the incident and the relocation of operations to a new facility. Provision, net of insurance proceeds received, has been made in respect of Recall's obligations that are known to exist and can be reliably measured. The provision is Recall's current best estimate of the costs it will incur arising from this matter. There are, however, a number of aspects relating to this matter, including potential insurance coverage issues arising from litigation, which have not been finalised and a number of parties are involved in their resolution. At the date of this report, it is not possible to determine when all of these aspects will be finalised.

  e)
  Recall Holdings Limited and certain of its Australian subsidiaries are parties to a deed of cross guarantee (the Deed) which provides relief to those subsidiaries from the Corporations Act 2001 requirements for preparation, audit and lodgement of financial reports (refer to Note 38). The effect of the Deed is that the Company guarantees to each creditor payment in full of any debt in the event of winding up of any of the subsidiaries under certain provisions of the Corporations Act 2001. If a winding up occurs under other provisions of the Act, the Company will only be liable in the event that after six months any creditor has not been paid in full. The subsidiaries have also given similar guarantees in the event the Company is wound up.

    None of the subsidiaries which are a party to the Deed are in the process of being wound up as at the date of authorisation of this financial report.

  f)
  In January 2002, a fire destroyed Recall's Information Centre in Roye, France. A number of customer claims resulted from the fire and were resolved, along with litigation with Recall's insurers which is ongoing. Local authorities have been conducting an investigation for several years into the cause and Recall's responsibility, if any. At the date of this report, it is not possible to determine when the remaining aspects will be resolved.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 33. AUDITOR'S REMUNERATION

	(Unaudited) 2014	(Unaudited) 2013
	US$'000	US$'000
Amounts received or due and receivable by PwC (Australia) for:
Audit services in Australia:
—audit and review of financial reports	538	90
—other assurance services	29	—

	567	90

Total remuneration of PwC (Australia)	567	90

Amounts received or due and receivable by related practices of PwC (Australia) for:
Audit services outside Australia:
—audit and review of financial reports	794	36
—other assurance services	67	—

	861	36

Other services:
—tax advisory services	5	—

	5	—

Total remuneration of related practices of PwC (Australia)	866	36

Total auditor's remuneration	1,433	126

        From time to time, Recall employs PwC on assignments additional to their statutory audit duties where PwC, through their detailed knowledge of the Group, are best placed to perform the services from an efficiency, effectiveness and cost perspective. The performance of such non-audit related services is always balanced with the fundamental objective of ensuring PwC's objectivity and independence as auditors. To ensure this balance, Recall's Charter of Audit Independence requires that the Audit Committee approve any management recommendation that PwC undertake non-audit work (with approval being delegated to the Chief Financial Officer within specified monetary limits).

NOTE 34. KEY MANAGEMENT PERSONNEL

A)    KEY MANAGEMENT PERSONNEL COMPENSATION

	(Unaudited) 2014	(Unaudited) 2013
	US$'000	US$'000
Short-term employee benefits	4,577	2,521
Post employment benefits	329	160
Other benefits	874	210
Share-based payment expense	3,374	1,378
	9,154	4,269

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 34. KEY MANAGEMENT PERSONNEL (Continued)

        Key management personnel compensation above comprises compensation for the full years ended 30 June 2014 and 30 June 2013, even though certain key management personnel are employed by entities which were only acquired by Recall during the demerger in 2014. Compensation disclosed in this Note 34 therefore differs from the amounts expensed in the statutory income statement presented in these financial statements.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 34. KEY MANAGEMENT PERSONNEL (Continued)

B)    EQUITY INSTRUMENTS DISCLOSURE RELATING TO KEY MANAGEMENT PERSONNEL

        The number of ordinary shares and options/share rights in Recall Holdings Limited held during the financial year by key management personnel, including their related parties, are set out below:

Name and holdings	(Unaudited) Balance at start of the year	(Unaudited) Granted during the year	(Unaudited) Vested/ Exercised during the year	(Unaudited) Lapsed during the year	(Unaudited) Changes during the year	(Unaudited) Balance at end of the year	(Unaudited) Vested and exercisable at end of the year
2014
Directors
Ian Blackburne
Ordinary shares	—	—	—	—	40,000	40,000	—
Share rights	—	—	—	—	—	—	—
Doug Pertz
Ordinary shares	—	—	—	—	142,377	142,377	—
Ordinary shares subject to retention conditions	—	—	525,035	—	—	525,035	—
Share rights	—	1,575,103	(525,035)	—	—	1,050,068	—
Neil Chatfield
Ordinary shares	—	—	—	—	15,000	15,000	—
Share rights	—	—	—	—	—	—	—
Tahira Hassan
Ordinary shares	—	—	—	—	1,600	1,600	—
Share rights	—	—	—	—	—	—	—
Wendy Murdock
Ordinary shares	—	—	—	—	12,500	12,500	—
Share rights	—	—	—	—	—	—	—
Other Key Management Personnel
Mark Wratten
Ordinary shares	—	—	—	—	10,000	10,000	—
Share rights	—	261,980	—	—	—	261,980	—
Christian Coenen
Ordinary shares	—	—	—	—	—	—	—
Share rights	—	266,775	—	—	—	266,775	—
Mark Wesley
Ordinary shares	—	—	—	—	—	—	—
Share rights	—	433,706	—	—	—	433,706	—
Owen Kinnaird
Ordinary shares	—	—	—	—	—	—	—
Share rights	—	168,183	—	—	—	168,183	—

        As at 30 June 2013, there were no options or rights granted over shares in Recall Holdings Limited. In April 2013, Mr Pertz received a one-off grant of share rights in recognition of the

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 34. KEY MANAGEMENT PERSONNEL (Continued)

significant opportunity he forfeited in leaving his previous employer. This grant was subject to conditions precedent as outlined in the Scheme Book. The conditions precedent including shareholder approval were satisfied on 10 December 2013.

C)    OTHER TRANSACTIONS WITH KEY MANAGEMENT PERSONNEL

        Other transactions with key management personnel are set out in Note 35C.

        Further remuneration disclosures are set out in the Directors' Report on pages 45 to 67 of the Annual Report.

NOTE 35. RELATED PARTY INFORMATION

A)    RECALL

        Recall comprises Recall Holdings Limited and the entities controlled during the period. As at 30 June 2013, Recall primarily comprised certain entities in Australia and New Zealand. A number of material subsidiaries were acquired as part of the demerger (refer to Note 35D for details).

        Borrowings under the syndicated credit facility are undertaken by a limited number of Recall subsidiaries. Funding of other subsidiaries is by way of inter-company loans, all of which are documented and carry arms-length interest rates applicable to the currency and terms of the loans.

        Dividends are declared within the Group only as required for funding or other commercial reasons.

        Brambles had cost sharing agreements in place to ensure that relevant costs are taken up by the entities receiving the benefits. Similarly, the Company has cost sharing agreements in place with the Recall businesses to ensure that relevant costs are taken up by the entities receiving the benefits. The costs charged by Brambles and Recall HQ to Recall under these cost sharing arrangements (in case of Recall HQ, until the date of demerger) were US$5.6 million (2013: US$12.2 million). Subsequent to the demerger, Recall continues to provide DMS and other services to Brambles on an arms-length basis.

        Other than the transactions referred to above with Brambles and Recall HQ, all amounts receivable and payable by entities within Recall and any interest thereon are eliminated on consolidation.

B)    JOINT VENTURES

        Recall's share of the net results of joint ventures is disclosed in Note 18.

C)    OTHER TRANSACTIONS

        Other transactions entered into during the year with Directors of Recall Holdings Limited; with Director-related entities; with key management personnel (KMP, as set out in the Directors' Report); or with KMP-related entities were on terms and conditions no more favourable than those available to other employees, customers or suppliers and include transactions in respect of the employee option

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 35. RELATED PARTY INFORMATION (Continued)

plans, contracts of employment and reimbursement of expenses. Any other transactions were trivial or domestic in nature.

D)    MATERIAL SUBSIDIARIES

        The principal subsidiaries of Recall Holdings Limited are as below:

			% interest held at reporting date
Name	Place of incorporation	Acquired in (if not owned in 2013)	(Unaudited) 2014	(Unaudited) 2013
Recall Information Management Pty Limited	Australia	—	100	100
(previously Ausdoc Information Management Pty Limited)
Recall New Zealand Limited	New Zealand	—	100	100
Mobileshred Inc.	Canada	November 2013	100	—
Recall Secure Destruction Services Inc.	USA	November 2013	100	—
Recall Total Information Management Inc.	USA	November 2013	100	—
Recall do Brasil Ltda	Brazil	November 2013	100	—
Recall Limited	UK	November 2013	100	—
Recall France SA	France	November 2013	100	—
Recall Total Information Management Pte Ltd	Singapore	November 2013	100	—
(previously Cisco Recall Total Information Management Pte Ltd)
Recall Information Management SA	Spain	November 2013	100	—
Recall Sweden AB	Sweden	November 2013	100	—
CitiStorage LLC	USA	May 2014	100	—
        In addition to the above, there are a number of dormant or non-material subsidiaries within Recall.

        Investments in subsidiaries are primarily by means of ordinary or common shares. All material subsidiaries prepare accounts with a 30 June balance date.

E)    DIRECTORS' INDEMNITIES

        Section 20 of the Company's Constitution provides that, to the extent permitted by law, the Company may indemnify any current or former director or Secretary or officer or senior manager of the Company or a subsidiary out of the property of the Company against:

  (a)
  any liability incurred by the person in that capacity (except a liability for legal costs);

  (b)
  legal costs incurred in defending or resisting (or otherwise in connection with) proceedings, whether civil or criminal or of an administrative or investigatory nature, in which the person becomes involved because of that capacity; and

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 35. RELATED PARTY INFORMATION (Continued)

  (c)
  legal costs incurred in good faith in obtaining legal advice on issues relevant to the performance of their functions and discharge of their duties as an officer of the Company or a subsidiary, if that expenditure has been approved in accordance with the Company's policy, except to the extent that:

  (d)
  the Company is forbidden by law to indemnify the person against the liability or legal costs; or

  (e)
  an indemnity by the Company of the person against the liability or legal costs, if given, would be made void by law.

        Each Director has entered a Deed of Indemnity, Insurance and Access under which the Company indemnifies each Director on a full indemnity basis and to the extent permitted by law, against all losses or liabilities (including all reasonable legal costs) incurred by the Director as an officer of the Company or a related body corporate, including for disclosures made in the Scheme Book.

        The Company has paid a premium in respect of an insurance policy that covers Directors and officers of Recall against liabilities arising out of the conduct of the business of Recall. The insurance premium paid has not been disclosed due to the confidentiality undertakings in the insurance policy.

NOTE 36. EVENTS AFTER BALANCE SHEET DATE

        Post year-end, Recall made three small tuck-in acquisitions.

        On 3 September 2014, Recall announced that it has entered into an agreement to sell its SDS business in Germany. The sale is subject to final regulatory approval from the German competitor regulator and is anticipated to be closed by 31 December 2014.

        Other than those outlined in the Directors' Report or elsewhere in these financial statements, there have been no other events that have occurred subsequent to 30 June 2014 and up to the date of these financial statements that have had a material impact on Recall's financial performance or position.

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 37. PARENT ENTITY FINANCIAL INFORMATION

A)    SUMMARISED FINANCIAL INFORMATION

	Parent entity
	(Unaudited) 2014	(Unaudited) 2013
	US$M	US$M
Profit for the year	26.5	—
Other comprehensive income for the year	6.2	10.3

Total comprehensive income	32.7	10.3

Current assets	3.0	—
Non-current assets	761.7	157.9

Total assets	764.7	157.9
Current liabilities	175.5	53.0
Non-current liabilities	1.1	—

Total liabilities	176.6	53.0

Net assets	588.1	104.9

Contributed equity	545.7	71.4
Foreign currency translation reserve	(1.1)	(7.3)
Retained earnings	43.5	40.8

Total equity	588.1	104.9

B)    GUARANTEES AND CONTINGENT LIABILITIES

        During 2014, the parent entity (Recall Holdings Limited) entered into a deed of cross guarantee whereby the Company guarantees debts in respect of certain subsidiaries. Further details are disclosed in Note 38.

        Other than the above, the parent entity did not have any material guarantees and contingent liabilities at 30 June 2014 or 30 June 2013.

C)    CONTRACTUAL COMMITMENTS

        The parent entity did not have any contractual commitments for the acquisition of property, plant and equipment at 30 June 2014 or 30 June 2013.

NOTE 38. DEED OF CROSS GUARANTEE

        Pursuant to ASIC Class Order 98/1418 (as amended) dated 13 August 1998, the wholly-owned subsidiaries of the Company (as listed below) are relieved from the Corporations Act requirements for preparation, audit and lodgement of financial reports, and Directors' reports.

        It is a condition of the Class Order that the Company and each of the subsidiaries enter into a deed of cross guarantee (the Deed). The Deed was entered into on 6 May 2014. The effect of the

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 38. DEED OF CROSS GUARANTEE (Continued)

Deed is that the Company guarantees to each creditor payment in full of any debt in the event of winding up of any of the subsidiaries under certain provisions of the Corporations Act 2001. If a winding up occurs under the provisions of the Act, the Company will only be liable in the event that after six months any creditor has not been paid in full. The subsidiaries have also given similar guarantees in the event that the Company is wound up.

        The entities subject to the Deed (the Deed Group) are:

  •
  Recall Holdings Limited;

  •
  Ausdoc Holdings Pty Limited;

  •
  Ausdoc Group Pty Limited;

  •
  Recall Overseas Holdings Pty Limited;

  •
  Recall Information Management Pty Limited;

  •
  Data Security Services Pty Limited;

  •
  Kestrel Information Management Pty Limited;

  •
  Recall International Pty Limited; and

  •
  Recall Technology Pty Limited.

        A consolidated income statement, consolidated statement of comprehensive income and consolidated balance sheet of the Deed Group, after eliminating all transactions between parties to the Deed for the year ended 30 June 2014 is set out below. Notwithstanding the Deed only being entered into on 6 May 2014, the consolidated income statement of the Deed Group is presented for the period for which the wholly-owned subsidiaries were owned by the Company in 2014 to align with Recall's consolidated statutory results.

A)    INCOME STATEMENT OF THE DEED GROUP

(Unaudited) 2014
US$M
Sales revenue	177.1
Operating expenses	(139.2)

Operating profit	37.9

Finance revenue	24.4
Finance costs	(3.7)

Net finance costs	20.7

Profit before tax	58.6
Tax expense	(12.4)

Profit after tax	46.2

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 38. DEED OF CROSS GUARANTEE (Continued)

B)    STATEMENT OF COMPREHENSIVE INCOME OF THE DEED GROUP

(Unaudited) 2014
US$M
Profit for the year	46.2
Other comprehensive income:
Items that may be reclassified to profit or loss:
Foreign exchange differences on translation of financial statements	5.1

Other comprehensive income for the year	5.1

Total comprehensive income for the year	51.3

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 38. DEED OF CROSS GUARANTEE (Continued)

C)    BALANCE SHEET OF THE DEED GROUP

(Unaudited) 2014
US$M
ASSETS
Current assets
Cash and cash equivalents	7.2
Trade and other receivables	64.1
Inventories	0.4
Other assets	1.2

Total current assets	72.9

Non-current assets
Investments	655.2
Property, plant and equipment	53.7
Goodwill	119.5
Intangible assets	37.0

Total non-current assets	865.4

Total assets	938.3

LIABILITIES
Current liabilities
Trade and other payables	151.2
Tax payable	3.4
Provisions	4.7

Total current liabilities	159.3

Non-current liabilities
Provisions	5.1
Deferred tax liabilities	8.6
Other liabilities	8.3

Total non-current liabilities	22.0

Total liabilities	181.3

Net assets	757.0

EQUITY
Contributed equity	545.7
Reserves	(5.7)
Retained earnings	217.0

Total equity	757.0

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS (Continued)

for the year ended 30 June 2014

(Unaudited)

NOTE 38. DEED OF CROSS GUARANTEE (Continued)

D)    STATEMENT OF CHANGES IN RETAINED EARNINGS OF THE DEED GROUP

(Unaudited) 2014
US$M
Retained earnings at the beginning of the year	194.6
Dividends	(23.8)
Profit for the year	46.2

Retained earnings at the end of the year	217.0

DIRECTORS' DECLARATION

        In the opinion of the Directors of Recall Holdings Limited:

  (a)
  the financial statements and notes set out on pages 69 to 114 are in accordance with the Corporations Act 2001, including:

  (i)
  complying with Accounting Standards, the Corporations Regulations 2001 and other mandatory professional reporting requirements; and

  (ii)
  giving a true and fair view of the financial position of Recall as at 30 June 2014 and of its performance for the year ended on that date; and

  (b)
  there are reasonable grounds to believe that Recall Holdings Limited will be able to pay its debts as and when they become due and payable.

        A statement of compliance with International Financial Reporting Standards as issued by the International Accounting Standards Board is included within Note 1 to the financial statements.

        The Directors have been given the declarations by the Chief Executive Officer and Chief Financial Officer required by section 295A of the Corporations Act 2001.

        At the date of this declaration, there are reasonable grounds to believe that the members of the extended closed group identified in Note 38 will be able to meet any obligations or liabilities to which they are, or may become, subject by virtue of the deed of cross guarantee described in Note 38.

        This declaration is made in accordance with a resolution of the Directors.

Ian Blackburne
Chairman

Doug Pertz
Chief Executive Officer

26 September 2014

QuickLinks

  Exhibit 99.1
CONSOLIDATED FINANCIAL REPORT for the year ended 30 June 2015
FINANCIAL REPORT for the year ended 30 June 2014
(Unaudited)